UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 3006

John Hancock Bond Trust
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone
Treasurer

601 Congress Street

Boston, Massachusetts 02210

(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	May 31

Date of reporting period:	May 31, 2018

ITEM 1. REPORTS TO STOCKHOLDERS.

John Hancock

Government Income Fund

Annual report 5/31/18

A message to shareholders

Dear shareholder,

It was a challenging 12 months for fixed-income investors, as both short- and long-term yields rose steadily higher. Inflation fears sparked a sell-off in credit segments of the markets in early 2018. The U.S. Federal Reserve (Fed) raised the benchmark lending rate by a quarter point three times during the period—and once more just after period end—bringing the federal funds rate to a range of 1.75% to 2.00%. The Fed appears to be moving in line with economic data, as its GDP estimate for 2018 rose from 2.00% to 3.00%. It has now hiked rates seven times since it began the current tightening cycle in December 2015, and indicated that more rate increases are likely this year.

While the U.S. economy has been fairly strong, this can lead to higher inflation, a stronger dollar, and tighter monetary policy, which isn't a favorable environment for many interest-rate-sensitive bonds. Those concerns have been reflected in recent market volatility, which is likely representative of the kinds of challenges income investors will continue to face in the back half of the year.

Your best resource in unpredictable markets is your financial advisor, who can help position your portfolio so that it's sufficiently diversified to meet your long-term objectives and to withstand the inevitable turbulence along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investments
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. It is not possible to invest directly into an index. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Government Income Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
18	Financial statements
21	Financial highlights
26	Notes to financial statements
34	Report of independent registered public accounting firm
35	Tax information
36	Trustees and Officers
40	More information

ANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal.

AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/18 (%)

Class A shares (without sales charge)
Bloomberg Barclays U.S. Government Bond Index
Morningstar intermediate government bond fund category average
−1.35
−0.80
−1.10
0.20
0.72
0.41
0.83
1.25
1.09
2.82
2.97
2.90
1 year
3 year
5 year
10 year

The Bloomberg Barclays U.S. Government Bond Index is an unmanaged index of U.S. Treasury and government agency bonds.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Government bonds finished with a loss

Stronger economic growth prompted the U.S. Federal Reserve to tighten monetary policy, contributing to rising yields for U.S. Treasuries and other government issues.

The fund underperformed

The fund experienced a loss for the period and trailed its benchmark, the Bloomberg Barclays U.S. Government Bond Index.

Yield curve positioning detracted from performance

An underweight position in 30-year bonds, which outperformed relative to the overall market, was a key detractor.

PORTFOLIO COMPOSITION AS OF 5/31/18 (%)

A note about risks

Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Investments in higher-yielding, lower-rated securities are subject to a higher risk of default. Mortgage- and asset-backed securities may be sensitive to changes in interest rates, and may be subject to early repayment and the market's perception of issuer creditworthiness. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Foreign investing has additional risks, such as currency and market volatility and political and social instability. Derivatives transactions, such as hedging and other strategic transactions, may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Fund distributions generally depend on income from underlying investments and may vary or cease altogether in the future. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       3

Discussion of fund performance

An interview with Portfolio Managers Howard C. Greene, CFA, and Jeffrey N. Given, CFA, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Howard C. Greene, CFA
Portfolio Manager
John Hancock Asset Management

Jeffrey N. Given, CFA
Portfolio Manager
John Hancock Asset Management

How would you characterize the market environment during the 12 months ended May 31, 2018?

The Bloomberg Barclays U.S. Government Bond Index, the fund's benchmark, posted a loss of 0.80%. The combination of accelerating economic growth and tighter U.S. Federal Reserve (Fed) policy was the primary factor weighing on market performance. The U.S. economy accelerated over the course of the period, with year-over-year GDP growth above 3% in each of the two middle calendar quarters of 2017. Improving growth was accompanied by a decline in the unemployment rate to a 17-year low of 3.9% in April 2018, as well as rising housing prices and robust consumer spending. The tax cut package passed in December 2017, which reduced both personal and corporate tax rates, further contributed to the favorable outlook for growth.

The positive trajectory for the economy enabled the Fed to maintain its approach of gradually normalizing monetary policy. The Fed raised rates by a quarter point at three of its meetings during the period, and one right after period end, lifting the federal funds target rate to a range of 1.75% to 2.00%. These moves brought the total of Fed rate increases to seven since the current cycle began in December 2015, with the consensus expectation that it would continue raising rates. In addition to tightening rates, the Fed continued the process of reducing its balance sheet by allowing its holdings of U.S. Treasuries and mortgage-backed securities to mature without reinvesting the proceeds.

These trends combined to put downward pressure on government bond prices. The yield on the 2-year U.S. Treasury note, which is highly sensitive to Fed policy, increased from 1.28% to 2.40% during the course of the period. The 10-year note rose from 2.21% to 2.83%, while the 30-year

ANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       4

"The combination of accelerating economic growth and tighter U.S. Federal Reserve (Fed) policy was the primary factor weighing on market performance."
note only climbed 0.13 percentage points, from 2.87% to 3.00%. Agency mortgage-backed securities (MBS) also produced negative total returns, but they outpaced U.S. Treasuries due largely to their higher yields. (Agency MBS are those insured by federal agencies such as Fannie Mae or Freddie Mac.)

What elements of the fund's positioning hurt and helped results?

The fund finished with a loss and underperformed the benchmark. Yield curve positioning was the primary reason for the shortfall. The fund was generally underweight in 30-year issues, which prevented it from fully participating in the stronger relative performance of this area. However, this was offset somewhat by our decision to maintain a shorter duration (interest-rate sensitivity) in relation to the benchmark at a time of rising rates. The fund's duration stood at 5.82 years as of May 31, 2018, below the 6.04-year level for the index.

QUALITY COMPOSITION AS OF 5/31/18 (%)

ANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       5

"The Fed is on track to continue raising rates, but we don't expect that it will be compelled to accelerate its pace of tightening given the backdrop of moderate growth and restrained inflation."

Asset allocation had a mixed effect on performance. On the positive side, positions in agency MBS and commercial MBS contributed to returns due to their above-average yields. Conversely, a small allocation to nonagency MBS detracted.

What were some key aspects of portfolio activity in the past 12 months?

We maintained a steady approach that sought to capitalize on relative values throughout the government bond category. We continued to emphasize agency MBS and other higher-yielding market segments over U.S. Treasuries, as we believe the higher income from these categories offered an advantage in terms of total return potential.

We gradually added to the fund's allocation to floating-rate securities, which can help offset the effect of rising short-term interest rates. We also made a modest increase to agency commercial MBS. This segment generally allows investors to earn higher yields without having to take on greater interest-rate risk, a feature we find attractive in the current environment. Additionally, we maintained a position in asset-backed securities due to their above-average yields, high credit quality, and floating-rate features. The fund's holdings in these areas were offset by an underweight in U.S. Treasuries. Whereas the index held 95.73% in this category at the end of May, the fund's weighting was 31.30%.

We eliminated the fund's small allocation to Treasury Inflation-Protected Securities (TIPS), which stood at 4.79% of assets at the beginning of the reporting period. We established this position in early 2017 on the belief that TIPS would benefit as inflation expectations moved closer to realized inflation. This gap indeed closed, modestly benefiting fund performance, and we elected to close the position based on our view that TIPS were no longer attractively valued. We also eliminated the portfolio's modest allocation to Agency for International Development bonds, which are issued by the U.S. government to provide aid to foreign nations such as Tunisia, Ukraine, and Jordan. Yields on these securities tightened in relation to U.S. Treasuries, and we sold the position on the belief that they had reached full valuations.

ANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       6

How would you characterize overall market conditions at the end of the period?

We believe the most likely scenario is a continuation of the environment that was in place during the past year. The Fed is on track to continue raising rates. Tighter Fed policy indicates a bias toward a continued flattening of the yield curve. We therefore maintained a focus on managing interest-rate sensitivity and emphasizing market segments with above-average yields.

MANAGED BY

Howard C. Greene, CFA On the fund since 2006 Investing since 1979
Jeffrey N. Given, CFA On the fund since 1998 Investing since 1993

The views expressed in this report are exclusively those of Howard C. Greene, CFA, and Jeffrey N. Given, CFA, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  MAY 31, 2018

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge		SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized[1]
	1-year	5-year	10-year	5-year	10-year	as of 5-31-18	as of 5-31-18
Class A	-5.28	0.00	2.40	0.02	26.75	1.99	1.95
Class B	-6.95	-0.32	2.19	-1.61	24.15	1.30	1.29
Class C	-3.09	0.05	2.03	0.25	22.25	1.30	1.29
Class I2,3	-1.13	0.93	2.87	4.72	32.70	2.28	2.27
Class R6[2,3]	-1.11	0.88	2.84	4.46	32.37	2.37	2.36
Index†	-0.80	1.25	2.97	6.42	34.01	—	—

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 4.0% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 4.5% to 4.0%, effective 2-3-14. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charge will be assessed after the sixth year. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I and Class R6 shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until September 30, 2018. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class R6*
Gross (%)	1.03	1.78	1.78	0.76	0.68
Net (%)	0.98	1.78	1.78	0.76	0.68

* Expenses have been estimated for the first year of operations of Class R6 shares.

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Bloomberg Barclays U.S. Government Bond Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Government Income Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Bloomberg Barclays U.S. Government Bond Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class B4	5-31-08	12,415	12,415	13,401
Class C4	5-31-08	12,225	12,225	13,401
Class I2,3	5-31-08	13,270	13,270	13,401
Class R6[2,3]	5-31-08	13,237	13,237	13,401

The values shown in the chart for Class A shares with maximum sales charge have been adjusted to reflect the reduction in the Class A shares' maximum sales charge from 4.5% to 4.0%, which became effective on 2-3-14.

The Bloomberg Barclays U.S. Government Bond Index is an unmanaged index of U.S. Treasury and government agency bonds.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.
2	For certain types of investors, as described in the fund's prospectus.
3	Class I shares and Class R6 shares were first offered on 9-9-16 and 8-30-17, respectively. Returns prior to these dates are those of Class A shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
4	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line of each share class in the table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on December 1, 2017, with the same investment held until May 31, 2018.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at May 31, 2018, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line of each share class in the table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on December 1, 2017, with the same investment held until May 31, 2018. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

ANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       10

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 12-1-2017	Ending value on 5-31-2018	Expenses paid during period ended 5-31-2018[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$ 988.30	$4.86	0.98%
	Hypothetical example	1,000.00	1,020.00	4.94	0.98%
Class B	Actual expenses/actual returns	1,000.00	984.50	8.71	1.76%
	Hypothetical example	1,000.00	1,016.20	8.85	1.76%
Class C	Actual expenses/actual returns	1,000.00	984.50	8.71	1.76%
	Hypothetical example	1,000.00	1,016.20	8.85	1.76%
Class I	Actual expenses/actual returns	1,000.00	989.40	3.82	0.77%
	Hypothetical example	1,000.00	1,021.10	3.88	0.77%
Class R6	Actual expenses/actual returns	1,000.00	989.90	3.32	0.67%
	Hypothetical example	1,000.00	1,021.60	3.38	0.67%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
ANNUAL REPORT | JOHN HANCOCK GOVERNMENT INCOME FUND	11

Fund’s investments
AS OF 5-31-18
	Rate (%)	Maturity date	Par value^	Value
U.S. Government and Agency obligations 68.1%				$174,757,970
(Cost $177,323,230)
U.S. Government 31.1%				79,784,430
U.S. Treasury
Bond	2.875	11-15-46	10,095,000	9,814,627
Bond	3.000	02-15-47	3,645,000	3,633,182
Bond	3.000	02-15-48	20,520,000	20,443,050
Note	1.875	02-28-22	2,000,000	1,946,250
Note	1.875	04-30-22	13,320,000	12,941,213
Note	1.875	07-31-22	3,310,000	3,208,631
Note	2.000	10-31-22	2,800,000	2,723,000
Note	2.125	12-31-22	7,500,000	7,322,461
Note	2.250	02-15-27	5,050,000	4,813,873
Note	2.375	04-30-20	7,000,000	6,993,164
Note	2.625	02-28-23	4,000,000	3,991,094
Note (A)	2.875	05-15-28	1,950,000	1,953,885
U.S. Government Agency 37.0%				94,973,540
Federal Agricultural Mortgage Corp. Note (3 month LIBOR + 0.080%) (B)	2.388	01-03-22	3,000,000	3,015,635
Federal Farm Credit Bank
Bond	2.710	03-29-21	3,500,000	3,499,969
Bond	2.730	02-14-22	2,700,000	2,697,651
Bond	2.840	09-20-21	2,650,000	2,649,987
Bond	3.000	06-29-22	2,635,000	2,635,142
Federal Home Loan Bank Bond	3.250	05-23-23	3,000,000	2,994,636
Federal Home Loan Mortgage Corp.
30 Yr Pass Thru	3.000	04-01-43	1,213,363	1,186,816
30 Yr Pass Thru	3.500	12-01-44	4,004,190	4,014,648
30 Yr Pass Thru	3.500	02-01-47	1,951,917	1,954,270
30 Yr Pass Thru	4.000	12-01-40	911,184	939,409
30 Yr Pass Thru	4.000	01-01-41	2,093,780	2,158,639
30 Yr Pass Thru	4.000	11-01-43	1,464,029	1,511,667
30 Yr Pass Thru	4.000	06-01-47	2,061,099	2,117,860
Federal National Mortgage Association
15 Yr Pass Thru	3.000	03-01-28	1,882,141	1,885,302
15 Yr Pass Thru	3.500	03-01-26	1,982,784	2,018,334
15 Yr Pass Thru	3.500	07-01-26	1,145,593	1,166,133
30 Yr Pass Thru	3.000	12-01-42	4,960,572	4,857,079
30 Yr Pass Thru	3.500	07-01-43	2,356,398	2,366,603
30 Yr Pass Thru	3.500	03-01-44	1,120,704	1,127,308
30 Yr Pass Thru	3.500	01-01-45	5,517,147	5,538,452
30 Yr Pass Thru	3.500	04-01-45	5,201,588	5,211,109
30 Yr Pass Thru	4.000	09-01-40	2,699,859	2,783,771
30 Yr Pass Thru	4.000	12-01-40	4,059,605	4,187,194
12	JOHN HANCOCK GOVERNMENT INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
30 Yr Pass Thru	4.000	09-01-41	1,901,562	$1,959,475
30 Yr Pass Thru	4.000	10-01-41	1,958,471	2,017,505
30 Yr Pass Thru	4.000	01-01-42	898,477	925,559
30 Yr Pass Thru	4.000	07-01-42	2,246,966	2,313,994
30 Yr Pass Thru	4.000	11-01-42	4,427,510	4,560,967
30 Yr Pass Thru	4.000	11-01-43	3,843,873	3,960,939
30 Yr Pass Thru	4.000	12-01-43	2,204,400	2,267,402
30 Yr Pass Thru	4.500	08-01-40	1,856,954	1,954,803
30 Yr Pass Thru	4.500	06-01-41	3,239,071	3,410,760
30 Yr Pass Thru	4.500	07-01-41	2,758,971	2,905,213
30 Yr Pass Thru	4.500	11-01-41	617,215	649,738
30 Yr Pass Thru	4.500	02-01-42	3,011,220	3,169,891
30 Yr Pass Thru	5.000	04-01-35	229,354	245,478
30 Yr Pass Thru	5.000	09-01-40	806,942	865,130

30 Yr Pass Thru	5.000	04-01-41	1,161,674	1,249,072
Collateralized mortgage obligations 27.6%				$70,790,460
(Cost $71,681,088)
Commercial and residential 2.0%				5,093,363
BAMLL Commercial Mortgage Securities Trust Series 2013-DSNY, Class E (1 month LIBOR + 2.600%) (B)(C)	4.519	09-15-26	380,000	379,966
Citigroup Mortgage Loan Trust, Inc. Series 2018-RP1, Class A1 (C)(D)	3.000	09-25-64	1,912,318	1,885,946
Commercial Mortgage Trust (Cantor Fitzgerald/Deutsche Bank AG) Series 2012-CR2, Class XA IO	1.658	08-15-45	3,978,310	224,119
Commercial Mortgage Trust (Deutsche Bank AG) Series 2013-LC13, Class B (C)(D)	5.009	08-10-46	595,000	625,629
HarborView Mortgage Loan Trust Series 2005-2, Class X IO	0.901	05-19-35	6,831,138	263,344
IndyMac Index Mortgage Loan Trust
Series 2005-AR18, Class 1X IO	1.317	10-25-36	8,172,722	372,636
Series 2005-AR18, Class 2X IO	1.001	10-25-36	7,420,282	63,802
JPMorgan Chase Commercial Mortgage Securities Trust Series 2012-C14, Class XA IO (C)	1.431	07-05-32	4,980,402	253,844
Wells Fargo Commercial Mortgage Trust Series 2013-120B, Class C (C)(D)	2.710	03-18-28	1,040,000	1,024,077
U.S. Government Agency 25.6%				65,697,097
Federal Home Loan Mortgage Corp.
Series 237, Class F29 (1 month LIBOR + 0.250%) (B)	2.169	05-15-36	1,376,361	1,378,589
Series 246, Class F29 (1 month LIBOR + 0.250%) (B)	2.169	05-15-37	2,180,758	2,184,631
Series 279, Class F6 (1 month LIBOR + 0.450%) (B)	2.369	09-15-42	1,923,592	1,936,659
Series 3903, Class LF (1 month LIBOR + 0.550%) (B)	2.469	08-15-41	1,488,138	1,498,063
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GOVERNMENT INCOME FUND	13

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
Series 4005, Class PF (1 month LIBOR + 0.500%) (B)	2.419	10-15-41	558,104	$561,142
Series 4083, Class PB	3.500	09-15-41	6,444,588	6,508,901
Series 4125, Class FH (1 month LIBOR + 0.350%) (B)	2.269	11-15-42	892,117	894,028
Series 4191, Class FA (1 month LIBOR + 0.300%) (B)	2.219	03-15-43	1,430,730	1,428,401
Series 4215, Class NF (1 month LIBOR + 0.350%) (B)	2.269	06-15-43	2,712,039	2,713,522
Series 4236, Class DF (1 month LIBOR + 0.450%) (B)	2.369	08-15-43	669,029	676,252
Series 4459, Class CA	5.000	12-15-34	235,591	245,887
Series 4482, Class MA	2.000	04-15-31	1,110,961	1,094,773
Series K012, Class A2 (D)	4.184	12-25-20	2,603,000	2,682,562
Series K017, Class X1 IO	1.341	12-25-21	3,836,153	147,700
Series K018, Class X1 IO	1.362	01-25-22	3,563,573	139,117
Series K022, Class X1 IO	1.245	07-25-22	9,229,429	393,715
Series K026, Class X1 IO	1.008	11-25-22	4,405,180	159,952
Series K030, Class X1 IO	0.203	04-25-23	49,152,154	424,783
Series K038, Class X1 IO	1.171	03-25-24	7,026,669	387,497
Series K048, Class X1 IO	0.252	06-25-25	5,171,563	80,596
Series K049, Class A2	3.010	07-25-25	3,000,000	2,967,419
Series K050, Class X1 IO	0.331	08-25-25	73,505,460	1,563,711
Series K053, Class X1 IO	0.891	12-25-25	28,062,692	1,589,535
Series K054, Class X1 IO	1.178	01-25-26	21,904,469	1,620,438
Series K706, Class X1 IO	1.547	10-25-18	8,773,415	23,599
Series K707, Class X1 IO	1.509	12-25-18	3,076,151	12,165
Series K709, Class X1 IO	1.500	03-25-19	4,323,382	34,272
Series K710, Class X1 IO	1.729	05-25-19	3,458,605	38,220
Series K711, Class X1 IO	1.679	07-25-19	10,390,083	120,439
Series K715, Class X1 IO	1.124	01-25-21	37,311,957	911,893
Series K718, Class X1 IO	0.640	01-25-22	22,063,695	434,103
Series K720, Class X1 IO	0.538	08-25-22	66,401,609	1,227,022
Series K722, Class X1 IO	1.310	03-25-23	27,924,086	1,412,989
Series K725, Class A1	2.666	05-25-23	1,454,469	1,440,916
Series KSMC, Class A2	2.615	01-25-23	2,000,000	1,967,213
Federal National Mortgage Association
Series 1993-225, Class TK	6.500	12-25-23	277,162	287,040
Series 2010-123, Class FL (1 month LIBOR + 0.430%) (B)	2.390	11-25-40	409,792	412,687
Series 2011-32, Class CK	3.500	09-25-28	218,062	218,568
Series 2012-120, Class AF (1 month LIBOR + 0.250%) (B)	2.210	02-25-32	1,145,839	1,138,904
Series 2013-130, Class AG	4.000	10-25-43	3,705,974	3,772,474
Series 2013-35, Class QB	1.750	02-25-43	1,131,164	1,098,677
Series 2013-40, Class DG	2.000	06-25-37	1,209,497	1,181,279
Series 2014-28, Class BD	3.500	08-25-43	2,838,610	2,876,528
14	JOHN HANCOCK GOVERNMENT INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
Series 2014-44, Class DA	3.000	07-25-36	1,294,726	$1,266,787
Series 2014-49, Class C	3.000	08-25-44	1,206,649	1,201,334
Series 2015-M13, Class A2 (D)	2.712	06-25-25	1,500,000	1,458,881
Series 2016-40, Class MF (1 month LIBOR + 0.500%) (B)	2.460	07-25-46	971,014	980,207
Government National Mortgage Association
Series 2007-26, Class FB (1 month LIBOR + 0.250%) (B)	2.198	05-20-37	3,330,712	3,322,242
Series 2012-114, Class IO	0.803	01-16-53	2,034,173	111,773
Series 2013-30, Class A	1.500	05-16-42	499,834	481,870
Series 2015-7, Class IO	0.792	01-16-57	17,232,855	1,015,067
Series 2017-109, Class IO	0.611	04-16-57	2,735,705	158,664
Series 2017-124, Class IO	0.705	01-16-59	3,372,553	225,805
Series 2017-140, Class IO	0.609	02-16-59	1,980,272	129,767
Series 2017-20, Class IO	0.749	12-16-58	4,256,666	268,606
Series 2017-3, Class IO	0.908	09-16-58	3,996,099	300,726
Series 2017-41, Class IO	0.792	07-16-58	2,909,836	200,428
Series 2017-46, Class IO	0.619	11-16-57	3,155,120	191,276
Series 2017-54, Class IO	0.653	12-16-58	19,600,217	1,233,193
Series 2017-61, Class IO	0.767	05-16-59	1,942,971	150,607
Series 2017-74, Class IO	0.779	09-16-58	3,546,953	218,901
Series 2017-89, Class IO	0.765	07-16-59	3,584,664	268,065
Series 2018-68, Class A	2.850	04-16-50	500,000	492,683

Series 2018-9, Class IO	0.557	01-16-60	2,250,314	133,354
Asset backed securities 3.6%				$9,228,726
(Cost $9,278,680)
Asset backed securities 3.6%				9,228,726
Bravo Mortgage Asset Trust Series 2006-1A, Class A2 (1 month LIBOR + 0.240%) (B)(C)	2.200	07-25-36	375,896	374,591
Higher Education Funding I Series 2005-1, Class A5 (3 month LIBOR + 0.160%) (B)	2.490	02-25-32	1,102,431	1,101,171
Pennsylvania Higher Education Assistance Agency Series 2006-2, Class A3 (3 month LIBOR + 0.130%) (B)	2.490	10-25-36	1,235,521	1,225,871
SBA Small Business Investment Companies Series 2017-10A, Class 1	2.845	03-10-27	2,879,666	2,838,169
Structured Asset Securities Corp. Mortgage Loan Trust Series 2005-2XS, Class 2A2 (1 month LIBOR + 1.500%) (B)	3.407	02-25-35	232,416	228,755
TAL Advantage V LLC Series 2014-1A, Class A (C)	3.510	02-22-39	224,250	222,936
Towd Point Mortgage Trust
Series 2017-1, Class A1 (C)(D)	2.750	10-25-56	166,881	164,005
Series 2017-2, Class A1 (C)(D)	2.750	04-25-57	134,760	132,847
Series 2017-3, Class A1 (C)(D)	2.750	07-25-57	1,700,285	1,674,443
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GOVERNMENT INCOME FUND	15

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Series 2017-5, Class A1 (1 month LIBOR + 0.600%) (B)(C)	2.560	02-25-57	1,262,551	$1,265,938

	Yield (%)	Shares	Value
Securities lending collateral 0.8%			$1,958,036
(Cost $1,958,132)
John Hancock Collateral Trust (E)	1.8769(F)	195,716	1,958,036

	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 0.8%				$2,169,000
(Cost $2,169,000)
U.S. Government Agency 0.5%				1,400,000
Federal Agricultural Mortgage Corp. Discount Note	1.549	06-01-18	178,000	178,000
Federal Home Loan Bank Discount Note	1.500	06-01-18	1,222,000	1,222,000

	Par value^	Value
Repurchase agreement 0.3%		769,000
Barclays Tri-Party Repurchase Agreement dated 5-31-18 at 1.750% to be repurchased at $769,037 on 6-1-18, collateralized by $779,800 U.S. Treasury Bonds, 3.000% due 2-15-47 (valued at $784,514, including interest)	769,000	769,000

Total investments (Cost $262,410,130) 100.9%	$258,904,192
Other assets and liabilities, net (0.9%)	(2,434,875)
Total net assets 100.0%	$256,469,317

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
LIBOR	London Interbank Offered Rate
(A)	A portion of this security is on loan as of 5-31-18.
(B)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(D)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(E)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(F)	The rate shown is the annualized seven-day yield as of 5-31-18.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
16	JOHN HANCOCK GOVERNMENT INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis*	Notional value*	Unrealized appreciation (depreciation)
10-Year U.S. Treasury Note Futures	17	Long	Sep 2018	$2,044,819	$2,047,438	$2,619
						$2,619
* Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
At 5-31-18, the aggregate cost of investments for federal income tax purposes was $263,261,323. Net unrealized depreciation aggregated to $4,354,512, of which $1,738,611 related to gross unrealized appreciation and $6,093,123 related to gross unrealized depreciation.
See Notes to financial statements regarding investment transactions and other derivatives information.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GOVERNMENT INCOME FUND	17

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 5-31-18

Assets
Unaffiliated investments, at value (Cost $260,451,998) including $1,907,525 of securities loaned	$256,946,156
Affiliated investments, at value (Cost $1,958,132)	1,958,036
Total investments, at value (Cost $262,410,130)	258,904,192
Receivable for futures variation margin	2,655
Cash	34,600
Interest receivable	1,211,263
Receivable for fund shares sold	65,731
Receivable for securities lending income	937
Other assets	60,956
Total assets	260,280,334
Liabilities
Distributions payable	34,264
Payable for investments purchased	1,198,354
Payable for fund shares repurchased	502,406
Payable upon return of securities loaned	1,959,375
Payable to affiliates
Investment management fees	20
Accounting and legal services fees	31,610
Transfer agent fees	21,142
Distribution and service fees	7,776
Trustees' fees	456
Other liabilities and accrued expenses	55,614
Total liabilities	3,811,017
Net assets	$256,469,317
Net assets consist of
Paid-in capital	$275,946,420
Undistributed net investment income	241,595
Accumulated net realized gain (loss) on investments and futures contracts	(16,215,379)
Net unrealized appreciation (depreciation) on investments and futures contracts	(3,503,319)
Net assets	$256,469,317

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($221,951,651 ÷ 24,440,706 shares) [1]	$9.08
Class B ($1,520,738 ÷ 167,551 shares) [1]	$9.08
Class C ($8,436,700 ÷ 929,157 shares) [1]	$9.08
Class I ($3,926,491 ÷ 432,113 shares)	$9.09
Class R6 ($20,633,737 ÷ 2,270,594 shares)	$9.09
Maximum offering price per share
Class A (net asset value per share ÷ 96%)[2]	$9.46

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.
18	JOHN HANCOCK GOVERNMENT INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the year ended  5-31-18

Investment income
Interest	$7,294,515
Securities lending	36,361
Total investment income	7,330,876
Expenses
Investment management fees	1,547,791
Distribution and service fees	723,704
Accounting and legal services fees	63,814
Transfer agent fees	288,004
Trustees' fees	5,061
Custodian fees	41,591
State registration fees	100,797
Printing and postage	70,442
Professional fees	78,866
Other	16,763
Total expenses	2,936,833
Less expense reductions	(203,632)
Net expenses	2,733,201
Net investment income	4,597,675
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	(2,797,663)
Affiliated investments	(2,203)
Futures contracts	(16,061)
(2,815,927)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(5,646,255)
Affiliated investments	(31)
Futures contracts	2,619
(5,643,667)
Net realized and unrealized loss	(8,459,594)
Decrease in net assets from operations	$(3,861,919)

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GOVERNMENT INCOME FUND	19

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 5-31-18	Year ended 5-31-17
Increase (decrease) in net assets
From operations
Net investment income	$4,597,675	$4,352,211
Net realized loss	(2,815,927)	(105,729)
Change in net unrealized appreciation (depreciation)	(5,643,667)	(4,478,393)
Decrease in net assets resulting from operations	(3,861,919)	(231,911)
Distributions to shareholders
From net investment income
Class A	(5,206,431)	(5,724,794)
Class B	(28,360)	(44,382)
Class C	(159,843)	(218,751)
Class I1	(305,650)	(264,972)
Class R6[2]	(322,175)	—
Total distributions	(6,022,459)	(6,252,899)
From fund share transactions	(23,135,339)	(8,445,798)
Total decrease	(33,019,717)	(14,930,608)
Net assets
Beginning of year	289,489,034	304,419,642
End of year	$256,469,317	$289,489,034
Undistributed net investment income	$241,595	$352,514

[1]	The inception date for Class I shares is 9-9-16.
[2]	The inception date for Class R6 shares is 8-30-17.
20	JOHN HANCOCK GOVERNMENT INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
CLASS A SHARES Period ended	5-31-18	5-31-17	5-31-16	5-31-15	5-31-14
Per share operating performance
Net asset value, beginning of period	$9.41	$9.61	$9.64	$9.69	$9.78
Net investment income[1]	0.16	0.14	0.15	0.15	0.16
Net realized and unrealized gain (loss) on investments	(0.29)	(0.14)	0.04	0.04	(0.01)
Total from investment operations	(0.13)	—	0.19	0.19	0.15
Less distributions
From net investment income	(0.20)	(0.20)	(0.22)	(0.24)	(0.24)
Net asset value, end of period	$9.08	$9.41	$9.61	$9.64	$9.69
Total return (%)[2,3]	(1.35)	0.02	1.98	1.93	1.61
Ratios and supplemental data
Net assets, end of period (in millions)	$222	$249	$282	$275	$276
Ratios (as a percentage of average net assets):
Expenses before reductions	1.06	1.12	1.10	1.09	1.11
Expenses including reductions	0.98	0.98	0.98	0.98	0.98
Net investment income	1.69	1.49	1.61	1.53	1.63
Portfolio turnover (%)	103	63	60	77	57

[1]	Based on average daily shares outstanding.
[2]	Does not reflect the effect of sales charges, if any.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GOVERNMENT INCOME FUND	21

CLASS B SHARES Period ended	5-31-18	5-31-17	5-31-16	5-31-15	5-31-14
Per share operating performance
Net asset value, beginning of period	$9.41	$9.61	$9.64	$9.69	$9.78
Net investment income[1]	0.08	0.07	0.08	0.07	0.08
Net realized and unrealized gain (loss) on investments	(0.28)	(0.14)	0.03	0.04	— [2]
Total from investment operations	(0.20)	(0.07)	0.11	0.11	0.08
Less distributions
From net investment income	(0.13)	(0.13)	(0.14)	(0.16)	(0.17)
Net asset value, end of period	$9.08	$9.41	$9.61	$9.64	$9.69
Total return (%)[3,4]	(2.12)	(0.76)	1.20	1.16	0.82
Ratios and supplemental data
Net assets, end of period (in millions)	$2	$3	$4	$5	$6
Ratios (as a percentage of average net assets):
Expenses before reductions	1.81	1.87	1.85	1.84	1.86
Expenses including reductions	1.77	1.77	1.75	1.74	1.77
Net investment income	0.87	0.70	0.84	0.77	0.81
Portfolio turnover (%)	103	63	60	77	57

[1]	Based on average daily shares outstanding.
[2]	Less than $0.005 per share.
[3]	Does not reflect the effect of sales charges, if any.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
22	JOHN HANCOCK GOVERNMENT INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS C SHARES Period ended	5-31-18	5-31-17	5-31-16	5-31-15	5-31-14
Per share operating performance
Net asset value, beginning of period	$9.41	$9.61	$9.65	$9.69	$9.78
Net investment income[1]	0.08	0.07	0.08	0.08	0.08
Net realized and unrealized gain (loss) on investments	(0.28)	(0.14)	0.02	0.04	— [2]
Total from investment operations	(0.20)	(0.07)	0.10	0.12	0.08
Less distributions
From net investment income	(0.13)	(0.13)	(0.14)	(0.16)	(0.17)
Net asset value, end of period	$9.08	$9.41	$9.61	$9.65	$9.69
Total return (%)[3,4]	(2.12)	(0.76)	1.09	1.26	0.82
Ratios and supplemental data
Net assets, end of period (in millions)	$8	$13	$18	$17	$17
Ratios (as a percentage of average net assets):
Expenses before reductions	1.81	1.87	1.85	1.84	1.86
Expenses including reductions	1.77	1.77	1.75	1.74	1.77
Net investment income	0.88	0.70	0.84	0.77	0.81
Portfolio turnover (%)	103	63	60	77	57

[1]	Based on average daily shares outstanding.
[2]	Less than $0.005 per share.
[3]	Does not reflect the effect of sales charges, if any.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GOVERNMENT INCOME FUND	23

CLASS I SHARES Period ended	5-31-18	5-31-17 [1]
Per share operating performance
Net asset value, beginning of period	$9.42	$9.72
Net investment income[2]	0.16	0.12
Net realized and unrealized gain (loss) on investments	(0.27)	(0.26)
Total from investment operations	(0.11)	(0.14)
Less distributions
From net investment income	(0.22)	(0.16)
Net asset value, end of period	$9.09	$9.42
Total return (%)[3]	(1.13)	(1.46) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$4	$24
Ratios (as a percentage of average net assets):
Expenses before reductions	0.81	0.85 [5]
Expenses including reductions	0.77	0.75 [5]
Net investment income	1.71	1.73 [5]
Portfolio turnover (%)	103	63 [6]

[1]	The inception date for Class I shares is 9-9-16.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
[6]	Portfolio turnover is shown for the period from 6-1-16 to 5-31-17.
24	JOHN HANCOCK GOVERNMENT INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R6 SHARES Period ended	5-31-18 [1]
Per share operating performance
Net asset value, beginning of period	$9.45
Net investment income[2]	0.15
Net realized and unrealized gain (loss) on investments	(0.33)
Total from investment operations	(0.18)
Less distributions
From net investment income	(0.18)
Net asset value, end of period	$9.09
Total return (%)[3]	(1.91) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$21
Ratios (as a percentage of average net assets):
Expenses before reductions	0.71 [5]
Expenses including reductions	0.67 [5]
Net investment income	2.20 [5]
Portfolio turnover (%)	103 [6]

[1]	The inception date for Class R6 shares is 8-30-17.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
[6]	Portfolio turnover is shown for the period from 6-1-17 to 5-31-18.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GOVERNMENT INCOME FUND	25

Notes to financial statements

Note 1 — Organization

John Hancock Government Income Fund (the fund) is a series of John Hancock Bond Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class B shares are closed to new investors. Class I shares are offered to institutions and certain investors. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class B shares convert to Class A shares eight years after purchase. Effective May 1, 2018, Class C shares convert to Class A shares ten years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

ANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       26

As of May 31, 2018, all investments are categorized as Level 2 under the hierarchy described above, except for securities lending collateral and futures, which are categorized as Level 1.

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission as an investment company. JHCT invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of May 31, 2018, the fund loaned securities valued at $1,907,525 and received $1,959,375 of cash collateral.

Stripped securities. Stripped securities are financial instruments structured to separate principal and interest cash flows so that one class receives principal payments from the underlying assets (PO or principal only), while the other class receives the interest cash flows (IO or interest only). Both PO and IO investments represent an interest in the cash flows of an underlying stripped security. If the underlying assets experience greater than anticipated prepayments of principal, the fund may fail to fully recover its initial investment in an IO security. The market value of these securities can be extremely volatile in

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response to changes in interest rates or prepayments on the underlying securities. In addition, these securities also have the risk that the fund may not receive all or part of its principal or interest payments because the borrower or issuer has defaulted on its obligation.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 29, 2017, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $400 million ($250 million is dedicated to the fund), subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 29, 2017, the fund had a similar agreement that enabled it to participate in a $1 billion unsecured committed line of credit. For the year ended May 31, 2018, the fund had no borrowings under either line of credit. Commitment fees for the year ended May 31, 2018 were $3,362.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of May 31, 2018, the fund has a short-term capital loss carryforward of $8,422,846 and a long-term capital loss carryforward of $6,941,340 available to offset future net realized capital gains. These carryforwards do not expire.

As of May 31, 2018, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are distributed annually.

The tax character of distributions for the years ended May 31, 2018 and 2017 was as follows:

	May 31, 2018	May 31, 2017
Ordinary Income	$6,022,459	$6,252,899

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Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of May 31, 2018, the components of distributable earnings on a tax basis consisted of $275,859 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to amortization and accretion on debt securities.

Note 3 — Derivative Instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the OTC market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Futures are traded on an exchange. Exchange-traded transactions generally present less counterparty risk to a fund than OTC transactions. The exchange stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange and the clearing member.

Margin requirements for exchange-traded transactions are set by the broker.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the year ended May 31, 2018, the fund used futures contracts to manage the duration of the fund. The fund held futures contracts with notional values ranging up to $2.0 million, as measured at each quarter end.

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Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at May 31, 2018 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivative fair value
Interest rate	Receivable/payable for futures variation margin	Futures†	$2,619	—
† Reflects cumulative appreciation/depreciation on futures as disclosed in Note 3. Only the year end variation margin is separately disclosed on the Statement of assets and liabilities.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended May 31, 2018:

Risk	Statement of operations location	Futures contracts
Interest rate	Net realized gain (loss)	($16,061)

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended May 31, 2018:

Risk	Statement of operations location	Futures contracts
Interest rate	Change in net unrealized appreciation (depreciation)	$2,619

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. Effective October 1, 2017, the fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.530% of the first $300 million of the fund's average daily net assets, (b) 0.450% of the next $700 million of the fund's average daily net assets, and (c) 0.430% of the fund's average daily net assets in excess of $1 billion. Prior to October 1, 2017, the fund had an investment management agreement with the Advisor under which the fund paid a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.625% of the first $300 million of the fund's average daily net assets, (b) 0.450% of the next $700 million of the fund's average daily net assets, and (c) 0.430% of the fund's average daily net assets in excess of $1 billion. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended May 31, 2018,

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this waiver amounted to 0.01% of the fund's average net assets (on an annualized basis). This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the fund to the extent necessary to maintain the total operating expenses at 0.98% for Class A shares, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, acquired fund fees and expenses paid indirectly, borrowing costs, prime brokerage fees and short dividend expense. The fee waiver and/or expense reimbursements will expire on September 30, 2018, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at the time.

Prior to October 1, 2017, the Advisor had contractually agreed to limit the maximum annual management fee to 0.53% of the fund's average daily net assets. The expense limitation agreement was superseded by a management fee reduction.

For the year ended May 31, 2018, the expense reductions amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$187,545	Class I	$9,176
Class B	913	Class R6	1,011
Class C	4,987	Total	$203,632

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended May 31, 2018 were equivalent to a net annual effective rate of 0.49% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended May 31, 2018 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee
Class A	0.25%
Class B	1.00%
Class C	1.00%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $134,452 for the year ended May 31, 2018. Of this amount, $19,344 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $99,242 was paid as sales commissions to broker-dealers and $15,866 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being

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redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended May 31, 2018, CDSCs received by the Distributor amounted to $1,555, $707 and $1,335 for Class A, Class B and Class C shares, respectively.

Transfer agent fees. The John Hancock Group of Funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended May 31, 2018 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$590,126	$257,334
Class B	20,181	2,204
Class C	113,397	12,376
Class I	—	14,669
Class R6	—	1,421
Total	$723,704	$288,004

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the funds based on its net assets relative to other funds within the John Hancock group of funds complex.

Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. The fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or lender	Weighted average loan balaced	Days outstanding	Weighted average interest rate	Interest income
Lender	$1,354,332	1	1.25%	$47

Note 6 — Fund share transactions

Transactions in fund shares for the years ended May 31, 2018 and 2017 were as follows:

		Year ended 5-31-18		Year ended 5-31-17
	Shares	Amount	Shares	Amount
Class A shares
Sold	1,939,257	$17,940,806	4,233,454	$40,557,719
Distributions reinvested	515,531	4,768,600	550,733	5,245,858
Repurchased	(4,503,545)	(41,662,808)	(7,652,462)	(72,757,058)
Net decrease	(2,048,757)	$(18,953,402)	(2,868,275)	$(26,953,481)

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		Year ended 5-31-18		Year ended 5-31-17
	Shares	Amount	Shares	Amount
Class B shares
Sold	218	$2,019	17,509	$168,459
Distributions reinvested	2,669	24,696	3,775	35,989
Repurchased	(104,060)	(964,016)	(163,086)	(1,549,415)
Net decrease	(101,173)	$(937,301)	(141,802)	$(1,344,967)
Class C shares
Sold	120,079	$1,112,355	267,239	$2,555,705
Distributions reinvested	15,974	147,820	19,745	188,315
Repurchased	(608,596)	(5,608,811)	(795,672)	(7,540,264)
Net decrease	(472,543)	$(4,348,636)	(508,688)	$(4,796,244)
Class I shares
Sold	672,059	$6,292,238	3,109,997	$29,553,069
Distributions reinvested	32,140	300,204	27,989	262,821
Repurchased	(2,860,493)	(26,751,793)	(549,579)	(5,166,996)
Net increase (decrease)	(2,156,294)	$(20,159,351)	2,588,407	$24,648,894
Class R6 shares[1]
Sold	2,700,328	$25,200,622	—	—
Distributions reinvested	35,049	321,385	—	—
Repurchased	(464,783)	(4,258,656)	—	—
Net increase	2,270,594	$21,263,351	—	—
Total net decrease	(2,508,173)	$(23,135,339)	(930,358)	$(8,445,798)

1 The inception date for Class R6 shares is 8-30-17.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities and U.S. Treasury obligations, amounted to $91,875,061 and $92,997,534, respectively, for the year ended May 31, 2018. Purchases and sales of U.S. Treasury obligations aggregated $187,243,799 and $203,359,439, respectively, for the year ended May 31, 2018.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of John Hancock Bond Trust and Shareholders of John Hancock Government Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund's investments, of John Hancock Government Income Fund (one of the funds constituting John Hancock Bond Trust, referred to hereafter as the "Fund") as of May 31, 2018, the related statement of operations for the year ended May 31, 2018, the statements of changes in net assets for each of the two years in the period ended May 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2018 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

July 16, 2018

We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.

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TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended May 31, 2018.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholderswill be mailed a 2018 Form 1099-DIV in early 2019. This will reflect the tax character of all distributions paid in calendar year 2018.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	216
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2012	216
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

James R. Boyle, Born: 1959	2015	216
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2012	216
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	1986	216
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

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Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Grace K. Fey, Born: 1946	2012	216
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Theron S. Hoffman,[2] Born: 1947	2012	216
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Board Member, Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	216
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2012	216

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014-2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	1994	216
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       37

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2009	216
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	216
President and Non-Independent Trustee
Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2017).

Marianne Harrison, Born: 1963	2018	216
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013-2017); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Coummunitech, an industry-led innovation center that fosters technology companies in Canada (since 2017); Member, Board of Directors, Manulife Assurance Canada (since 2015); Board Member, St. Mary's General Hospital Foundation (since 2014); Member, Board of Directors, Manulife Bank of Canada (since 2013); Member, Standing Committee of the Canadian Life & Health Assurance Association (since 2013); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012-2013). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds[3], John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2018).

Warren A. Thomson, Born: 1955	2012	216
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       38

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
John J. Danello, Born: 1955	2006
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 40 other John Hancock funds consisting of 30 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       39

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†#
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 6-19-18

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       40

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Natural Resources

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Redwood

Seaport Long/Short

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Income Allocation

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Government Income Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF457344	56A 5/18 7/18

John Hancock

Investment Grade Bond Fund

Annual report 5/31/18

A message to shareholders

Dear shareholder,

It was a challenging 12 months for fixed-income investors, as both short- and long-term yields rose steadily higher. Inflation fears sparked a sell-off in credit segments of the markets in early 2018. The U.S. Federal Reserve (Fed) raised the benchmark lending rate by a quarter point three times during the period—and once more just after period end—bringing the federal funds rate to a range of 1.75% to 2.00%. The Fed appears to be moving in line with economic data, as its GDP estimate for 2018 rose from 2.00% to 3.00%. It has now hiked rates seven times since it began the current tightening cycle in December 2015, and indicated that more rate increases are likely this year.

While the U.S. economy has been fairly strong, this can lead to higher inflation, a stronger dollar, and tighter monetary policy, which isn't a favorable environment for many interest-rate-sensitive bonds. Those concerns have been reflected in recent market volatility, which is likely representative of the kinds of challenges income investors will continue to face in the back half of the year.

Your best resource in unpredictable markets is your financial advisor, who can help position your portfolio so that it's sufficiently diversified to meet your long-term objectives and to withstand the inevitable turbulence along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investments
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. It is not possible to invest directly into an index. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Investment Grade Bond Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
32	Financial statements
36	Financial highlights
43	Notes to financial statements
51	Report of independent registered public accounting firm
52	Tax information
53	Trustees and Officers
57	More information

ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks a high level of current income consistent with preservation of capital and maintenance of liquidity.

AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/18 (%)

Class A shares (without sales charge)
Bloomberg Barclays U.S. Aggregate Bond Index
Morningstar intermediate term bond fund category average
–0.35
–0.37
–0.31
1.33
1.39
1.35
1.96
1.98
1.82
4.54
3.72
3.84
1 year
3 year
5 year
10 year

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Interest rates rose as the economy strengthened

Both short- and long-term yields rose during the period, in part due to the continued strengthening of the U.S. economy.

The Fed continued to raise interest rates

The U.S. Federal Reserve—with a change at the helm—continued to push to normalize monetary policy, raising the short-term benchmark lending rate and reducing the size of its balance sheet.

The fund outperformed its benchmark

Against this backdrop, credit-sensitive securities outpaced interest-rate-sensitive debt, and the fund, which recorded a small decline for the period, outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

PORTFOLIO COMPOSITION AS OF 5/31/18 (%)

A note about risks

Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Investments in higher-yielding, lower-rated securities are subject to a higher risk of default. A fund concentrated in one sector or that holds a limited number of securities may fluctuate more than a fund that invests in a wider variety of sectors. Foreign investing has additional risks, such as currency and market volatility and political and social instability. Mortgage- and asset-backed securities may be sensitive to changes in interest rates, and may be subject to early repayment and the market's perception of issuer creditworthiness. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Derivatives transactions, such as hedging and other strategic transactions, may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Fund distributions generally depend on income from underlying investments and may vary or cease altogether in the future. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       3

Discussion of fund performance

An interview with Portfolio Managers Howard C. Greene, CFA, and Jeffrey N. Given, CFA, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Howard C. Greene, CFA
Portfolio Manager
John Hancock Asset Management

Jeffrey N. Given, CFA
Portfolio Manager
John Hancock Asset Management

It was a volatile time in the fixed-income markets. What were the main drivers of performance during the 12 months ended May 31, 2018?

In the United States, economic data generally continued to strengthen during the fund's fiscal year. The unemployment rate continued to tick down, wages notched some modest gains, and the stock market continued to rally. Against this backdrop, the U.S. Federal Reserve (Fed) continued to normalize monetary policy, raising rates three times during the reporting period and once more shortly after the period ended. Longer-term rates, while often volatile, trended higher over the past 12 months, with the yield on 10-year U.S. Treasuries climbing from 2.21% on May 31, 2017, to 2.83% one year later.

This kind of environment is almost always a challenging one for interest-rate-sensitive securities, and that was indeed the case during this time period, with many segments of the U.S. Treasury market, as well as the fund's benchmark, posting declines. But it was also a challenging period for so-called risk assets, especially during the past few months. A series of negative headlines—such as potentially higher inflation and threats of a trade war with China—prompted investors to sell out of risk assets in January and February. Many of those more economically sensitive segments of the bond market, as of period end, never really recovered, despite the fact that those blips on the radar turned out to be, in hindsight, relatively minor economic events.

While the net result was a difficult year across the fixed-income market, we believe the economy remains on solid ground and that those segments of the market that are more economically sensitive remain attractive looking ahead.

ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       4

"While the net result was a difficult year across the fixed-income market, we believe the economy remains on solid ground ..."

Speaking of the Fed, Jerome Powell became the new chair in February 2018, taking over from Janet Yellen. What is your outlook for interest rates and monetary policy under Powell?

The early evidence is that Chairman Powell will seek to continue the data-driven approach the Fed has been pursuing since the financial crisis of 2007-2008. Powell has been a governor on the Fed board since 2012 and has experience navigating the balancing act that's accommodating economic growth on one hand and normalizing policy on the other. As for interest rates, the Fed's own projections appear to call for additional rate increases in the second half of 2018.

What positions helped the fund's performance versus its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index?

One of the biggest contributors was the fund's underweight position in U.S. Treasuries. With yields

QUALITY COMPOSITION AS OF 5/31/18 (%)

ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       5

"While the economy continues to show encouraging signs, we still don't believe now is the time to be making big bets on either interest rates or credit."
rising throughout the period on both ends of the curve, Treasuries underperformed, and having limited exposure to that segment of the market helped the fund's relative returns. The fund's holdings in commercial mortgage-backed securities (CMBS) also aided relative results. In general, the performance of CMBS tends to reflect the overall health of the economy, which, as we mentioned, continued to be quite strong, and the fund's overweight position contributed positively to performance. Last, the fund's security selection with agency mortgage-backed securities—bonds backed by pools of residential mortgages—also contributed to performance versus the benchmark.

What positions detracted from relative performance?

One of the biggest detractors was the fund's allocation to agency debt. Some of the biggest government agencies are the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), and while their debt is not specifically guaranteed by the U.S. government, the agencies are backed by the financial support of the federal government. This was a very small position for the fund, but its holdings nonetheless underperformed those of the benchmark. Another detractor was a lack of an allocation to local authority and municipal debt. Many municipalities over the past decade have issued a small quantity of taxable bonds, which the fund did not own. Again, this was a very small percentage of the benchmark—less than 1%—but those assets performed well, and not owning them detracted on a relative basis.

How are you positioning the fund heading into the second half of 2018?

We're continuing to take a fairly conservative stance in general as we head into the second half of the year. While the economy continues to show encouraging signs, we still don't believe now is the time to be making big bets on either interest rates or credit. To that end, we continued to take a modestly defensive stance with respect to the fund's duration; however, sector weighting and individual security selection remained our primary strategic emphasis. With that said, the fund holds some floating-rate securities, primarily mortgage-backed securities that hold adjustable rate loans. These investments should benefit if interest rates continue to move higher, and we believe they provide an element of diversification.

With regard to credit, we continue to focus on higher-quality securities within both investment-grade corporate debt and the securitized area. While our primary goal is to offer investors a well-diversified portfolio, in general we prefer credit-driven holdings over rate-sensitive securities, given

ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       6

the incremental yields offered, the current strength of underlying fundamentals, and the upward pressures on interest rates.

As we've said before, however, the reality for investors is that, for the foreseeable future, we are likely to remain in an environment of coupon-driven returns. In our opinion, there are not a lot of opportunities in the market for meaningful price appreciation, and as the Fed continues to normalize monetary policy, individual security selection will become increasingly important. We're currently nine years into the economic expansion cycle, and it would not surprise us if investors, some of whom are growing increasingly wary, react to any negative headlines by selling out of riskier assets. Bouts of volatility seem likely, but we believe the fund is well positioned for such an environment, and that investors' best defense against market turbulence remains a well-diversified portfolio and a focus on the long term.

MANAGED BY

Howard C. Greene, CFA On the fund since 2003 Investing since 1979
Jeffrey N. Given, CFA On the fund since 1998 Investing since 1993

The views expressed in this report are exclusively those of Howard C. Greene, CFA, and Jeffrey N. Given, CFA, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  MAY 31, 2018

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge		SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized[1]
	1-year	5-year	10-year	5-year	10-year	as of 5-31-18	as of 5-31-18
Class A	-4.37	1.13	4.11	5.78	49.63	2.61	2.54
Class B	-5.86	0.86	3.92	4.37	46.86	1.97	1.90
Class C	-2.06	1.22	3.77	6.26	44.82	1.97	1.90
Class I2	-0.10	2.25	4.87	11.77	60.87	2.96	2.88
Class R2[2,3]	-0.60	1.93	4.52	10.04	55.66	2.57	2.49
Class R4[2,3]	-0.22	2.08	4.60	10.87	56.84	2.80	2.63
Class R6[2,3]	0.00	2.22	4.67	11.61	57.89	3.05	2.97
Index†	-0.37	1.98	3.72	10.30	44.15	—	—

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 4.0% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 4.5% to 4.0%, effective 2-3-14. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charge will be assessed after the sixth year. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, and Class R6 shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until September 30, 2018 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class R2	Class R4	Class R6
Gross (%)	0.87	1.62	1.62	0.61	1.02	0.87	0.52
Net (%)	0.79	1.54	1.54	0.53	0.94	0.69	0.44

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Bloomberg Barclays U.S. Aggregate Bond Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Investment Grade Bond Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Bloomberg Barclays U.S. Aggregate Bond Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class B4	5-31-08	14,686	14,686	14,415
Class C4	5-31-08	14,482	14,482	14,415
Class I2	5-31-08	16,087	16,087	14,415
Class R2[2,3]	5-31-08	15,566	15,566	14,415
Class R4[2,3]	5-31-08	15,684	15,684	14,415
Class R6[2,3]	5-31-08	15,789	15,789	14,415

The values shown in the chart for Class A shares with maximum sales charge have been adjusted to reflect the reduction in the Class A shares' maximum sales charge from 4.5% to 4.0%, which became effective on 2-3-14.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.
2	For certain types of investors, as described in the fund's prospectuses.
3	Class R2, Class R4, and Class R6 shares were first offered on 3-27-15. Returns prior to this date are those of Class A shares (first offered on 12-31-91) that have not been adjusted for class-specific expenses; otherwise, returns would vary.
4	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line of each share class in the table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on December 1, 2017, with the same investment held until May 31, 2018.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at May 31, 2018, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line of each share class in the table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on December 1, 2017, with the same investment held until May 31, 2018. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       10

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 12-1-2017	Ending value on 5-31-2018	Expenses paid during period ended 5-31-2018[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$ 988.40	$3.87	0.78%
	Hypothetical example	1,000.00	1,021.00	3.93	0.78%
Class B	Actual expenses/actual returns	1,000.00	985.70	7.57	1.53%
	Hypothetical example	1,000.00	1,017.30	7.70	1.53%
Class C	Actual expenses/actual returns	1,000.00	985.70	7.57	1.53%
	Hypothetical example	1,000.00	1,017.30	7.70	1.53%
Class I	Actual expenses/actual returns	1,000.00	989.70	2.68	0.54%
	Hypothetical example	1,000.00	1,022.20	2.72	0.54%
Class R2	Actual expenses/actual returns	1,000.00	987.60	4.61	0.93%
	Hypothetical example	1,000.00	1,020.30	4.68	0.93%
Class R4	Actual expenses/actual returns	1,000.00	989.00	3.32	0.67%
	Hypothetical example	1,000.00	1,021.60	3.38	0.67%
Class R6	Actual expenses/actual returns	1,000.00	990.10	2.13	0.43%
	Hypothetical example	1,000.00	1,022.80	2.17	0.43%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
ANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	11

Fund’s investments
AS OF 5-31-18
	Rate (%)	Maturity date	Par value^	Value
U.S. Government and Agency obligations 36.7%				$305,821,371
(Cost $311,562,437)
U.S. Government 14.4%				120,210,137
U.S. Treasury
Bond	2.750	11-15-42	34,345,000	32,834,356
Bond	3.000	02-15-47	25,302,000	25,219,966
Bond	3.000	02-15-48	26,818,000	26,717,433
Note	2.375	04-30-20	2,155,000	2,152,896
Note (A)	2.875	05-15-28	30,423,000	30,483,608
Treasury Inflation Protected Security	0.375	07-15-25	2,856,886	2,801,878
U.S. Government Agency 22.3%				185,611,234
Federal Home Loan Mortgage Corp.
30 Yr Pass Thru	3.000	03-01-43	5,419,925	5,295,741
30 Yr Pass Thru	3.000	04-01-43	804,781	787,174
30 Yr Pass Thru	3.000	12-01-45	2,007,522	1,952,308
30 Yr Pass Thru	3.000	10-01-46	4,162,792	4,048,346
30 Yr Pass Thru	3.000	12-01-46	7,629,016	7,408,741
30 Yr Pass Thru	3.000	04-01-47	972,128	944,024
30 Yr Pass Thru	3.500	02-01-42	1,649,552	1,659,789
30 Yr Pass Thru	3.500	04-01-44	844,734	850,239
30 Yr Pass Thru	3.500	07-01-46	4,613,883	4,620,887
30 Yr Pass Thru	3.500	10-01-46	2,341,432	2,343,523
30 Yr Pass Thru	3.500	11-01-46	2,358,860	2,358,755
30 Yr Pass Thru	3.500	12-01-46	1,430,616	1,432,341
30 Yr Pass Thru	3.500	01-01-47	8,721,844	8,732,358
30 Yr Pass Thru	3.500	02-01-47	2,628,984	2,636,261
30 Yr Pass Thru	3.500	04-01-47	1,527,092	1,528,933
30 Yr Pass Thru	3.500	11-01-47	3,969,520	3,970,584
30 Yr Pass Thru	4.000	11-01-43	320,256	330,677
30 Yr Pass Thru	4.000	02-01-44	152,186	156,472
30 Yr Pass Thru	4.000	07-01-45	4,954,955	5,094,507
30 Yr Pass Thru	4.000	03-01-48	3,100,352	3,184,764
30 Yr Pass Thru	4.500	02-01-41	766,847	806,837
30 Yr Pass Thru	4.500	03-01-47	2,866,823	2,994,823
30 Yr Pass Thru	5.000	03-01-41	386,142	413,127
30 Yr Pass Thru	5.500	06-01-38	576,143	629,301
Federal National Mortgage Association
15 Yr Pass Thru	3.000	07-01-27	329,278	330,140
15 Yr Pass Thru	3.500	02-01-26	62,547	63,668
15 Yr Pass Thru	3.500	03-01-26	388,431	395,396
15 Yr Pass Thru	3.500	07-01-26	863,687	879,173
15 Yr Pass Thru	4.000	12-01-24	448,180	461,167
30 Yr Pass Thru	3.000	12-01-42	1,420,969	1,391,324
30 Yr Pass Thru	3.000	04-01-43	4,646,164	4,540,520
30 Yr Pass Thru	3.000	08-01-46	2,321,980	2,258,299
12	JOHN HANCOCK INVESTMENT GRADE BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
30 Yr Pass Thru	3.000	10-01-46	2,694,961	$2,625,261
30 Yr Pass Thru	3.000	01-01-47	2,695,938	2,620,315
30 Yr Pass Thru	3.000	02-01-47	1,443,777	1,405,534
30 Yr Pass Thru	3.000	10-01-47	3,257,511	3,166,137
30 Yr Pass Thru	3.500	01-01-42	1,713,876	1,724,511
30 Yr Pass Thru	3.500	06-01-42	2,439,882	2,454,260
30 Yr Pass Thru	3.500	07-01-42	3,997,756	4,021,315
30 Yr Pass Thru	3.500	01-01-43	730,231	733,849
30 Yr Pass Thru	3.500	04-01-43	529,340	532,459
30 Yr Pass Thru	3.500	06-01-43	2,639,935	2,651,367
30 Yr Pass Thru	3.500	07-01-43	412,744	414,789
30 Yr Pass Thru	3.500	03-01-44	3,892,971	3,915,912
30 Yr Pass Thru	3.500	10-01-44	4,888,454	4,898,930
30 Yr Pass Thru	3.500	04-01-45	3,660,117	3,666,818
30 Yr Pass Thru	3.500	07-01-46	6,302,136	6,297,917
30 Yr Pass Thru	3.500	07-01-47	5,509,824	5,514,744
30 Yr Pass Thru	3.500	11-01-47	7,665,323	7,657,271
30 Yr Pass Thru	4.000	09-01-40	830,207	856,010
30 Yr Pass Thru	4.000	01-01-41	659,081	679,565
30 Yr Pass Thru	4.000	09-01-41	4,158,809	4,291,116
30 Yr Pass Thru	4.000	10-01-41	47,787	49,227
30 Yr Pass Thru	4.000	11-01-41	1,927,890	1,986,002
30 Yr Pass Thru	4.000	01-01-42	1,075,937	1,108,369
30 Yr Pass Thru	4.000	03-01-42	2,924,244	3,013,303
30 Yr Pass Thru	4.000	05-01-43	2,930,428	3,017,844
30 Yr Pass Thru	4.000	09-01-43	2,243,569	2,321,713
30 Yr Pass Thru	4.000	10-01-43	1,935,187	1,991,704
30 Yr Pass Thru	4.000	12-01-43	2,971,176	3,056,093
30 Yr Pass Thru	4.000	01-01-44	467,955	482,937
30 Yr Pass Thru	4.000	02-01-46	2,197,355	2,249,856
30 Yr Pass Thru	4.000	06-01-46	1,545,714	1,582,163
30 Yr Pass Thru	4.000	07-01-46	4,059,329	4,155,049
30 Yr Pass Thru	4.000	03-01-47	5,721,629	5,866,380
30 Yr Pass Thru	4.000	05-01-47	3,691,205	3,784,589
30 Yr Pass Thru (B)	4.000	04-01-48	4,882,330	5,015,766
30 Yr Pass Thru	4.500	08-01-40	2,136,050	2,248,605
30 Yr Pass Thru	4.500	12-01-40	424,095	447,105
30 Yr Pass Thru	4.500	05-01-41	1,288,738	1,357,213
30 Yr Pass Thru	4.500	06-01-41	893,537	940,899
30 Yr Pass Thru	4.500	07-01-41	469,025	493,886
30 Yr Pass Thru	4.500	11-01-41	153,975	162,088
30 Yr Pass Thru	4.500	12-01-41	2,875,452	3,026,969
30 Yr Pass Thru	4.500	05-01-42	1,214,402	1,278,773
30 Yr Pass Thru	5.000	04-01-35	85,874	91,911
30 Yr Pass Thru	5.000	09-01-40	624,960	670,026
30 Yr Pass Thru	5.000	04-01-41	182,550	196,284
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	13

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
30 Yr Pass Thru	5.500	02-01-36	85,436	$93,223

30 Yr Pass Thru	6.500	01-01-39	263,519	294,978
Foreign government obligations 0.2%				$1,537,258
(Cost $1,552,962)
Qatar 0.1%				781,075
Government of Qatar Bond (C)	5.103	04-23-48	785,000	781,075
Saudi Arabia 0.1%				756,183
Kingdom of Saudi Arabia Bond (C)	5.000	04-17-49	785,000	756,183
Corporate bonds 34.5%				$287,657,099
(Cost $292,042,073)
Consumer discretionary 4.3%				35,769,316
Auto components 0.1%
Lear Corp.	5.250	01-15-25	756,000	791,835
Automobiles 1.4%
BMW US Capital LLC (C)	2.150	04-06-20	1,195,000	1,177,922
Daimler Finance North America LLC (C)	2.200	05-05-20	665,000	653,875
Daimler Finance North America LLC (C)	3.100	05-04-20	1,442,000	1,442,595
Ford Motor Company	4.750	01-15-43	574,000	512,173
Ford Motor Credit Company LLC	3.336	03-18-21	800,000	794,582
Ford Motor Credit Company LLC	5.875	08-02-21	1,966,000	2,092,907
General Motors Company	4.875	10-02-23	1,350,000	1,399,802
General Motors Financial Company, Inc.	3.550	04-09-21	940,000	941,068
General Motors Financial Company, Inc.	4.000	01-15-25	1,370,000	1,343,741
General Motors Financial Company, Inc.	4.300	07-13-25	1,182,000	1,170,175
Internet and direct marketing retail 1.2%
Amazon.com, Inc. (C)	3.150	08-22-27	1,845,000	1,778,440
Amazon.com, Inc. (C)	4.050	08-22-47	1,865,000	1,857,180
Booking Holdings, Inc.	2.750	03-15-23	815,000	784,002
Expedia Group, Inc.	3.800	02-15-28	1,780,000	1,624,201
Expedia Group, Inc.	5.000	02-15-26	1,830,000	1,870,931
QVC, Inc.	4.375	03-15-23	970,000	965,277
QVC, Inc.	5.125	07-02-22	735,000	759,436
QVC, Inc.	5.450	08-15-34	700,000	663,759
Media 1.3%
CBS Corp.	3.375	03-01-22	403,000	399,118
CBS Corp.	3.700	08-15-24	640,000	626,512
Charter Communications Operating LLC	4.200	03-15-28	1,650,000	1,549,658
Charter Communications Operating LLC	5.750	04-01-48	1,530,000	1,492,954
Charter Communications Operating LLC	6.484	10-23-45	1,650,000	1,754,393
Myriad International Holdings BV (C)	4.850	07-06-27	295,000	287,783
Myriad International Holdings BV (C)	5.500	07-21-25	995,000	1,026,958
Time Warner Cable LLC	8.250	04-01-19	1,030,000	1,074,651
14	JOHN HANCOCK INVESTMENT GRADE BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Media (continued)
Time Warner, Inc.	3.800	02-15-27	862,000	$832,919
Viacom, Inc.	4.375	03-15-43	658,000	563,024
Viacom, Inc.	5.850	09-01-43	1,516,000	1,545,997
Multiline retail 0.3%
Dollar Tree, Inc.	4.200	05-15-28	2,027,000	1,991,448
Consumer staples 1.2%				10,048,574
Beverages 0.7%
Anheuser-Busch InBev Finance, Inc.	4.900	02-01-46	2,198,000	2,281,637
Anheuser-Busch InBev Worldwide, Inc.	4.600	04-15-48	895,000	891,959
Maple Escrow Subsidiary, Inc. (C)	3.551	05-25-21	1,558,000	1,564,780
Molson Coors Brewing Company	1.450	07-15-19	908,000	893,339
Molson Coors Brewing Company	3.000	07-15-26	566,000	515,056
Food and staples retailing 0.1%
Alimentation Couche-Tard, Inc. (C)	2.700	07-26-22	645,000	623,384
Food products 0.4%
Bunge, Ltd. Finance Corp.	8.500	06-15-19	890,000	937,654
Kraft Heinz Foods Company (C)	4.875	02-15-25	595,000	617,519
Kraft Heinz Foods Company	5.200	07-15-45	612,000	611,436
Mondelez International Holdings Netherlands BV (C)	1.625	10-28-19	1,130,000	1,111,810
Energy 2.6%				21,729,921
Oil, gas and consumable fuels 2.6%
Anadarko Petroleum Corp.	8.700	03-15-19	425,000	443,309
Andeavor Logistics LP	4.250	12-01-27	483,000	468,189
Boardwalk Pipelines LP	4.450	07-15-27	707,000	693,896
Cimarex Energy Company	4.375	06-01-24	640,000	654,907
Colorado Interstate Gas Company LLC (C)	4.150	08-15-26	521,000	508,174
Columbia Pipeline Group, Inc.	4.500	06-01-25	629,000	634,371
Enbridge Energy Partners LP	4.375	10-15-20	1,270,000	1,296,430
Enbridge, Inc. (6.250% to 3-1-28, then 3 month LIBOR + 3.641%)	6.250	03-01-78	931,000	893,146
Energy Transfer Partners LP (A)	4.200	04-15-27	323,000	308,796
Energy Transfer Partners LP	5.150	03-15-45	980,000	880,663
EnLink Midstream Partners LP	4.850	07-15-26	1,085,000	1,085,651
Enterprise Products Operating LLC (3 month LIBOR + 3.708%) (D)	6.066	08-01-66	935,000	937,338
Enterprise Products Operating LLC (5.250% to 8-16-27, then 3 month LIBOR + 3.033%)	5.250	08-16-77	1,580,000	1,489,150
Kinder Morgan Energy Partners LP	7.750	03-15-32	585,000	728,305
MPLX LP	4.000	03-15-28	965,000	932,717
ONEOK Partners LP	5.000	09-15-23	655,000	687,406
Petroleos Mexicanos	4.875	01-24-22	980,000	984,900
Petroleos Mexicanos	5.375	03-13-22	205,000	210,107
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	15

	Rate (%)	Maturity date	Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Sabine Pass Liquefaction LLC	4.200	03-15-28	849,000	$824,913
Sabine Pass Liquefaction LLC	5.000	03-15-27	877,000	903,449
Sabine Pass Liquefaction LLC	5.750	05-15-24	1,345,000	1,443,875
Sabine Pass Liquefaction LLC	5.875	06-30-26	448,000	485,020
Sunoco Logistics Partners Operations LP	3.900	07-15-26	1,355,000	1,274,061
Sunoco Logistics Partners Operations LP	4.400	04-01-21	1,170,000	1,192,812
Sunoco Logistics Partners Operations LP	5.400	10-01-47	758,000	708,688
Williams Partners LP	3.750	06-15-27	1,120,000	1,059,648
Financials 13.1%				109,181,788
Banks 8.0%
Australia & New Zealand Banking Group, Ltd.	2.125	08-19-20	1,285,000	1,260,920
Australia & New Zealand Banking Group, Ltd. (6.750% to 6-15-26, then 5 Year U.S. ISDAFIX + 5.168%) (A)(C)(E)	6.750	06-15-26	665,000	683,288
Banco Santander SA	4.379	04-12-28	800,000	769,294
Bank of America Corp.	3.950	04-21-25	1,175,000	1,153,994
Bank of America Corp.	4.200	08-26-24	470,000	473,915
Bank of America Corp.	4.250	10-22-26	466,000	465,487
Bank of America Corp.	4.450	03-03-26	1,560,000	1,573,148
Bank of Montreal	2.100	12-12-19	2,455,000	2,428,858
Banque Federative du Credit Mutuel SA (C)	2.200	07-20-20	1,275,000	1,248,466
Barclays Bank PLC	2.650	01-11-21	2,195,000	2,151,756
Barclays Bank PLC (C)	10.179	06-12-21	905,000	1,052,908
Barclays PLC	4.375	01-12-26	775,000	751,003
BPCE SA (C)	4.500	03-15-25	1,015,000	997,347
BPCE SA (C)	5.700	10-22-23	1,125,000	1,189,794
Branch Banking & Trust Company	2.100	01-15-20	1,750,000	1,725,785
Canadian Imperial Bank of Commerce	2.700	02-02-21	2,365,000	2,333,240
Citigroup, Inc.	2.350	08-02-21	1,485,000	1,441,026
Citigroup, Inc.	4.600	03-09-26	1,748,000	1,764,539
Citizens Bank NA	2.200	05-26-20	1,160,000	1,137,649
Cooperatieve Rabobank UA (11.000% to 6-30-19, then 3 month LIBOR + 10.868%) (C)(E)	11.000	06-30-19	969,000	1,038,041
Credit Agricole SA (8.125% to 9-19-18, then 5 Year U.S. Swap Rate + 6.283%) (C)	8.125	09-19-33	775,000	783,537
Discover Bank	8.700	11-18-19	417,000	446,904
HSBC Holdings PLC (6.875% to 6-1-21, then 5 Year U.S. ISDAFIX + 5.514%) (A)(E)	6.875	06-01-21	990,000	1,032,075
HSBC Holdings PLC (3.950% to 5-18-23, then 3 month LIBOR + 0.987%)	3.950	05-18-24	1,570,000	1,573,704
ING Bank NV (C)	5.800	09-25-23	1,060,000	1,131,704
JPMorgan Chase & Co.	2.400	06-07-21	1,775,000	1,735,732
JPMorgan Chase & Co.	3.200	06-15-26	1,225,000	1,162,144
JPMorgan Chase & Co. (5.300% to 5-1-20, then 3 month LIBOR + 3.800%) (E)	5.300	05-01-20	1,345,000	1,374,590
16	JOHN HANCOCK INVESTMENT GRADE BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
JPMorgan Chase & Co. (6.750% to 2-1-24, then 3 month LIBOR + 3.780%) (E)	6.750	02-01-24	1,590,000	$1,719,665
Lloyds Banking Group PLC	4.450	05-08-25	2,360,000	2,386,052
M&T Bank Corp. (5.125% to 11-1-26, then 3 month LIBOR + 3.520%) (E)	5.125	11-01-26	865,000	854,188
Manufacturers & Traders Trust Company (3 month LIBOR + 0.640%) (D)	2.646	12-01-21	735,000	731,839
PNC Bank NA	2.450	07-28-22	1,570,000	1,515,011
PNC Bank NA	2.500	01-22-21	1,950,000	1,917,469
Regions Financial Corp.	2.750	08-14-22	1,525,000	1,476,755
Santander Holdings USA, Inc.	3.400	01-18-23	805,000	779,087
Santander Holdings USA, Inc.	3.700	03-28-22	1,400,000	1,382,307
Santander UK Group Holdings PLC (C)	4.750	09-15-25	790,000	776,372
Standard Chartered PLC (C)	2.100	08-19-19	2,020,000	1,997,053
SunTrust Bank	2.450	08-01-22	1,250,000	1,204,920
SunTrust Bank (2.590% to 1-29-20, then 3 month LIBOR + 0.297%)	2.590	01-29-21	1,625,000	1,613,228
The PNC Financial Services Group, Inc. (4.850% to 6-1-23, then 3 month LIBOR + 3.040%) (E)	4.850	06-01-23	875,000	864,500
The PNC Financial Services Group, Inc. (6.750% to 8-1-21, then 3 month LIBOR + 3.678%) (E)	6.750	08-01-21	1,681,000	1,821,364
The Royal Bank of Scotland Group PLC	3.875	09-12-23	1,405,000	1,371,465
US Bank NA	2.000	01-24-20	1,185,000	1,168,335
Wells Fargo & Company, Series K (3 month LIBOR + 3.770%) (D)(E)	5.894	09-15-18	1,015,000	1,027,434
Wells Fargo & Company, Series U (5.875% to 6-15-25, then 3 month LIBOR + 3.990%) (E)	5.875	06-15-25	2,355,000	2,418,043
Wells Fargo Bank NA	2.400	01-15-20	2,420,000	2,400,845
Westpac Banking Corp.	2.150	03-06-20	1,964,000	1,936,591
Capital markets 2.6%
Ares Capital Corp.	3.625	01-19-22	890,000	873,309
Credit Suisse AG	2.300	05-28-19	1,890,000	1,881,739
FS Investment Corp.	4.000	07-15-19	935,000	935,431
FS Investment Corp.	4.250	01-15-20	704,000	706,286
Jefferies Group LLC	4.150	01-23-30	1,130,000	1,018,765
Jefferies Group LLC	4.850	01-15-27	1,136,000	1,123,238
Jefferies Group LLC	8.500	07-15-19	1,923,000	2,034,444
Macquarie Bank, Ltd. (C)	4.875	06-10-25	1,250,000	1,254,050
Morgan Stanley	3.875	01-27-26	895,000	884,765
Morgan Stanley	5.500	01-26-20	1,175,000	1,221,283
Stifel Financial Corp.	4.250	07-18-24	960,000	959,081
The Goldman Sachs Group, Inc.	2.300	12-13-19	2,270,000	2,249,941
The Goldman Sachs Group, Inc.	3.850	01-26-27	1,855,000	1,796,256
UBS AG	2.375	08-14-19	1,760,000	1,751,234
UBS AG (C)	2.450	12-01-20	1,600,000	1,568,354
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	17

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Capital markets (continued)
UBS Group Funding Switzerland AG (2.859% to 8-15-22, then 3 month LIBOR + 0.954%) (C)	2.859	08-15-23	1,525,000	$1,464,318
Consumer finance 1.2%
American Express Company	2.500	08-01-22	1,410,000	1,354,661
Capital One Bank USA NA	2.300	06-05-19	1,605,000	1,596,491
Capital One Financial Corp.	2.400	10-30-20	739,000	723,634
Capital One Financial Corp.	3.450	04-30-21	1,462,000	1,462,069
Capital One Financial Corp.	3.750	07-28-26	1,655,000	1,547,789
Capital One Financial Corp.	4.200	10-29-25	1,170,000	1,146,127
Discover Financial Services	3.950	11-06-24	1,323,000	1,298,168
Discover Financial Services	4.100	02-09-27	385,000	372,543
Discover Financial Services	5.200	04-27-22	215,000	224,788
Diversified financial services 0.1%
Doric Nimrod Air Alpha 2013-1 Class B Pass Through Trust (C)	6.125	11-30-21	161,332	164,946
Jefferies Financial Group, Inc.	5.500	10-18-23	955,000	992,847
Insurance 1.2%
Aquarius & Investments PLC (6.375% to 9-1-19, then 5 Year U.S. Swap Rate + 5.210%)	6.375	09-01-24	925,000	945,857
AXA SA	8.600	12-15-30	515,000	680,444
Brighthouse Financial, Inc.	3.700	06-22-27	1,620,000	1,468,908
Lincoln National Corp.	4.000	09-01-23	360,000	365,232
MetLife, Inc.	6.400	12-15-66	770,000	829,290
MetLife, Inc. (C)	9.250	04-08-68	585,000	798,525
Nippon Life Insurance Company (5.100% to 10-16-24, then 5 Year U.S. ISDAFIX + 3.650%) (C)	5.100	10-16-44	640,000	658,707
Prudential Financial, Inc. (5.875% to 9-15-22, then 3 month LIBOR + 4.175%)	5.875	09-15-42	1,890,000	2,003,400
Teachers Insurance & Annuity Association of America (C)	4.270	05-15-47	1,145,000	1,114,666
The Hartford Financial Services Group, Inc. (8.125% to 6-15-18, then 3 month LIBOR + 4.603%)	8.125	06-15-68	1,465,000	1,466,831
Health care 2.6%				21,975,929
Biotechnology 0.8%
AbbVie, Inc.	3.600	05-14-25	1,280,000	1,247,054
Celgene Corp.	2.875	08-15-20	785,000	779,985
Celgene Corp.	2.875	02-19-21	815,000	805,030
Shire Acquisitions Investments Ireland DAC	1.900	09-23-19	2,410,000	2,375,353
Shire Acquisitions Investments Ireland DAC	3.200	09-23-26	1,442,000	1,323,663
Health care equipment and supplies 0.1%
Becton, Dickinson and Company	2.133	06-06-19	1,295,000	1,283,967
Health care providers and services 1.2%
AmerisourceBergen Corp.	3.450	12-15-27	1,525,000	1,425,403
18	JOHN HANCOCK INVESTMENT GRADE BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Health care (continued)
Health care providers and services (continued)
Cardinal Health, Inc.	1.948	06-14-19	970,000	$962,007
CVS Health Corp.	3.350	03-09-21	2,175,000	2,179,205
CVS Health Corp.	5.050	03-25-48	2,040,000	2,081,300
Express Scripts Holding Company (A)	2.600	11-30-20	1,785,000	1,752,906
Universal Health Services, Inc. (C)	4.750	08-01-22	585,000	588,042
Universal Health Services, Inc. (C)	5.000	06-01-26	832,000	803,920
Pharmaceuticals 0.5%
Allergan Funding SCS	3.800	03-15-25	1,240,000	1,202,529
Mylan NV	2.500	06-07-19	951,000	944,800
Mylan NV	3.950	06-15-26	1,048,000	999,165
Pfizer, Inc.	1.450	06-03-19	1,235,000	1,221,600
Industrials 3.9%				32,498,358
Aerospace and defense 0.2%
Lockheed Martin Corp.	4.700	05-15-46	748,000	795,474
Rockwell Collins, Inc.	1.950	07-15-19	710,000	702,695
Textron, Inc.	7.250	10-01-19	225,000	236,934
Air freight and logistics 0.1%
CH Robinson Worldwide, Inc.	4.200	04-15-28	1,110,000	1,098,790
Airlines 2.5%
Air Canada 2013-1 Class A Pass Through Trust (C)	4.125	11-15-26	526,202	530,411
Air Canada 2017-1 Class B Pass Through Trust (C)	3.700	07-15-27	570,000	547,485
American Airlines 2013-1 Class A Pass Through Trust	4.000	01-15-27	430,254	429,910
American Airlines 2013-2 Class A Pass Through Trust	4.950	07-15-24	896,785	928,172
American Airlines 2015-1 Class A Pass Through Trust	3.375	11-01-28	1,518,969	1,454,473
American Airlines 2015-1 Class B Pass Through Trust	3.700	11-01-24	787,355	770,821
American Airlines 2016-1 Class A Pass Through Trust	4.100	07-15-29	1,204,671	1,205,635
American Airlines 2016-1 Class AA Pass Through Trust	3.575	07-15-29	1,206,569	1,178,420
American Airlines 2017-1 Class A Pass Through Trust	4.000	08-15-30	528,550	524,903
American Airlines 2017-1 Class AA Pass Through Trust	3.650	08-15-30	816,850	802,555
American Airlines 2017-2 Class A Pass Through Trust	3.600	04-15-31	470,000	459,059
British Airways 2013-1 Class A Pass Through Trust (C)	4.625	06-20-24	1,070,935	1,103,813
British Airways 2013-1 Class B Pass Through Trust (C)	5.625	12-20-21	169,521	173,149
British Airways 2018-1 Class A Pass Through Trust (C)	4.125	03-20-33	470,000	469,413
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	19

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Airlines (continued)
Continental Airlines 1999-1 Class A Pass Through Trust	6.545	08-02-20	78,082	$78,863
Continental Airlines 2007-1 Class A Pass Through Trust	5.983	10-19-23	550,564	587,616
Delta Air Lines 2002-1 Class G-1 Pass Through Trust	6.718	07-02-24	788,403	847,455
Delta Air Lines 2010-1 Class A Pass Through Trust	6.200	01-02-20	189,059	189,721
Delta Air Lines 2011-1 Class A Pass Through Trust (A)	5.300	10-15-20	452,342	460,529
Delta Air Lines, Inc.	3.625	03-15-22	1,450,000	1,440,227
Delta Air Lines, Inc.	4.375	04-19-28	1,115,000	1,092,078
Northwest Airlines 2007-1 Class A Pass Through Trust	7.027	11-01-19	232,745	244,476
United Airlines 2014-2 Class A Pass Through Trust	3.750	03-03-28	1,279,939	1,265,540
United Airlines 2014-2 Class B Pass Through Trust	4.625	03-03-24	660,793	665,656
United Airlines 2016-1 Class A Pass Through Trust	3.450	01-07-30	949,279	928,094
United Airlines 2016-1 Class B Pass Through Trust	3.650	01-07-26	1,459,000	1,423,193
United Airlines 2018-1 Class B Pass Through Trust	4.600	03-01-26	310,000	313,711
US Airways 2010-1 Class A Pass Through Trust	6.250	10-22-24	580,972	626,287
US Airways 2012-1 Class A Pass Through Trust	5.900	04-01-26	432,775	466,661
Building products 0.1%
Owens Corning	4.200	12-15-22	490,000	498,187
Industrial conglomerates 0.1%
General Electric Company (3 month LIBOR + 0.480%) (D)	2.822	08-15-36	660,000	555,592
Professional services 0.5%
Equifax, Inc.	3.600	08-15-21	1,195,000	1,197,723
Equifax, Inc.	7.000	07-01-37	225,000	272,820
IHS Markit, Ltd. (C)	4.000	03-01-26	895,000	852,040
IHS Markit, Ltd. (C)	4.750	02-15-25	410,000	407,438
Verisk Analytics, Inc.	4.000	06-15-25	1,660,000	1,642,760
Trading companies and distributors 0.4%
AerCap Ireland Capital DAC	4.625	10-30-20	1,060,000	1,084,995
AerCap Ireland Capital DAC	5.000	10-01-21	1,160,000	1,203,800
International Lease Finance Corp.	5.875	04-01-19	725,000	740,784
Information technology 3.3%				27,379,503
Communications equipment 0.3%
Motorola Solutions, Inc.	4.600	02-23-28	780,000	776,820
Telefonaktiebolaget LM Ericsson	4.125	05-15-22	1,490,000	1,472,629
Electronic equipment, instruments and components 0.2%
Tech Data Corp.	4.950	02-15-27	1,771,000	1,764,782
Internet software and services 0.1%
eBay, Inc.	2.150	06-05-20	884,000	868,688
20	JOHN HANCOCK INVESTMENT GRADE BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Information technology (continued)
IT services 0.1%
DXC Technology Company	2.875	03-27-20	1,045,000	$1,039,074
Semiconductors and semiconductor equipment 0.7%
Broadcom Corp.	2.375	01-15-20	1,465,000	1,448,133
Broadcom Corp.	3.875	01-15-27	1,595,000	1,519,677
Microchip Technology, Inc. (C)	3.922	06-01-21	795,000	799,024
Microchip Technology, Inc. (C)	4.330	06-01-23	1,620,000	1,626,828
Software 1.1%
Activision Blizzard, Inc.	3.400	09-15-26	856,000	822,792
Activision Blizzard, Inc. (C)	6.125	09-15-23	326,000	339,295
Autodesk, Inc.	3.500	06-15-27	1,145,000	1,078,417
CA, Inc.	3.600	08-15-22	1,080,000	1,080,128
Citrix Systems, Inc.	4.500	12-01-27	1,268,000	1,235,177
Electronic Arts, Inc.	4.800	03-01-26	1,490,000	1,581,957
Microsoft Corp.	4.450	11-03-45	1,074,000	1,164,616
salesforce.com, Inc.	3.700	04-11-28	795,000	789,994
VMware, Inc.	2.950	08-21-22	1,013,000	972,792
Technology hardware, storage and peripherals 0.8%
Dell International LLC (C)	3.480	06-01-19	1,710,000	1,716,565
Dell International LLC (C)	6.020	06-15-26	2,025,000	2,135,719
Dell International LLC (C)	8.350	07-15-46	640,000	775,673
Hewlett Packard Enterprise Company (C)	2.100	10-04-19	1,320,000	1,304,381
NetApp, Inc.	2.000	09-27-19	1,080,000	1,066,342
Materials 0.7%				5,462,452
Chemicals 0.6%
Braskem Finance, Ltd. (C)	7.000	05-07-20	840,000	884,302
Braskem Netherlands Finance BV (C)	4.500	01-10-28	975,000	912,746
Mexichem SAB de CV (C)	4.000	10-04-27	525,000	474,600
Syngenta Finance NV (C)	3.698	04-24-20	1,265,000	1,264,297
Syngenta Finance NV (C)	5.676	04-24-48	485,000	457,191
The Sherwin-Williams Company	2.250	05-15-20	699,000	688,591
Metals and mining 0.1%
Anglo American Capital PLC (C)	4.750	04-10-27	785,000	780,725
Real estate 0.8%				6,900,914
Equity real estate investment trusts 0.8%
American Homes 4 Rent LP	4.250	02-15-28	940,000	907,169
American Tower Corp.	3.550	07-15-27	1,524,000	1,434,433
American Tower Corp.	4.700	03-15-22	710,000	736,120
Crown Castle Towers LLC (C)	4.883	08-15-40	1,175,000	1,204,751
Omega Healthcare Investors, Inc.	4.500	01-15-25	840,000	820,216
Omega Healthcare Investors, Inc.	4.950	04-01-24	760,000	772,820
Ventas Realty LP	3.500	02-01-25	1,066,000	1,025,405
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	21

	Rate (%)	Maturity date	Par value^	Value
Telecommunication services 0.8%				$6,527,062
Diversified telecommunication services 0.6%
Sprint Spectrum Company LLC (C)	3.360	03-20-23	568,750	564,484
Verizon Communications, Inc.	4.400	11-01-34	900,000	861,633
Verizon Communications, Inc.	4.672	03-15-55	648,000	586,222
Verizon Communications, Inc.	4.862	08-21-46	2,165,000	2,086,571
Verizon Communications, Inc.	5.012	08-21-54	679,000	647,191
Wireless telecommunication services 0.2%
CC Holdings GS V LLC	3.849	04-15-23	1,065,000	1,058,713
Oztel Holdings SPC, Ltd. (C)	6.625	04-24-28	740,000	722,248
Utilities 1.2%				10,183,282
Electric utilities 0.7%
ABY Transmision Sur SA (C)	6.875	04-30-43	614,482	665,945
Electricite de France SA (C)	3.625	10-13-25	695,000	681,509
Electricite de France SA (5.250% to 1-29-23, then 10 Year U.S. Swap Rate + 3.709%) (C)(E)	5.250	01-29-23	1,445,000	1,413,210
Emera US Finance LP	3.550	06-15-26	534,000	506,417
Empresa Electrica Angamos SA (C)	4.875	05-25-29	703,028	671,417
Israel Electric Corp., Ltd. (C)	6.875	06-21-23	490,000	540,232
Southern California Edison Company (6.250% to 2-1-22, then 3 month LIBOR + 4.199%) (E)	6.250	02-01-22	490,000	519,155
Southern Power Company	1.950	12-15-19	1,100,000	1,083,039
Independent power and renewable electricity producers 0.3%
Exelon Corp.	5.150	12-01-20	265,000	275,240
NextEra Energy Capital Holdings, Inc.	2.400	09-15-19	1,070,000	1,063,456
NextEra Energy Capital Holdings, Inc.	3.550	05-01-27	1,365,000	1,313,369
Multi-utilities 0.2%
CenterPoint Energy, Inc.	2.500	09-01-22	635,000	612,572

Dominion Energy, Inc.	2.579	07-01-20	850,000	837,721
Capital preferred securities 0.1%				$822,110
(Cost $695,737)
Financials 0.1%				822,110
Capital markets 0.1%

State Street Corp. (3 month LIBOR + 1.000%) (D)	3.124	06-01-77	916,000	822,110
Collateralized mortgage obligations 9.4%				$78,388,072
(Cost $79,271,748)
Commercial and residential 8.0%				66,671,708
Americold LLC Series 2010-ARTA, Class D (C)	7.443	01-14-29	885,000	949,919
Angel Oak Mortgage Trust I LLC Series 2018-1, Class A1 (C)(F)	3.258	04-27-48	367,495	367,378
AOA Mortgage Trust Series 2015-1177, Class C (C)(F)	3.010	12-13-29	1,066,000	1,038,629
Arroyo Mortgage Trust Series 2018-1, Class A1 (C)(F)	3.763	04-25-48	2,664,000	2,670,662
22	JOHN HANCOCK INVESTMENT GRADE BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
BAMLL Commercial Mortgage Securities Trust
Series 2013-DSNY, Class E (1 month LIBOR + 2.600%) (C)(D)	4.519	09-15-26	415,000	$414,962
Series 2015-200P, Class C (C)(F)	3.596	04-14-33	1,436,000	1,412,499
BBCMS Mortgage Trust Series 2018-TALL, Class B (1 month LIBOR + 0.971%) (C)(D)	2.890	03-15-37	969,000	968,400
BBCMS Trust
Series 2015-MSQ, Class D (C)(F)	3.990	09-15-32	640,000	626,867
Series 2015-SRCH, Class D (C)(F)	4.957	08-10-35	1,065,000	1,100,801
BWAY Mortgage Trust Series 2015-1740, Class XA IO (C)	0.896	01-10-35	11,465,000	365,470
BX Commercial Mortgage Trust Series 2018-BIOA, Class D (1 month LIBOR + 1.321%) (C)(D)	3.240	03-15-37	627,000	626,614
BX Trust Series 2017-SLCT, Class C (1 month LIBOR + 1.400%) (C)(D)	3.319	07-15-34	1,725,000	1,728,804
CD Mortgage Trust Series 2017-CD3, Class C (F)	4.562	02-10-50	1,115,000	1,127,055
CGDBB Commercial Mortgage Trust
Series 2017-BIO, Class D (1 month LIBOR + 1.600%) (C)(D)	3.519	07-15-32	2,000,000	2,003,131
Series 2017-BIOC, Class B (1 month LIBOR + 0.970%) (C)(D)	2.889	07-15-32	1,143,000	1,144,072
CGMS Commercial Mortgage Trust Series 2017-MDRC, Class C (1 month LIBOR + 1.300%) (C)(D)	3.197	07-15-30	1,145,000	1,144,998
CHT Mortgage Trust Series 2017-CSMO, Class D (1 month LIBOR + 2.250%) (C)(D)	4.169	11-15-36	1,091,000	1,099,659
Citigroup Commercial Mortgage Trust Series 2017-1500, Class C (1 month LIBOR + 1.250%) (C)(D)	3.169	07-15-32	605,000	604,999
CLNS Trust Series 2017-IKPR, Class C (1 month LIBOR + 1.100%) (C)(D)	3.029	06-11-32	430,000	430,541
Cold Storage Trust Series 2017-ICE3, Class D (1 month LIBOR + 2.100%) (C)(D)	4.019	04-15-36	1,055,000	1,067,383
COLT Mortgage Loan Trust Series 2018-2, Class A1 (C)(F)	3.470	07-27-48	336,000	335,996
Commercial Mortgage Trust (Cantor Fitzgerald/Deutsche Bank AG)
Series 2012-CR2, Class XA IO	1.658	08-15-45	5,214,486	293,759
Series 2012-CR3 Class XA IO	1.880	10-15-45	7,523,189	501,257
Series 2013-CR6, Class XA IO	1.090	03-10-46	4,364,026	140,946
Series 2013-CR8, Class XA IO	0.532	06-10-46	4,540,560	82,904
Series 2014-CR15, Class XA IO	1.190	02-10-47	7,117,356	242,832
Series 2014-CR16, Class C (F)	4.901	04-10-47	1,181,000	1,218,655
Series 2015-CR27, Class B (F)	4.360	10-10-48	695,000	710,043
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	23

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Commercial Mortgage Trust (Citigroup/Deutsche Bank AG) Series 2018-COR3, Class XA IO	0.590	05-10-51	8,710,000	$332,939
Commercial Mortgage Trust (Deutsche Bank AG)
Series 2012-LC4, Class B (F)	4.934	12-10-44	955,000	978,377
Series 2013-300P, Class D (C)(F)	4.394	08-10-30	1,305,000	1,319,471
Series 2013-CR11, Class B (F)	5.159	08-10-50	1,485,000	1,553,851
Series 2013-CR13, Class C (F)	4.744	11-10-46	755,000	770,220
Series 2013-LC13, Class B (C)(F)	5.009	08-10-46	555,000	583,570
Series 2014-FL4, Class D (1 month LIBOR + 2.450%) (C)(D)	3.502	07-13-31	1,020,000	1,017,734
Series 2014-TWC, Class D (1 month LIBOR + 2.250%) (C)(D)	4.146	02-13-32	695,000	699,214
Commercial Mortgage Trust (Deutsche Bank AG/Morgan Stanley) Series 2014-PAT, Class D (1 month LIBOR + 2.150%) (C)(D)	4.078	08-13-27	1,020,000	1,020,001
Credit Suisse First Boston Mortgage Securities Corp. Series 2006-OMA, Class B2 (C)	5.538	05-15-23	1,670,000	1,716,910
DBCG Mortgage Trust Series 2017-BBG, Class C (1 month LIBOR + 1.000%) (C)(D)	2.919	06-15-34	1,370,000	1,370,426
GAHR Commercial Mortgage Trust Series 2015-NRF, Class DFX (C)(F)	3.382	12-15-34	1,000,000	994,964
Galton Funding Mortgage Trust Series 2018-1, Class A43 (C)(F)	3.500	11-25-57	621,890	618,501
Great Wolf Trust Series 2017, Class B (1 month LIBOR + 1.100%) (C)(D)	3.119	09-15-34	1,750,000	1,752,752
GS Mortgage Securities Trust
Series 2012-GC17, Class XA IO	2.216	05-10-45	9,372,646	500,975
Series 2014-NEW, Class C (C)	3.790	01-10-31	305,000	305,556
Series 2015-590M, Class C (C)(F)	3.805	10-10-35	1,265,000	1,250,867
Series 2016-RENT, Class D (C)(F)	4.067	02-10-29	990,000	988,417
Series 2017-485L, Class C (C)(F)	3.982	02-10-37	605,000	598,693
Series 2017-500K, Class D (1 month LIBOR + 1.300%) (C)(D)	3.219	07-15-32	2,000,000	2,001,878
Series 2018-CHLL Class D (1 month LIBOR + 1.650%) (C)(D)	3.238	02-15-37	2,630,000	2,631,475
HarborView Mortgage Loan Trust Series 2005-2, Class X IO	0.901	05-19-35	2,928,366	112,890
Hilton Orlando Trust Series 2018-ORL, Class D (1 month LIBOR + 1.700%) (C)(D)	3.619	12-15-34	490,000	491,390
Hudsons Bay Simon JV Trust Series 2015-HBFL, Class DFL (1 month LIBOR + 3.650%) (C)(D)	5.565	08-05-34	820,000	819,994
IMT Trust Series 2017-APTS, Class CFX (C)(F)	3.497	06-15-34	510,000	492,453
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2012-C14, Class XA IO (C)	1.431	07-05-32	6,807,284	346,957
24	JOHN HANCOCK INVESTMENT GRADE BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Series 2014-PHH, Class C (1 month LIBOR + 2.350%) (C)(D)	4.269	08-15-27	1,420,000	$1,419,998
Series 2015-MAR7, Class C (C)	4.490	06-05-32	1,555,000	1,544,453
Series 2015-SGP, Class B (1 month LIBOR + 2.750%) (C)(D)	4.669	07-15-36	530,000	532,988
Morgan Stanley Capital I Trust
Series 2015, Class XLF1 C (1 month LIBOR + 2.200%) (C)(D)	4.119	08-14-31	750,000	752,932
Series 2017-CLS, Class D (1 month LIBOR + 1.400%) (C)(D)	3.319	11-15-34	1,105,000	1,106,740
Motel 6 Trust Series 2017-MTL6, Class C (1 month LIBOR + 1.400%) (C)(D)	3.319	08-15-34	1,076,128	1,078,161
MSCG Trust Series 2016-SNR, Class D (C)	6.550	11-15-34	1,120,000	1,111,767
Natixis Commercial Mortgage Securities Trust Series 2018-ALXA, Class C (C)(F)	4.316	01-15-43	520,000	524,193
One Market Plaza Trust Series 2017-1MKT, Class D (C)	4.146	02-10-32	460,000	455,701
Thornburg Mortgage Securities Trust Series 2004-1, Class II2A (F)	2.789	03-25-44	311,390	304,776
UBS Commercial Mortgage Trust Series 2012-C1, Class B	4.822	05-10-45	715,000	750,118
UBS-Barclays Commercial Mortgage Trust Series 2012-C2, Class XA IO (C)	1.336	05-10-63	4,160,500	183,962
Verus Securitization Trust Series 2018-1, Class A1 (C)(F)	2.929	02-25-48	1,493,004	1,483,407
VNDO Mortgage Trust Series 2013-PENN, Class D (C)(F)	3.947	12-13-29	1,232,000	1,230,997
Wells Fargo Commercial Mortgage Trust
Series 2013-120B, Class C (C)(F)	2.710	03-18-28	1,865,000	1,836,438
Series 2014-LC18, Class A2	2.954	12-15-47	125,000	125,098
Series 2015-LC22, Class B (F)	4.542	09-15-58	792,000	823,130
Series 2017-SMP, Class D (1 month LIBOR + 1.650%) (C)(D)	3.694	12-15-34	360,000	363,780
WFCG Commercial Mortgage Trust Series 2015-BXRP, Class D (1 month LIBOR + 2.571%) (C)(D)	4.490	11-15-29	64,274	64,375
WF-RBS Commercial Mortgage Trust
Series 2012-C9, Class B XA IO (C)	1.893	11-15-45	4,838,113	326,768
Series 2013-C15, Class B (F)	4.480	08-15-46	585,000	600,195
Series 2013-C16, Class B (F)	5.028	09-15-46	345,000	362,021
U.S. Government Agency 1.4%				11,716,364
Federal Home Loan Mortgage Corp.
Series 2016-DNA3, Class M2 (1 month LIBOR + 2.000%) (D)	3.960	12-25-28	305,000	309,434
Series K017, Class X1 IO	1.341	12-25-21	10,595,719	407,956
Series K018, Class X1 IO	1.362	01-25-22	9,911,747	386,941
Series K021, Class X1 IO	1.458	06-25-22	2,596,970	126,123
Series K022, Class X1 IO	1.245	07-25-22	13,975,604	596,181
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	25

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
Series K030, Class X1 IO	0.203	04-25-23	216,225,754	$1,868,666
Series K038, Class X1 IO	1.171	03-25-24	22,160,667	1,222,085
Series K048, Class X1 IO	0.252	06-25-25	6,623,750	103,228
Series K707, Class X1 IO	1.509	12-25-18	1,795,561	7,101
Series K709, Class X1 IO	1.500	03-25-19	2,406,411	19,076
Series K710, Class X1 IO	1.729	05-25-19	3,551,602	39,248
Series K711, Class X1 IO	1.679	07-25-19	6,571,819	76,179
Series K718, Class X1 IO	0.640	01-25-22	24,467,729	481,403
Government National Mortgage Association
Series 2012-114, Class IO	0.803	01-16-53	1,220,504	67,064
Series 2016-174, Class IO	0.899	11-16-56	5,130,683	396,737
Series 2017-109, Class IO	0.611	04-16-57	7,224,435	418,998
Series 2017-124, Class IO	0.705	01-16-59	9,092,523	608,779
Series 2017-140, Class IO	0.609	02-16-59	5,440,797	356,535
Series 2017-169, Class IO	0.744	01-16-60	11,443,366	774,062
Series 2017-20, Class IO	0.749	12-16-58	10,165,320	641,456
Series 2017-22, Class IO	1.047	12-16-57	3,690,987	325,945
Series 2017-3, Class IO	0.908	09-16-58	9,240,978	695,430
Series 2017-41, Class IO	0.792	07-16-58	7,264,726	500,391
Series 2017-46, Class IO	0.619	11-16-57	7,870,627	477,148
Series 2017-61, Class IO	0.767	05-16-59	4,864,843	377,093

Series 2018-9, Class IO	0.557	01-16-60	7,308,542	433,105
Asset backed securities 16.8%				$140,448,918
(Cost $141,785,861)
Asset backed securities 16.8%				140,448,918
AccessLex Institute
Series 2005-1, Class A4 (3 month LIBOR + 0.210%) (D)	2.458	06-22-37	540,000	520,594
Series 2006-1, Class A3 (3 month LIBOR + 0.200%) (D)	2.530	08-25-37	974,916	960,039
Series 2007-A, Class A3 (3 month LIBOR + 0.300%) (D)	2.630	05-25-36	1,005,250	993,806
Ally Auto Receivables Trust
Series 2017-3, Class A3	1.740	09-15-21	1,270,000	1,255,053
Series 2017-4, Class A4	1.960	07-15-22	895,000	876,959
Series 2018-1, Class A3	2.350	06-15-22	795,000	789,211
Ally Master Owner Trust Series 2018-1, Class A2	2.700	01-17-23	2,762,000	2,741,081
American Express Credit Account Master Trust Series 2017-1, Class A	1.930	09-15-22	2,660,000	2,623,561
Applebee's Funding LLC Series 2014-1, Class A2 (C)	4.277	09-05-44	1,791,000	1,772,713
Arby's Funding LLC Series 2015-1A, Class A2 (C)	4.969	10-30-45	1,296,750	1,306,865
BA Credit Card Trust Series 2017-A1, Class A1	1.950	08-15-22	3,515,000	3,460,414
BMW Vehicle Owner Trust
Series 2016-A, Class A4	1.370	12-27-22	620,000	606,611
26	JOHN HANCOCK INVESTMENT GRADE BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Series 2018-A, Class A3	2.350	04-25-22	1,305,000	$1,294,086
Cabela's Credit Card Master Note Trust
Series 2015-1A, Class A1	2.260	03-15-23	1,460,000	1,442,714
Series 2016-1, Class A1	1.780	06-15-22	2,985,000	2,955,458
California Republic Auto Receivables Trust Series 2016-2, Class A4	1.830	12-15-21	1,360,000	1,345,114
Capital One Multi-Asset Execution Trust
Series 2016-A3, Class A3	1.340	04-15-22	2,546,000	2,511,906
Series 2017-A1, Class A1	2.000	01-17-23	3,285,000	3,241,348
Series 2017-A4, Class A4	1.990	07-17-23	1,310,000	1,284,993
CarMax Auto Owner Trust
Series 2015-2, Class A4	1.800	03-15-21	1,149,000	1,140,073
Series 2016-1, Class A4	1.880	06-15-21	485,000	478,507
Series 2016-2, Class A4	1.680	09-15-21	824,000	809,317
Series 2018-1, Class A3	2.480	11-15-22	830,000	823,234
Chase Issuance Trust
Series 2016-A2, Class A	1.370	06-15-21	1,630,000	1,609,988
Series 2016-A5, Class A5	1.270	07-15-21	4,255,000	4,190,515
Chrysler Capital Auto Receivables Trust Series 2016-BA, Class A4 (C)	1.870	02-15-22	590,000	581,574
Citibank Credit Card Issuance Trust
Series 2016-A1, Class A1	1.750	11-19-21	3,265,000	3,217,236
Series 2017-A3, Class A3	1.920	04-07-22	1,310,000	1,289,118
Series 2018-A1, Class A1	2.490	01-20-23	3,045,000	3,013,197
CLI Funding LLC Series 2018-1A, Class A (C)	4.030	04-18-43	1,035,809	1,042,276
CNH Equipment Trust
Series 2016-B, Class A3	1.630	08-15-21	443,671	439,997
Series 2017-C, Class A3	2.080	02-15-23	850,000	836,553
Coinstar Funding LLC Series 2017-1A, Class A2 (C)	5.216	04-25-47	1,118,700	1,144,300
Collegiate Funding Services Education Loan Trust Series 2005-A, Class A4 (3 month LIBOR + 0.200%) (D)	2.495	03-28-35	725,000	704,318
CWABS Asset-Backed Certificates Trust Series 2004-10, Class AF5B	4.687	02-25-35	189,117	188,254
DB Master Finance LLC Series 2015-1A, Class A2II (C)	3.980	02-20-45	1,306,125	1,309,025
Discover Card Execution Note Trust Series 2017-A6, Class A6	1.880	02-15-23	3,530,000	3,461,609
Domino's Pizza Master Issuer LLC Series 2017-1A, Class A23 (C)	4.118	07-25-47	1,736,875	1,720,861
Driven Brands Funding LLC Series 2015-1A, Class A2 (C)	5.216	07-20-45	1,496,625	1,548,842
Evergreen Credit Card Trust Series 2018-1, Class A (C)	2.950	03-15-23	1,580,000	1,575,810
Five Guys Funding LLC Series 2017-1A, Class A2 (C)	4.600	07-25-47	656,700	663,306
FOCUS Brands Funding LLC Series 2017-1A, Class A2I (C)	3.857	04-30-47	376,200	377,246
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	27

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Ford Credit Auto Owner Trust
Series 2014-1, Class B (C)	2.410	11-15-25	700,000	$697,097
Series 2014-2, Class A (C)	2.310	04-15-26	1,725,000	1,714,724
Series 2015-1, Class A (C)	2.120	07-15-26	2,785,000	2,748,766
Series 2016-B, Class A4	1.520	08-15-21	820,000	805,525
Series 2016-C, Class A4	1.400	02-15-22	1,007,000	977,493
Series 2017-A, Class A4	1.920	04-15-22	1,955,000	1,916,092
Series 2017-B, Class A4	1.870	09-15-22	348,000	339,185
Series 2017-C, Class A4	2.160	03-15-23	890,000	869,922
Ford Credit Floorplan Master Owner Trust Series 2017-2, Class A1	2.160	09-15-22	1,530,000	1,505,210
GM Financial Consumer Automobile Receivables Trust
Series 2017-2A, Class A3 (C)	1.860	12-16-21	1,295,000	1,275,314
Series 2017-3A, Class A4 (C)	2.130	03-16-23	1,375,000	1,341,195
Goal Capital Funding Trust Series 2005-2, Class A4 (3 month LIBOR + 0.200%) (D)	2.530	08-25-44	3,065,000	3,008,091
Golden Credit Card Trust Series 2018-1A, Class A (C)	2.620	01-15-23	1,295,000	1,283,349
Hardee's Funding LLC Series 2013-1A, Class A2 (C)	4.474	03-20-43	1,311,203	1,314,332
Hertz Vehicle Financing II LP Series 2016-3A, Class A (C)	2.270	07-25-20	680,000	674,067
Hilton Grand Vacations Trust Series 2017-AA, Class A (C)	2.660	12-26-28	697,121	686,468
Honda Auto Receivables Owner Trust
Series 2016-2, Class A4	1.620	08-15-22	1,580,000	1,561,620
Series 2016-3, Class A4	1.330	11-18-22	2,515,000	2,470,144
Series 2017-1, Class A3	1.720	07-21-21	1,695,000	1,678,260
Series 2017-2, Class A4	1.870	09-15-23	384,000	374,820
Series 2017-3, Class A4	1.980	11-20-23	475,000	463,045
Series 2018-2, Class A3	3.010	05-18-22	789,000	788,983
Huntington Auto Trust
Series 2015-1, Class A4	1.640	06-15-21	395,000	393,693
Series 2016-1, Class A4	1.930	04-15-22	2,135,000	2,105,022
Hyundai Auto Lease Securitization Trust Series 2018-A, Class A3 (C)	2.810	04-15-21	1,135,000	1,132,524
Hyundai Auto Receivables Trust
Series 2015-A, Class A4	1.370	07-15-20	662,580	660,883
Series 2017-A, Class A3	1.760	08-16-21	1,355,000	1,337,112
John Deere Owner Trust Series 2018-A, Class A3	2.660	04-18-22	545,000	542,539
KeyCorp Student Loan Trust Series 2004-A, Class 1A2 (3 month LIBOR + 0.240%) (D)	2.606	10-27-42	608,054	595,877
Mercedes-Benz Auto Receivables Trust
Series 2015-1, Class A3	1.340	12-16-19	444,730	443,661
Series 2016-1, Class A4	1.460	12-15-22	1,745,000	1,702,202
28	JOHN HANCOCK INVESTMENT GRADE BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
MMAF Equipment Finance LLC Series 2017-B, Class A3 (C)	2.210	10-17-22	1,138,000	$1,117,546
MVW Owner Trust
Series 2014-1A, Class A (C)	2.250	09-22-31	60,630	59,390
Series 2015-1A, Class A (C)	2.520	12-20-32	181,359	178,627
Nelnet Student Loan Trust Series 2006-1, Class A3 (3 month LIBOR + 0.450%) (C)(D)	2.370	08-23-36	704,000	688,399
New Residential Mortgage LLC Series 2018-FNT1, Class A (C)	3.610	05-25-23	1,063,000	1,066,951
NextGear Floorplan Master Owner Trust Series 2018-1A, Class A2 (C)	3.220	02-15-23	345,000	344,283
Nissan Auto Receivables Owner Trust
Series 2015-A, Class A4	1.500	09-15-21	1,280,000	1,271,395
Series 2016-B, Class A3	1.320	01-15-21	1,783,233	1,766,713
Series 2016-B, Class A4	1.540	10-17-22	440,000	428,244
Series 2017-A, Class A3	1.740	08-16-21	850,000	839,239
Series 2017-B, Class A3	1.750	10-15-21	1,030,000	1,014,634
Series 2017-B, Class A4	1.950	10-16-23	1,025,000	1,001,098
NRZ Excess Spread-Collateralized Notes
Series 2018-PLS1, Class A (C)	3.193	01-25-23	484,409	482,447
Series 2018-PLS2, Class A (C)	3.265	02-25-23	685,132	683,383
PFS Financing Corp. Series 2018-B, Class A (C)	2.890	02-15-23	1,110,000	1,100,881
Santander Drive Auto Receivables Trust Series 2018-2, Class C	3.350	07-17-23	625,000	624,103
SoFi Professional Loan Program LLC Series 2017-E, Class A2A (C)	1.860	11-26-40	651,715	643,917
Sonic Capital LLC Series 2016-1A, Class A2 (C)	4.472	05-20-46	350,008	353,630
SunTrust Student Loan Trust Series 2006-1A, Class A4 (3 month LIBOR + 0.190%) (C)(D)	2.549	10-28-37	2,913,884	2,878,365
Taco Bell Funding LLC Series 2016-1A, Class A2I (C)	3.832	05-25-46	1,418,400	1,421,563
TAL Advantage V LLC Series 2014-1A, Class A (C)	3.510	02-22-39	304,750	302,965
Towd Point Mortgage Trust
Series 2015-1, Class A5 (C)(F)	3.601	10-25-53	355,000	361,621
Series 2015-2, Class 1M2 (C)(F)	3.581	11-25-60	815,000	842,093
Series 2015-6, Class M2 (C)(F)	3.750	04-25-55	1,775,000	1,775,681
Series 2016-5, Class A1 (C)(F)	2.500	10-25-56	1,090,203	1,067,092
Series 2017-1, Class A1 (C)(F)	2.750	10-25-56	385,912	379,263
Series 2017-2, Class A1 (C)(F)	2.750	04-25-57	332,936	328,211
Series 2018-1, Class A1 (C)(F)	3.000	01-25-58	663,801	655,600
Toyota Auto Receivables Owner Trust
Series 2016-B, Class A4	1.520	08-16-21	525,000	517,038
Series 2016-C, Class A4	1.320	11-15-21	567,000	555,492
Series 2017-A, Class A3	1.730	02-16-21	1,280,000	1,268,220
Series 2017-B, Class A3	1.760	07-15-21	1,870,000	1,846,822
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	29

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Series 2017-C, Class A4	1.980	12-15-22	935,000	$913,795
Series 2018-A, Class A3	2.350	05-16-22	1,020,000	1,010,379
Triton Container Finance V LLC Series 2018-1A, Class A (C)	3.950	03-20-43	953,833	956,072
USAA Auto Owner Trust Series 2015-1, Class A4	1.540	11-16-20	395,507	394,656
Vantage Data Centers Issuer LLC Series 2018-1A, Class A2 (C)	4.072	02-16-43	678,300	681,552
Volvo Financial Equipment LLC Series 2018-1A, Class A3 (C)	2.540	02-15-22	1,435,000	1,426,613
VSE VOI Mortgage LLC Series 2017-A, Class A (C)	2.330	03-20-35	728,745	709,034
Wachovia Student Loan Trust Series 2006-1, Class B (3 month LIBOR + 0.240%) (C)(D)	2.600	04-25-40	210,614	201,027
Westgate Resorts LLC
Series 2014-1A, Class A (C)	2.150	12-20-26	288,521	287,078
Series 2014-1A, Class B (C)	3.250	12-20-26	127,725	127,577
Series 2015-1A, Class A (C)	2.750	05-20-27	95,433	95,033
Series 2015-2A, Class B (C)	4.000	07-20-28	218,567	218,190
Series 2016-1A, Class A (C)	3.500	12-20-28	240,957	240,481
Series 2017-1A, Class A (C)	3.050	12-20-30	591,911	587,029
World Omni Auto Receivables Trust
Series 2016-A, Class A3	1.770	09-15-21	1,432,107	1,422,353
Series 2017-B, Class A3	1.950	02-15-23	445,000	436,608
Series 2018-A, Class A3	2.500	04-17-23	1,335,000	1,321,638

	Shares	Value
Preferred securities 0.3%		$2,177,369
(Cost $2,382,178)
Financials 0.1%		299,166
Banks 0.1%
Wells Fargo & Company, Series L, 7.500%	238	299,166
Utilities 0.2%		1,878,203
Multi-utilities 0.2%
Dominion Energy, Inc., 6.750%	31,185	1,373,699
DTE Energy Company, 6.500%	9,800	504,504

	Yield (%)	Shares	Value
Securities lending collateral 3.4%			$28,771,237
(Cost $28,770,828)
John Hancock Collateral Trust (G)	1.8769(H)	2,875,830	28,771,237

30	JOHN HANCOCK INVESTMENT GRADE BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 2.0%				$16,606,000
(Cost $16,606,000)
U.S. Government Agency 1.3%				10,553,000
Federal Agricultural Mortgage Corp. Discount Note	1.550	06-01-18	1,346,000	1,346,000
Federal Home Loan Bank Discount Note	1.550	06-01-18	9,207,000	9,207,000

	Par value^	Value
Repurchase agreement 0.7%		6,053,000
Barclays Tri-Party Repurchase Agreement dated 5-31-18 at 1.750% to be repurchased at $5,793,282 on 6-1-18, collateralized by $5,571,700 U.S. Treasury Inflation Indexed Notes, 0.125% due 4-15-19 (valued at $5,909,212, including interest)	5,793,000	5,793,000
Repurchase Agreement with State Street Corp. dated 5-31-18 at 0.740% to be repurchased at $260,005 on 6-1-18, collateralized by $275,000 U.S. Treasury Notes, 2.125% due 2-29-24 (valued at $267,574, including interest)	260,000	260,000

Total investments (Cost $874,669,824) 103.4%	$862,229,434
Other assets and liabilities, net (3.4%)	(28,688,703)
Total net assets 100.0%	$833,540,731

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
ISDAFIX	International Swaps and Derivatives Association Fixed Interest Rate Swap Rate
LIBOR	London Interbank Offered Rate
(A)	A portion of this security is on loan as of 5-31-18.
(B)	Security purchased or sold on a when-issued or delayed delivery basis.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $160,832,522 or 19.3% of the fund's net assets as of 5-31-18.
(D)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(E)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(F)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(G)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(H)	The rate shown is the annualized seven-day yield as of 5-31-18.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
At 5-31-18, the aggregate cost of investments for federal income tax purposes was $877,050,348. Net unrealized depreciation aggregated to $14,820,914, of which $2,282,765 related to gross unrealized appreciation and $17,103,679 related to gross unrealized depreciation.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	31

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 5-31-18

Assets
Unaffiliated investments, at value (Cost $845,898,996) including $28,029,660 of securities loaned	$833,458,197
Affiliated investments, at value (Cost $28,770,828)	28,771,237
Total investments, at value (Cost $874,669,824)	862,229,434
Cash	515
Dividends and interest receivable	5,078,669
Receivable for fund shares sold	2,040,455
Receivable for delayed delivery securities sold	4,973,366
Receivable for securities lending income	5,974
Receivable from affiliates	93
Other assets	99,589
Total assets	874,428,095
Liabilities
Distributions payable	73,122
Payable for investments purchased	337,097
Payable for delayed delivery securities purchased	9,939,603
Payable for fund shares repurchased	1,467,803
Payable upon return of securities loaned	28,773,560
Payable to affiliates
Accounting and legal services fees	95,369
Transfer agent fees	45,392
Distribution and service fees	22,399
Trustees' fees	991
Other liabilities and accrued expenses	132,028
Total liabilities	40,887,364
Net assets	$833,540,731
Net assets consist of
Paid-in capital	$858,136,615
Undistributed net investment income	220,654
Accumulated net realized gain (loss) on investments and futures contracts	(12,376,148)
Net unrealized appreciation (depreciation) on investments	(12,440,390)
Net assets	$833,540,731

32	JOHN HANCOCK INVESTMENT GRADE BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES  (continued)

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($334,659,325 ÷ 32,893,632 shares) [1]	$10.17
Class B ($2,787,778 ÷ 273,977 shares) [1]	$10.18
Class C ($22,286,653 ÷ 2,190,197 shares) [1]	$10.18
Class I ($115,358,828 ÷ 11,334,949 shares)	$10.18
Class R2 ($378,393 ÷ 37,190 shares)	$10.17
Class R4 ($261,030 ÷ 25,652 shares)	$10.18
Class R6 ($357,808,724 ÷ 35,156,268 shares)	$10.18
Maximum offering price per share
Class A (net asset value per share ÷ 96%)[2]	$10.59

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	33

STATEMENT OF OPERATIONS For the year ended  5-31-18

Investment income
Interest	$24,760,870
Securities lending	147,495
Dividends	146,259
Less foreign taxes withheld	(683)
Total investment income	25,053,941
Expenses
Investment management fees	3,205,883
Distribution and service fees	1,168,933
Accounting and legal services fees	183,871
Transfer agent fees	684,995
Trustees' fees	13,418
Custodian fees	109,696
State registration fees	173,389
Printing and postage	133,992
Professional fees	66,200
Other	58,812
Total expenses	5,799,189
Less expense reductions	(577,797)
Net expenses	5,221,392
Net investment income	19,832,549
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	(1,845,562)
Affiliated investments	(3,944)
Futures contracts	12,553
(1,836,953)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	(20,636,042)
Affiliated investments	385
(20,635,657)
Net realized and unrealized loss	(22,472,610)
Decrease in net assets from operations	$(2,640,061)

34	JOHN HANCOCK INVESTMENT GRADE BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 5-31-18	Year ended 5-31-17
Increase (decrease) in net assets
From operations
Net investment income	$19,832,549	$13,939,683
Net realized loss	(1,836,953)	(2,608,447)
Change in net unrealized appreciation (depreciation)	(20,635,657)	1,774,254
Increase (decrease) in net assets resulting from operations	(2,640,061)	13,105,490
Distributions to shareholders
From net investment income
Class A	(8,962,182)	(9,946,738)
Class B	(70,947)	(109,975)
Class C	(534,246)	(699,385)
Class I	(6,820,069)	(6,205,421)
Class R2	(12,088)	(13,342)
Class R4	(8,652)	(10,801)
Class R6	(5,854,792)	(69,911)
Total distributions	(22,262,976)	(17,055,573)
From fund share transactions	117,640,483	268,009,416
Total increase	92,737,446	264,059,333
Net assets
Beginning of year	740,803,285	476,743,952
End of year	$833,540,731	$740,803,285
Undistributed (Distributions in excess of) net investment income	$220,654	$(48,637)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	35

Financial highlights
CLASS A SHARES Period ended	5-31-18	5-31-17	5-31-16	5-31-15	5-31-14
Per share operating performance
Net asset value, beginning of period	$10.48	$10.53	$10.60	$10.60	$10.73
Net investment income[1]	0.24	0.23	0.23	0.23	0.27
Net realized and unrealized gain (loss) on investments	(0.28)	— [2]	(0.01)	0.08	0.03 [3]
Total from investment operations	(0.04)	0.23	0.22	0.31	0.30
Less distributions
From net investment income	(0.27)	(0.28)	(0.27)	(0.31)	(0.35)
From net realized gain	—	—	(0.02)	—	(0.08)
Total distributions	(0.27)	(0.28)	(0.29)	(0.31)	(0.43)
Net asset value, end of period	$10.17	$10.48	$10.53	$10.60	$10.60
Total return (%)[4,5]	(0.35)	2.24	2.13	2.95	2.89
Ratios and supplemental data
Net assets, end of period (in millions)	$335	$341	$380	$270	$191
Ratios (as a percentage of average net assets):
Expenses before reductions	0.85	0.87	0.90	0.88	0.93
Expenses including reductions	0.78	0.80	0.89	0.88	0.92
Net investment income	2.35	2.18	2.16	2.21	2.60
Portfolio turnover (%)	80	83	63	69	73

[1]	Based on average daily shares outstanding.
[2]	Less than $0.005 per share.
[3]	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of the issuances and repurchases of shares in relation to fluctuating market values of the investments of the fund.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
36	JOHN HANCOCK INVESTMENT GRADE BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS B SHARES Period ended	5-31-18	5-31-17	5-31-16	5-31-15	5-31-14
Per share operating performance
Net asset value, beginning of period	$10.48	$10.53	$10.60	$10.61	$10.73
Net investment income[1]	0.16	0.15	0.15	0.16	0.19
Net realized and unrealized gain (loss) on investments	(0.26)	— [2]	(0.01)	0.06	0.04 [3]
Total from investment operations	(0.10)	0.15	0.14	0.22	0.23
Less distributions
From net investment income	(0.20)	(0.20)	(0.19)	(0.23)	(0.27)
From net realized gain	—	—	(0.02)	—	(0.08)
Total distributions	(0.20)	(0.20)	(0.21)	(0.23)	(0.35)
Net asset value, end of period	$10.18	$10.48	$10.53	$10.60	$10.61
Total return (%)[4,5]	(1.00)	1.48	1.37	2.08	2.22
Ratios and supplemental data
Net assets, end of period (in millions)	$3	$5	$7	$7	$8
Ratios (as a percentage of average net assets):
Expenses before reductions	1.60	1.62	1.65	1.64	1.68
Expenses including reductions	1.53	1.55	1.65	1.63	1.67
Net investment income	1.58	1.44	1.43	1.48	1.85
Portfolio turnover (%)	80	83	63	69	73

[1]	Based on average daily shares outstanding.
[2]	Less than $0.005 per share.
[3]	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of the issuances and repurchases of shares in relation to fluctuating market values of the investments of the fund.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	37

CLASS C SHARES Period ended	5-31-18	5-31-17	5-31-16	5-31-15	5-31-14
Per share operating performance
Net asset value, beginning of period	$10.49	$10.53	$10.60	$10.61	$10.73
Net investment income[1]	0.17	0.15	0.15	0.16	0.19
Net realized and unrealized gain (loss) on investments	(0.28)	0.01	(0.01)	0.06	0.04 [2]
Total from investment operations	(0.11)	0.16	0.14	0.22	0.23
Less distributions
From net investment income	(0.20)	(0.20)	(0.19)	(0.23)	(0.27)
From net realized gain	—	—	(0.02)	—	(0.08)
Total distributions	(0.20)	(0.20)	(0.21)	(0.23)	(0.35)
Net asset value, end of period	$10.18	$10.49	$10.53	$10.60	$10.61
Total return (%)[3,4]	(1.09)	1.57	1.37	2.08	2.22
Ratios and supplemental data
Net assets, end of period (in millions)	$22	$31	$37	$29	$23
Ratios (as a percentage of average net assets):
Expenses before reductions	1.60	1.62	1.65	1.63	1.68
Expenses including reductions	1.53	1.55	1.64	1.63	1.67
Net investment income	1.59	1.43	1.41	1.46	1.85
Portfolio turnover (%)	80	83	63	69	73

[1]	Based on average daily shares outstanding.
[2]	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of the issuances and repurchases of shares in relation to fluctuating market values of the investments of the fund.
[3]	Does not reflect the effect of sales charges, if any.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
38	JOHN HANCOCK INVESTMENT GRADE BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS I SHARES Period ended	5-31-18	5-31-17	5-31-16	5-31-15	5-31-14
Per share operating performance
Net asset value, beginning of period	$10.49	$10.53	$10.60	$10.61	$10.73
Net investment income[1]	0.26	0.26	0.25	0.26	0.30
Net realized and unrealized gain (loss) on investments	(0.27)	0.01	—	0.07	0.03 [2]
Total from investment operations	(0.01)	0.27	0.25	0.33	0.33
Less distributions
From net investment income	(0.30)	(0.31)	(0.30)	(0.34)	(0.37)
From net realized gain	—	—	(0.02)	—	(0.08)
Total distributions	(0.30)	(0.31)	(0.32)	(0.34)	(0.45)
Net asset value, end of period	$10.18	$10.49	$10.53	$10.60	$10.61
Total return (%)[3]	(0.10)	2.60	2.40	3.12	3.27
Ratios and supplemental data
Net assets, end of period (in millions)	$115	$360	$51	$26	$10
Ratios (as a percentage of average net assets):
Expenses before reductions	0.60	0.60	0.64	0.62	0.65
Expenses including reductions	0.53	0.53	0.63	0.61	0.65
Net investment income	2.52	2.50	2.42	2.45	2.87
Portfolio turnover (%)	80	83	63	69	73

[1]	Based on average daily shares outstanding.
[2]	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of the issuances and repurchases of shares in relation to fluctuating market values of the investments of the fund.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	39

CLASS R2 SHARES Period ended	5-31-18	5-31-17	5-31-16	5-31-15 [1]
Per share operating performance
Net asset value, beginning of period	$10.49	$10.53	$10.60	$10.67
Net investment income[2]	0.23	0.22	0.23	0.01
Net realized and unrealized gain (loss) on investments	(0.29)	0.01	—	(0.03)
Total from investment operations	(0.06)	0.23	0.23	(0.02)
Less distributions
From net investment income	(0.26)	(0.27)	(0.28)	(0.05)
From net realized gain	—	—	(0.02)	—
Total distributions	(0.26)	(0.27)	(0.30)	(0.05)
Net asset value, end of period	$10.17	$10.49	$10.53	$10.60
Total return (%)[3]	(0.60)	2.24	2.22	(0.16) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$— [5]	$1	$— [5]	$— [5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.00	0.97	0.85	0.75 [6]
Expenses including reductions	0.93	0.90	0.84	0.75 [6]
Net investment income	2.17	2.13	2.22	0.79 [6]
Portfolio turnover (%)	80	83	63	69 [7]

[1]	The inception date for Class R2 shares is 3-27-15.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Less than $500,000.
[6]	Annualized.
[7]	Portfolio turnover is shown for the period from 6-1-14 to 5-31-15.
40	JOHN HANCOCK INVESTMENT GRADE BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R4 SHARES Period ended	5-31-18	5-31-17	5-31-16	5-31-15 [1]
Per share operating performance
Net asset value, beginning of period	$10.49	$10.54	$10.60	$10.67
Net investment income[2]	0.26	0.24	0.25	0.02
Net realized and unrealized gain (loss) on investments	(0.28)	0.01	0.01	(0.04)
Total from investment operations	(0.02)	0.25	0.26	(0.02)
Less distributions
From net investment income	(0.29)	(0.30)	(0.30)	(0.05)
From net realized gain	—	—	(0.02)	—
Total distributions	(0.29)	(0.30)	(0.32)	(0.05)
Net asset value, end of period	$10.18	$10.49	$10.54	$10.60
Total return (%)[3]	(0.22)	2.46	2.37	(0.15) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$— [5]	$— [5]	$— [5]	$— [5]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.82	0.85	0.80	0.75 [6]
Expenses including reductions	0.65	0.68	0.70	0.65 [6]
Net investment income	2.46	2.29	2.40	0.88 [6]
Portfolio turnover (%)	80	83	63	69 [7]

[1]	The inception date for Class R4 shares is 3-27-15.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Less than $500,000.
[6]	Annualized.
[7]	Portfolio turnover is shown for the period from 6-1-14 to 5-31-15.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	41

CLASS R6 SHARES Period ended	5-31-18	5-31-17	5-31-16	5-31-15 [1]
Per share operating performance
Net asset value, beginning of period	$10.49	$10.54	$10.60	$10.67
Net investment income[2]	0.29	0.27	0.27	0.02
Net realized and unrealized gain (loss) on investments	(0.29)	— [3]	—	(0.03)
Total from investment operations	—	0.27	0.27	(0.01)
Less distributions
From net investment income	(0.31)	(0.32)	(0.31)	(0.06)
From net realized gain	—	—	(0.02)	—
Total distributions	(0.31)	(0.32)	(0.33)	(0.06)
Net asset value, end of period	$10.18	$10.49	$10.54	$10.60
Total return (%)[4]	0.00	2.62	2.64	(0.12) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$358	$3	$2	$— [6]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.50	0.51	0.56	0.50 [7]
Expenses including reductions	0.43	0.43	0.53	0.48 [7]
Net investment income	2.76	2.57	2.60	1.05 [7]
Portfolio turnover (%)	80	83	63	69 [8]

[1]	The inception date for Class R6 shares is 3-27-15.
[2]	Based on average daily shares outstanding.
[3]	Less than $0.005 per share.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Less than $500,000.
[7]	Annualized.
[8]	Portfolio turnover is shown for the period from 6-1-14 to 5-31-15.
42	JOHN HANCOCK INVESTMENT GRADE BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements

Note 1 — Organization

John Hancock Investment Grade Bond Fund (the fund) is a series of John Hancock Bond Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek a high level of current income consistent with preservation of capital and maintenance of liquidity.

The fund may offer multiple classes of shares. The shares currently offered by the fund are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class B shares are closed to new investors. Class I shares are offered to institutions and certain investors. Class R2 and Class R4 shares are available only to certain retirement and 529 plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Class B shares convert to Class A shares eight years after purchase. Class C shares convert to Class A shares ten years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar

ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       43

securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of May 31, 2018, all investments are categorized as Level 2 under the hierarchy described above, except for preferred securities and securities lending collateral, which are categorized as Level 1.

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission as an investment company. JHCT invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of

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the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of May 31, 2018, the fund loaned fixed income securities valued at $28,029,660 and received $28,773,560 of cash collateral.

Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriation taxes imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. Estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes, less any amounts reclaimable.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 29, 2017, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 29, 2017, the fund had a similar agreement that enabled it to participate in a $1 billion unsecured committed line of credit. For the year ended May 31, 2018, the fund had no borrowings under either line of credit. Commitment fees for the year ended May 31, 2018 were $4,598.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of May 31, 2018, the fund has a short-term capital loss carryforward of $8,331,195 and a long-term capital loss carryforward of $1,664,430 available to offset future net realized capital gains. These carryforwards do not expire.

As of May 31, 2018, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

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Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are typically distributed annually.

The tax character of distributions for the years ended May 31, 2018 and 2017 was as follows:

	May 31, 2018	May 31, 2017
Ordinary Income	$22,262,976	$17,055,573

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of May 31, 2018, the components of distributable earnings on a tax basis consisted of $293,776 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to amortization and accretion on debt securities.

Note 3 — Derivative Instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Futures are traded on an exchange. Exchange-traded transactions generally present less counterparty risk to a fund than OTC transactions. The exchange stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange and the clearing member.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the year ended May 31, 2018, the fund used futures contracts to manage duration of the fund. The fund held futures contracts with notional values ranging up to approximately $5.7 million as measured at each quarter end. There were no open futures contracts as of May 31, 2018.

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Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended May 31, 2018:

Statement of operations location - net realized gain (loss) on:
Risk	Futures contracts
Interest rate	$12,553

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.400% of the first $1.5 billion of the fund's average daily net assets and (b) 0.385% of the fund's average daily net assets in excess of $1.5 billion. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended May 31, 2018, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to reduce its management fee of, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund exceed 0.42% of average net assets of the fund. For purposes of this agreement, "expenses of the fund" means all fund expenses, excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, class-specific expenses, borrowing costs, prime brokerage fees, acquired fund fees and expenses paid indirectly and short dividend expense. This agreement expires on September 30, 2018, unless renewed by mutual agreement of the Advisor and the fund based upon a determination that this is appropriate under the circumstances at that time.

Prior to October 1,2017 the Advisor had contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the fund to the extent they exceeded 0.00% of average net assets attributable to Class R6 shares.

For the year ended May 31, 2018, the expense reductions amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$243,404	Class R2	$349
Class B	2,694	Class R4	224

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Class	Expense reduction	Class	Expense reduction
Class C	$20,266	Class R6	$140,405
Class I	170,142	Total	$577,484

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended May 31, 2018 were equivalent to a net annual effective rate of 0.33% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended May 31, 2018 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B, Class C, Class R2 and Class R4 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R2 and Class R4 shares, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.25%	—	Class R2	0.25%	0.25%
Class B	1.00%	—	Class R4	0.25%	0.10%
Class C	1.00%	—

The fund's Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on September 30, 2018, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $313 for Class R4 shares for the year ended May 31, 2018.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $541,174 for the year ended May 31, 2018. Of this amount, $79,253 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $456,829 was paid as sales commissions to broker-dealers and $5,092 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended May 31, 2018, CDSCs received by the Distributor amounted to $15,715, $3,758 and $3,615 for Class A, Class B and Class C shares, respectively.

Transfer agent fees. The John Hancock Group of Funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees

ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       48

that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended May 31, 2018 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$845,584	$368,482
Class B	37,626	4,111
Class C	282,292	30,793
Class I	—	258,587
Class R2	2,429	59
Class R4	1,002	38
Class R6	—	22,925
Total	$1,168,933	$684,995

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the funds based on its net assets relative to other funds within the John Hancock group of funds complex.

Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. The fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or lender	Weighted average loan balance	Days outstanding	Weighted average interest rate	Interest income
Lender	$898,317	1	1.715%	$43

Note 6 — Fund share transactions

Transactions in fund shares for the years ended May 31, 2018 and 2017 were as follows:

		Year ended 5-31-18		Year ended 5-31-17
	Shares	Amount	Shares	Amount
Class A shares
Sold	7,151,449	$74,281,513	9,997,210	$105,309,815
Distributions reinvested	838,696	8,688,996	915,980	9,627,157
Repurchased	(7,653,593)	(79,384,968)	(14,421,756)	(151,200,428)
Net increase (decrease)	336,552	$3,585,541	(3,508,566)	$(36,263,456)
Class B shares
Sold	1,150	$12,011	23,968	$254,475
Distributions reinvested	6,125	63,578	8,924	93,822
Repurchased	(177,798)	(1,843,850)	(210,881)	(2,218,028)
Net decrease	(170,523)	$(1,768,261)	(177,989)	$(1,869,731)

ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       49

		Year ended 5-31-18		Year ended 5-31-17
	Shares	Amount	Shares	Amount
Class C shares
Sold	260,950	$2,717,888	784,247	$8,306,059
Distributions reinvested	47,825	496,047	60,011	630,727
Repurchased	(1,100,583)	(11,365,627)	(1,363,513)	(14,281,722)
Net decrease	(791,808)	$(8,151,692)	(519,255)	$(5,344,936)
Class I shares
Sold	12,678,616	$132,489,761	36,651,565	$385,156,464
Distributions reinvested	609,078	6,355,577	559,123	5,839,535
Repurchased	(36,285,030)	(379,692,299)	(7,739,356)	(80,841,218)
Net increase (decrease)	(22,997,336)	$(240,846,961)	29,471,332	$310,154,781
Class R2 shares
Sold	6,486	$67,392	86,149	$910,110
Distributions reinvested	1,145	11,894	1,027	10,726
Repurchased	(32,056)	(334,717)	(41,966)	(433,101)
Net increase (decrease)	(24,425)	$(255,431)	45,210	$487,735
Class R4 shares
Sold	4,165	$42,763	11,424	$120,685
Distributions reinvested	655	6,786	763	8,029
Repurchased	(11,201)	(115,661)	(11,554)	(120,267)
Net increase (decrease)	(6,381)	$(66,112)	633	$8,447
Class R6 shares
Sold	37,908,141	$395,871,165	117,850	$1,248,427
Distributions reinvested	569,742	5,853,288	6,657	69,911
Repurchased	(3,563,367)	(36,581,054)	(46,102)	(481,762)
Net increase	34,914,516	$365,143,399	78,405	$836,576
Total net increase	11,260,595	$117,640,483	25,389,770	$268,009,416

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities and U.S. Treasury obligations, amounted to $387,058,845 and $272,664,400, respectively, for the year ended May 31, 2018. Purchases and sales of U.S. Treasury obligations aggregated $365,426,005 and $357,725,880, respectively, for the year ended May 31, 2018.

Note 8 — Interfund trading

The fund is permitted to purchase or sell securities from or to certain other affiliated funds, as set forth in Rule 17a-7 of the 1940 Act, under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the fund from or to another fund that is or could be considered an affiliate complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended May 31, 2018, the portfolio engaged in sales amounting to $508,088.

Note 9 — New accounting pronouncement

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2017-08, Premium Amortization on Purchased Callable Debt Securities, which shortens the premium amortization period for purchased non-contingently callable debt securities. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the impact of ASU 2017-08 to the fund.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of John Hancock Bond Trust and Shareholders of John Hancock Investment Grade Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund's investments, of John Hancock Investment Grade Bond Fund (one of the funds constituting John Hancock Bond Trust, referred to hereafter as the "Fund") as of May 31, 2018, the related statement of operations for the year ended May 31, 2018, the statements of changes in net assets for each of the two years in the period ended May 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2018 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

July 16, 2018

We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.

ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       51

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended May 31, 2018.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2018 Form 1099-DIV in early 2019. This will reflect the tax character of all distributions paid in calendar year 2018.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       52

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	216
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2012	216
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

James R. Boyle, Born: 1959	2015	216
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2012	216
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	1986	216
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       53

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Grace K. Fey, Born: 1946	2012	216
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Theron S. Hoffman,[2] Born: 1947	2012	216
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Board Member, Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	216
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2012	216

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014-2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	1994	216
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       54

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2009	216
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	216
President and Non-Independent Trustee
Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2017).

Marianne Harrison, Born: 1963	2018	216
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013-2017); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Coummunitech, an industry-led innovation center that fosters technology companies in Canada (since 2017); Member, Board of Directors, Manulife Assurance Canada (since 2015); Board Member, St. Mary's General Hospital Foundation (since 2014); Member, Board of Directors, Manulife Bank of Canada (since 2013); Member, Standing Committee of the Canadian Life & Health Assurance Association (since 2013); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012-2013). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds[3], John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2018).

Warren A. Thomson, Born: 1955	2012	216
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       55

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
John J. Danello, Born: 1955	2006
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 40 other John Hancock funds consisting of 30 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       56

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†#
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 6-19-18

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       57

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Natural Resources

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Redwood

Seaport Long/Short

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Income Allocation

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Investment Grade Bond Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF457348	55A 5/18 7/18

John Hancock

High Yield Fund

Annual report 5/31/18

A message to shareholders

Dear shareholder,

It was a challenging 12 months for fixed-income investors, as both short- and long-term yields rose steadily higher. Inflation fears sparked a sell-off in credit segments of the markets in early 2018. The U.S. Federal Reserve (Fed) raised the benchmark lending rate by a quarter point three times during the period—and once more just after period end—bringing the federal funds rate to a range of 1.75% to 2.00%. The Fed appears to be moving in line with economic data, as its GDP estimate for 2018 rose from 2.00% to 3.00%. It has now hiked rates seven times since it began the current tightening cycle in December 2015, and indicated that more rate increases are likely this year.

While the U.S. economy has been fairly strong, this can lead to higher inflation, a stronger dollar, and tighter monetary policy, which isn't a favorable environment for many interest-rate-sensitive bonds. Those concerns have been reflected in recent market volatility, which is likely representative of the kinds of challenges income investors will continue to face in the back half of the year.

Your best resource in unpredictable markets is your financial advisor, who can help position your portfolio so that it's sufficiently diversified to meet your long-term objectives and to withstand the inevitable turbulence along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investments
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. It is not possible to invest directly into an index. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
High Yield Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
26	Financial statements
30	Financial highlights
36	Notes to financial statements
48	Report of independent registered public accounting firm
49	Tax information
50	Trustees and Officers
54	More information

ANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks high current income. Capital appreciation is a secondary goal.

AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/18 (%)

Class A shares (without sales charge)
ICE Bank of America Merrill Lynch U.S. High Yield Master II Index
Morningstar high yield bond fund category average
1.60
2.29
1.80
4.03
4.89
3.46
3.61
4.87
3.61
5.24
7.70
6.25
1 year
3 year
5 year
10 year

The ICE Bank of America Merrill Lynch U.S. High Yield Master II Index is an unmanaged index consisting of U.S. dollar-denominated public corporate issues with par amounts greater than $100 million that are rated below investment grade.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

High-yield bonds posted a positive return

Despite increased volatility and weaker returns from November 2017 onward, the fund's benchmark, the ICE BofA ML U.S. High Yield Master II Index, registered a gain of 2.29%.

The fund underperformed the benchmark

Although the fund finished in positive territory, it trailed the index due largely to individual security selection.

Duration positioning contributed

The fund was aided by having a duration (interest-rate sensitivity) below that of the benchmark at a time of rising rates.

PORTFOLIO COMPOSITION AS OF 5/31/18 (%)

A note about risks

Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Investments in higher-yielding, lower-rated securities are subject to a higher risk of default. Foreign investing has additional risks, such as currency and market volatility and political and social instability. Mortgage- and asset-backed securities may be sensitive to changes in interest rates, and may be subject to early repayment and the market's perception of issuer creditworthiness. A fund concentrated in one sector or that holds a limited number of securities may fluctuate more than a fund that invests in a wider variety of sectors. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Loan participations and assignments involve special types of risks, including credit risk, interest-rate risk, counterparty risk, liquidity risk, and extended settlement risk. Derivatives transactions, such as hedging and other strategic transactions, may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Fund distributions generally depend on income from underlying investments and may vary or cease altogether in the future. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       3

Discussion of fund performance

An interview with Portfolio Managers John F. Addeo, CFA, Dennis F. McCafferty, CFA, and Caryn E. Rothman, CFA, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Dennis F. McCafferty, CFA
Portfolio Manager
John Hancock Asset Management

John F. Addeo, CFA
Portfolio Manager
John Hancock Asset Management

Caryn E. Rothman, CFA
Portfolio Manager
John Hancock Asset Management

Can you describe the investment environment during the 12 months ended May 31, 2018?

High-yield bonds (typically those rated BB and below) produced a gain of 2.29%, as gauged by the fund's benchmark, the ICE BofA ML U.S. High Yield Master II Index. Income accounted for all of the positive performance, as prices generally fell during the course of the year.

Market performance was fairly strong in the initial months of the period, as the backdrop of improving economic growth, rising corporate earnings, and favorable credit conditions fueled robust investor sentiment and led to strength in higher-risk assets through the end of October. High yield weakened briefly in November due in part to an unfavorable balance of supply and demand in the market, together with poor performance for a number of communications-related issues.

After stabilizing at a lower level in late 2017 and early 2018, high-yield bonds experienced another downturn in February. In this case, a spike in U.S. Treasury yields was the primary cause of the weakness. An employment report released early in the month showed a larger-than-expected increase in wages, which sparked concerns that emerging inflation pressures could prompt the U.S. Federal Reserve (Fed) to raise rates more aggressively than investors had been expecting. The resulting sell-off in Treasuries fed through to the rest of the bond market and weighed heavily on high-yield issues. Although high yield soon regained its footing—and subsequently traded sideways through a range over the remainder of the reporting period—the earlier weakness was enough to pressure results for the full 12 months.

Despite their shaky returns from November onward, high-yield bonds outpaced both U.S. Treasuries and investment-grade corporate bonds. In addition, yield spreads proved resilient even with the two intervals of volatility. After beginning the period at 3.74 percentage points, the yield spread of the

ANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       4

benchmark (relative to U.S. Treasuries) moved in a range from 3.23 to 4.00 before ultimately closing at 3.63. (Yield spreads indicate the extent to which investors wish to be compensated for the added risk of owning high-yield corporate debt instead of U.S. Treasuries.)

What aspects of the fund's positioning hurt and helped performance?

Security selection was the primary reason for the fund's shortfall relative to its benchmark. The fund's holdings trailed the corresponding index components in the independent energy, metals and mining, and electric utilities sectors, outweighing its stronger showing in technology and diversified manufacturing.

Among individual securities, hospital operator Community Health Systems, Inc., which lagged due to unfavorable earnings trends, was a leading detractor. Energy company Ultra Resources, Inc. also detracted, as increased transportation charges for its natural gas production negatively affected its cash generation. The fund gave some additional ground from a position in the cosmetics producer Revlon Consumer Products Corp., which continued to face pressure from an elevated debt burden. On the plus side, key contributors included holdings in communications technology provider Avaya, Inc. and equipment rental company Ahern Rentals, Inc. Duration positioning was a modest contributor to performance. We maintained a slightly short duration (i.e., an interest-rate sensitivity below that of the benchmark), which was a positive given the backdrop of rising rates. At the close of the period, the fund's duration stood at 3.82 years, compared with 4.14 for the index.

We continued to hedge a portion of the fund's market exposure using swaps and other derivatives.

QUALITY COMPOSITION AS OF 5/31/18 (%)

ANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       5

The goal of this strategy was to provide an element of protection against tail risk or, in other words, the chance that an unexpected event could lead to a sizable downturn in credit markets. This aspect of our approach detracted overall, but it helped dampen the volatility that occurred in the second half of the period.

We retained an allocation of 11.1% outside of high yield that included, but was not limited to, term loans, preferred stocks, and convertible bonds. These holdings reflected our effort to take advantage of what we see as the most compelling value opportunities along the capital structures of high-yield issuers. This aspect of our strategy had a small, positive effect on results. We reduced the fund's weighting in term loans from 5.3% of assets to 4.1% during the year, reflecting the richer valuations in this market segment.

How was the fund positioned at the end of the period, and how did positioning change over the course of the year?

Investment conditions became more unstable as the period progressed due to interest-rate concerns. Nonetheless, the fundamental underpinnings of the credit sectors—a strong U.S. economy, moderate global growth, rising corporate profits, and improving company balance sheets—remained in place. We continued to believe it's essential to be alert for potential risks given the combination of an aging economic expansion and the Fed's ongoing monetary tightening. We don't see a specific catalyst for a major market disruption on the immediate horizon, but we think the time to reduce risk is before challenges arise rather than taking a reactive approach.

This thinking prompted us to position the portfolio in a more defensive fashion as the year progressed. In addition to maintaining the hedges against tail risk, we reduced the fund's allocation to lower-rated bonds (those rated B and CCC). At the same time, we increased its weighting in those rated BB. In addition to raising the overall quality of the portfolio, this shift lowered the fund's

TOP 10 ISSUERS AS OF 5/31/18 (%)

CCO Holdings LLC	2.1
Sprint Corp.	1.9
Valeant Pharmaceuticals International, Inc.	1.6
HCA, Inc.	1.6
Altice	1.4
Cheniere Corpus Christi Holdings LLC	1.3
Teck Resources, Ltd.	1.2
First Quantum Minerals, Ltd.	1.1
AmeriGas Partners LP	1.1
Wells Fargo & Company	1.0
TOTAL	14.3
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       6

exposure to companies that are dependent on the high-yield market for financing, a potential risk factor if the economic cycle begins to turn and defaults start to rise.

Similarly, we reduced the fund's allocations to sectors whose higher degree of economic sensitivity may make them vulnerable to slowing growth, such as transportation, capital goods, and basic industries. We rotated the proceeds of these sales into areas where we saw sustainable organic growth trends.

More broadly speaking, our response to the evolving environment was to maintain a conservative, risk-conscious approach with a continued eye toward individual securities with attractive risk/return profiles.

MANAGED BY

Dennis F. McCafferty, CFA On the fund since 2009 Investing since 1995
John F. Addeo, CFA On the fund since 2012 Investing since 1984
Caryn E. Rothman, CFA On the fund since 2017 Investing since 1996

COUNTRY COMPOSITION AS OF 5/31/18 (%)

United States	83.1
Canada	5.9
United Kingdom	3.2
Netherlands	2.4
Luxembourg	2.3
France	1.8
Other countries	1.3
TOTAL	100.0
As a percentage of net assets.

The views expressed in this report are exclusively those of John F. Addeo, CFA, Dennis F. McCafferty, CFA, and Caryn E. Rothman, CFA, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  MAY 31, 2018

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge		SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized[1]
	1-year	5-year	10-year	5-year	10-year	as of 5-31-18	as of 5-31-18
Class A	-2.53	2.78	4.81	14.72	59.92	5.21	5.20
Class B	-3.69	2.57	4.60	13.51	56.86	4.65	4.65
Class C	-0.12	2.84	4.46	15.04	54.70	4.65	4.64
Class I3	2.14	3.89	5.56	21.01	71.78	5.66	5.65
Class R6[2,3]	1.95	3.68	5.27	19.81	67.14	5.76	5.76
Class NAV[2,3]	2.25	4.05	5.46	21.94	70.12	5.76	5.75
Index†	2.29	4.87	7.70	26.84	110.06	—	—

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 4.0% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 4.5% to 4.0%, effective 2-3-14. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charge will be assessed after the sixth year. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class R6	Class NAV
Gross / Net (%)	0.96	1.71	1.71	0.70	0.61	0.59

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the ICE Bank of America Merrill Lynch U.S. High Yield Master II Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock High Yield Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the ICE Bank of America Merrill Lynch U.S. High Yield Master II Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class B4	5-31-08	15,686	15,686	21,006
Class C4	5-31-08	15,470	15,470	21,006
Class I3	5-31-08	17,178	17,178	21,006
Class R6[2,3]	5-31-08	16,714	16,714	21,006
Class NAV[2,3]	5-31-08	17,012	17,012	21,006

The values shown in the chart for Class A shares with maximum sales charge have been adjusted to reflect the reduction in the Class A shares' maximum sales charge from 4.5% to 4.0%, which became effective on 2-3-14.

The ICE Bank of America Merrill Lynch U.S. High Yield Master II Index is an unmanaged index consisting of U.S. dollar-denominated public corporate issues with par amounts greater than $100 million that are rated below investment grade.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	Unsubsidized yield reflects what the yield would have been without the effects of reimbursements and waivers.
2	Class R6 shares were first offered on 10-31-16; Class NAV shares were first offered on 10-21-13. Returns prior to these dates are those of Class A shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
3	For certain types of investors, as described in the fund's prospectuses.
4	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line of each share class in the table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on December 1, 2017, with the same investment held until May 31, 2018.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at May 31, 2018, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line of each share class in the table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on December 1, 2017, with the same investment held until May 31, 2018. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

ANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       10

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 12-1-2017	Ending value on 5-31-2018	Expenses paid during period ended 5-31-2018[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$ 997.70	$4.63	0.93%
	Hypothetical example	1,000.00	1,020.30	4.68	0.93%
Class B	Actual expenses/actual returns	1,000.00	996.90	8.36	1.68%
	Hypothetical example	1,000.00	1,016.60	8.45	1.68%
Class C	Actual expenses/actual returns	1,000.00	994.00	8.35	1.68%
	Hypothetical example	1,000.00	1,016.60	8.45	1.68%
Class I	Actual expenses/actual returns	1,000.00	1,001.80	3.39	0.68%
	Hypothetical example	1,000.00	1,021.50	3.43	0.68%
Class R6	Actual expenses/actual returns	1,000.00	999.30	2.94	0.59%
	Hypothetical example	1,000.00	1,022.00	2.97	0.59%
Class NAV	Actual expenses/actual returns	1,000.00	1,002.30	2.85	0.57%
	Hypothetical example	1,000.00	1,022.10	2.87	0.57%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
ANNUAL REPORT | JOHN HANCOCK HIGH YIELD FUND	11

Fund’s investments
AS OF 5-31-18
	Rate (%)	Maturity date	Par value^	Value
Corporate bonds 87.7%				$755,219,715
(Cost $760,865,920)
Consumer discretionary 16.8%				144,998,660
Auto components 0.4%
Adient Global Holdings, Ltd. (A)	4.875	08-15-26	3,710,000	3,385,375
Automobiles 0.3%
Mclaren Finance PLC (A)	5.750	08-01-22	2,960,000	2,950,297
Diversified consumer services 0.4%
Graham Holdings Company (A)	5.750	06-01-26	3,610,000	3,628,050
Hotels, restaurants and leisure 2.4%
Eldorado Resorts, Inc.	7.000	08-01-23	6,330,000	6,693,975
Hilton Domestic Operating Company, Inc. (A)	5.125	05-01-26	3,070,000	2,997,088
Hilton Grand Vacations Borrower LLC	6.125	12-01-24	1,659,000	1,717,065
International Game Technology PLC (A)	6.500	02-15-25	6,660,000	6,826,500
MGM Resorts International	6.000	03-15-23	2,610,000	2,694,825
Waterford Gaming LLC (A)(B)(C)	8.625	09-15-14	1,649,061	0
Household durables 0.8%
Beazer Homes USA, Inc.	5.875	10-15-27	1,925,000	1,703,818
Tempur Sealy International, Inc.	5.500	06-15-26	2,815,000	2,716,475
William Lyon Homes, Inc. (A)	6.000	09-01-23	2,600,000	2,596,750
Internet and direct marketing retail 0.6%
Netflix, Inc. (A)	5.875	11-15-28	4,710,000	4,751,966
Media 11.0%
Altice Financing SA (A)	7.500	05-15-26	4,375,000	4,183,594
Altice France SA (A)	6.250	05-15-24	3,625,000	3,516,250
Altice France SA (A)	7.375	05-01-26	4,600,000	4,485,000
AMC Entertainment Holdings, Inc.	5.875	11-15-26	5,460,000	5,316,675
Cablevision Systems Corp.	5.875	09-15-22	1,090,000	1,087,275
Cablevision Systems Corp.	8.000	04-15-20	4,500,000	4,747,500
CCO Holdings LLC (A)	5.000	02-01-28	6,705,000	6,202,125
CCO Holdings LLC	5.125	02-15-23	7,100,000	7,082,250
CCO Holdings LLC (A)	5.125	05-01-27	5,215,000	4,882,544
Cengage Learning, Inc. (A)	9.500	06-15-24	4,530,000	3,737,250
Cequel Communications Holdings I LLC (A)	7.500	04-01-28	3,000,000	3,003,750
Clear Channel Worldwide Holdings, Inc.	6.500	11-15-22	4,980,000	5,085,825
EMI Music Publishing Group North America Holdings, Inc. (A)	7.625	06-15-24	2,050,000	2,219,125
Lions Gate Capital Holdings LLC (A)	5.875	11-01-24	3,775,000	3,775,000
MDC Partners, Inc. (A)	6.500	05-01-24	6,555,000	5,801,175
Meredith Corp. (A)	6.875	02-01-26	4,830,000	4,878,300
National CineMedia LLC	6.000	04-15-22	4,420,000	4,486,300
Sirius XM Radio, Inc. (A)	5.375	04-15-25	5,250,000	5,190,938
Sirius XM Radio, Inc. (A)	6.000	07-15-24	1,790,000	1,834,750
12	JOHN HANCOCK HIGH YIELD FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Media (continued)
Viacom, Inc. (6.250% to 2-28-27, then 3 month LIBOR + 3.899%)	6.250	02-28-57	4,750,000	$4,655,475
Virgin Media Finance PLC (A)	6.375	04-15-23	4,500,000	4,556,250
WMG Acquisition Corp. (A)	5.000	08-01-23	1,550,000	1,530,625
WMG Acquisition Corp. (A)	5.500	04-15-26	2,735,000	2,707,650
Specialty retail 0.9%
goeasy, Ltd. (A)	7.875	11-01-22	2,815,000	2,997,975
Group 1 Automotive, Inc. (A)	5.250	12-15-23	4,485,000	4,372,875
Consumer staples 3.0%				25,402,173
Food and staples retailing 0.8%
Rite Aid Corp. (A)	6.125	04-01-23	4,500,000	4,612,500
Simmons Foods, Inc. (A)	5.750	11-01-24	2,850,000	2,422,500
Food products 0.8%
Post Holdings, Inc. (A)	5.500	03-01-25	2,655,000	2,615,175
Post Holdings, Inc. (A)	5.625	01-15-28	1,900,000	1,790,750
TreeHouse Foods, Inc. (A)	6.000	02-15-24	1,920,000	1,966,848
Household products 0.6%
Central Garden & Pet Company	5.125	02-01-28	1,730,000	1,617,550
Spectrum Brands, Inc.	6.625	11-15-22	3,500,000	3,617,250
Personal products 0.4%
Revlon Consumer Products Corp.	6.250	08-01-24	6,425,000	3,726,500
Tobacco 0.4%
Vector Group, Ltd. (A)	6.125	02-01-25	3,095,000	3,033,100
Energy 14.4%				124,404,379
Energy equipment and services 1.3%
CSI Compressco LP	7.250	08-15-22	6,005,000	5,629,688
Diamond Offshore Drilling, Inc.	7.875	08-15-25	1,560,000	1,610,700
Nabors Industries, Inc. (A)	5.750	02-01-25	4,590,000	4,349,025
Oil, gas and consumable fuels 13.1%
Andeavor Logistics LP	5.250	01-15-25	3,885,000	3,991,838
Antero Resources Corp.	5.125	12-01-22	3,565,000	3,582,825
Blue Racer Midstream LLC (A)	6.125	11-15-22	4,430,000	4,508,500
Cheniere Corpus Christi Holdings LLC	5.125	06-30-27	2,095,000	2,081,906
Cheniere Corpus Christi Holdings LLC	5.875	03-31-25	4,460,000	4,655,125
Cheniere Corpus Christi Holdings LLC	7.000	06-30-24	3,745,000	4,133,544
Chesapeake Energy Corp.	8.000	06-15-27	3,665,000	3,637,513
DCP Midstream Operating LP (5.850% to 5-21-23, then 3 month LIBOR + 3.850%) (A)	5.850	05-21-43	3,875,000	3,583,213
Enbridge, Inc. (6.250% to 3-1-28, then 3 month LIBOR + 3.641%)	6.250	03-01-78	2,635,000	2,527,862
Energy Transfer Equity LP	5.500	06-01-27	6,240,000	6,325,800
Gulfport Energy Corp.	6.375	05-15-25	3,255,000	3,124,767
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HIGH YIELD FUND	13

	Rate (%)	Maturity date	Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Gulfport Energy Corp.	6.375	01-15-26	2,810,000	$2,683,550
Laredo Petroleum, Inc.	6.250	03-15-23	4,600,000	4,577,000
Murphy Oil Corp.	6.875	08-15-24	3,330,000	3,529,800
Newfield Exploration Company	5.375	01-01-26	3,050,000	3,137,688
Newfield Exploration Company	5.750	01-30-22	4,660,000	4,881,350
Oasis Petroleum, Inc. (A)	6.250	05-01-26	3,525,000	3,516,188
Oasis Petroleum, Inc.	6.875	03-15-22	3,146,000	3,193,190
Parsley Energy LLC (A)	5.375	01-15-25	1,690,000	1,668,875
Parsley Energy LLC (A)	5.625	10-15-27	3,795,000	3,747,563
PBF Holding Company LLC	7.250	06-15-25	3,605,000	3,739,106
Plains All American Pipeline LP (6.125% to 11-15-22, then 3 month LIBOR + 4.110%) (D)	6.125	11-15-22	5,275,000	5,050,813
Sabine Pass Liquefaction LLC	5.875	06-30-26	2,880,000	3,117,985
Sable Permian Resources Land LLC (A)	7.125	11-01-20	2,240,000	1,523,200
Sanchez Energy Corp.	6.125	01-15-23	3,270,000	2,150,025
SM Energy Company	5.625	06-01-25	4,195,000	4,016,713
SM Energy Company	6.750	09-15-26	2,555,000	2,586,938
Tallgrass Energy Partners LP (A)	5.500	09-15-24	3,415,000	3,432,075
Tapstone Energy LLC (A)	9.750	06-01-22	2,740,000	2,325,575
Targa Resources Partners LP (A)	5.875	04-15-26	3,180,000	3,194,914
Ultra Resources, Inc. (A)	7.125	04-15-25	3,225,000	1,999,500
Weatherford International LLC (A)	9.875	03-01-25	2,010,000	1,964,775
WPX Energy, Inc.	5.250	09-15-24	4,165,000	4,123,350
WPX Energy, Inc.	6.000	01-15-22	478,000	501,900
Financials 13.0%				111,605,779
Banks 5.5%
Bank of America Corp. (6.100% to 3-17-25, then 3 month LIBOR + 3.898%) (D)	6.100	03-17-25	4,875,000	5,027,344
Citigroup, Inc. (5.800% to 11-15-19, then 3 month LIBOR + 4.093%) (D)	5.800	11-15-19	5,000,000	5,139,350
Credit Agricole SA (8.125% to 12-23-25, then 5 Year U.S. Swap Rate + 6.185%) (A)(D)	8.125	12-23-25	3,225,000	3,500,844
Freedom Mortgage Corp. (A)	8.125	11-15-24	4,600,000	4,575,620
Freedom Mortgage Corp. (A)	8.250	04-15-25	2,940,000	2,917,950
HSBC Holdings PLC (6.500% to 3-23-28, then 5 Year U.S. ISDAFIX + 3.606%) (D)	6.500	03-23-28	4,375,000	4,336,719
ING Groep NV (6.500% to 4-16-25, then 5 Year U.S. Swap Rate + 4.446%) (D)	6.500	04-16-25	4,455,000	4,440,299
JPMorgan Chase & Co. (5.300% to 5-1-20, then 3 month LIBOR + 3.800%) (D)	5.300	05-01-20	3,000,000	3,066,000
Lloyds Banking Group PLC (7.500% to 6-27-24, then 5 Year U.S. Swap Rate + 4.760%) (D)	7.500	06-27-24	4,295,000	4,493,644
14	JOHN HANCOCK HIGH YIELD FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
Societe Generale SA (7.375% to 9-13-21, then 5 Year U.S. Swap Rate + 6.238%) (A)(D)	7.375	09-13-21	3,715,000	$3,835,738
Wells Fargo & Company, Series U (5.875% to 6-15-25, then 3 month LIBOR + 3.990%) (D)	5.875	06-15-25	5,805,000	5,960,400
Capital markets 1.4%
Morgan Stanley (5.550% to 7-15-20, then 3 month LIBOR + 3.810%) (D)	5.550	07-15-20	5,990,000	6,147,238
The Goldman Sachs Group, Inc. (5.375% to 5-10-20, then 3 month LIBOR + 3.922%) (D)	5.375	05-10-20	5,650,000	5,764,243
Consumer finance 0.9%
Enova International, Inc. (A)	8.500	09-01-24	1,635,000	1,708,575
Enova International, Inc.	9.750	06-01-21	2,021,000	2,111,945
Springleaf Finance Corp.	6.125	05-15-22	1,660,000	1,693,200
Springleaf Finance Corp.	7.125	03-15-26	2,400,000	2,399,280
Diversified financial services 1.6%
ASP AMC Merger Sub, Inc. (A)	8.000	05-15-25	3,355,000	2,880,066
Exela Intermediate LLC (A)	10.000	07-15-23	4,365,000	4,468,669
Intelsat Connect Finance SA (A)	12.500	04-01-22	2,155,000	2,079,575
Lincoln Finance, Ltd. (A)	7.375	04-15-21	1,955,000	2,008,763
Trident Merger Sub, Inc. (A)	6.625	11-01-25	1,980,000	1,950,300
Insurance 0.3%
Ardonagh Midco 3 PLC (A)	8.625	07-15-23	2,190,000	2,261,175
Mortgage real estate investment trusts 0.5%
Starwood Property Trust, Inc.	5.000	12-15-21	4,315,000	4,379,725
Thrifts and mortgage finance 2.8%
Ladder Capital Finance Holdings LLLP (A)	5.875	08-01-21	5,860,000	5,969,875
MGIC Investment Corp.	5.750	08-15-23	4,940,000	5,038,800
Nationstar Mortgage LLC	6.500	08-01-18	1,385,000	1,385,263
Nationstar Mortgage LLC	6.500	06-01-22	5,100,000	5,214,750
Quicken Loans, Inc. (A)	5.250	01-15-28	2,300,000	2,104,500
Radian Group, Inc.	4.500	10-01-24	1,655,000	1,574,319
Radian Group, Inc.	7.000	03-15-21	806,000	864,435
Stearns Holdings LLC (A)	9.375	08-15-20	2,290,000	2,307,175
Health care 9.2%				79,076,476
Health care providers and services 7.0%
Centene Corp.	6.125	02-15-24	3,190,000	3,353,488
Centene Escrow I Corp. (A)	5.375	06-01-26	3,350,000	3,383,500
Community Health Systems, Inc.	5.125	08-01-21	3,575,000	3,359,392
Community Health Systems, Inc.	6.875	02-01-22	1,515,000	795,375
Community Health Systems, Inc.	8.000	11-15-19	3,745,000	3,632,650
DaVita, Inc.	5.125	07-15-24	4,575,000	4,460,625
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HIGH YIELD FUND	15

	Rate (%)	Maturity date	Par value^	Value
Health care (continued)
Health care providers and services (continued)
Encompass Health Corp.	5.750	11-01-24	4,035,000	$4,095,525
HCA, Inc.	5.250	06-15-26	2,735,000	2,721,325
HCA, Inc.	5.375	02-01-25	9,640,000	9,471,274
HCA, Inc.	7.500	02-15-22	1,100,000	1,199,000
LifePoint Health, Inc.	5.875	12-01-23	5,170,000	5,170,000
MEDNAX, Inc. (A)	5.250	12-01-23	4,580,000	4,511,300
Select Medical Corp.	6.375	06-01-21	5,365,000	5,438,769
Team Health Holdings, Inc. (A)	6.375	02-01-25	4,985,000	4,312,025
Tenet Healthcare Corp.	6.750	06-15-23	4,360,000	4,332,750
Pharmaceuticals 2.2%
Mallinckrodt International Finance SA (A)	5.500	04-15-25	3,295,000	2,628,092
Teva Pharmaceutical Finance Netherlands III BV	6.750	03-01-28	2,500,000	2,532,143
Valeant Pharmaceuticals International, Inc. (A)	5.500	11-01-25	3,790,000	3,718,938
Valeant Pharmaceuticals International, Inc. (A)	5.875	05-15-23	6,170,000	5,861,500
Valeant Pharmaceuticals International, Inc. (A)	9.250	04-01-26	3,905,000	4,098,805
Industrials 3.9%				33,480,639
Air freight and logistics 0.3%
Mexico City Airport Trust (A)	4.250	10-31-26	3,000,000	2,772,000
Building products 0.9%
Standard Industries, Inc. (A)	5.375	11-15-24	5,765,000	5,664,113
Standard Industries, Inc. (A)	6.000	10-15-25	1,960,000	1,979,600
Commercial services and supplies 1.1%
LSC Communications, Inc. (A)	8.750	10-15-23	4,515,000	4,503,713
Tervita Escrow Corp. (A)	7.625	12-01-21	5,365,000	5,418,650
Construction and engineering 0.4%
AECOM	5.125	03-15-27	3,275,000	3,037,563
Trading companies and distributors 1.2%
AerCap Global Aviation Trust (6.500% to 6-15-25, then 3 month LIBOR + 4.300%) (A)	6.500	06-15-45	3,175,000	3,317,875
Ahern Rentals, Inc. (A)	7.375	05-15-23	2,340,000	2,281,500
United Rentals North America, Inc.	5.500	07-15-25	4,450,000	4,505,625
Information technology 4.6%				39,744,786
Electronic equipment, instruments and components 0.5%
TTM Technologies, Inc. (A)	5.625	10-01-25	4,300,000	4,235,500
Internet software and services 1.0%
Match Group, Inc.	6.375	06-01-24	3,877,000	4,041,773
Travelport Corporate Finance PLC (A)	6.000	03-15-26	4,450,000	4,472,250
16	JOHN HANCOCK HIGH YIELD FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Information technology (continued)
IT services 0.3%
First Data Corp. (A)	5.750	01-15-24	2,725,000	$2,735,219
Semiconductors and semiconductor equipment 1.2%
Advanced Micro Devices, Inc.	7.000	07-01-24	4,265,000	4,488,913
NXP BV (A)	4.625	06-01-23	5,455,000	5,563,009
Qorvo, Inc.	7.000	12-01-25	523,000	562,879
Software 1.3%
Ascend Learning LLC (A)	6.875	08-01-25	2,500,000	2,500,000
j2 Cloud Services LLC (A)	6.000	07-15-25	3,351,000	3,359,378
RP Crown Parent LLC (A)	7.375	10-15-24	3,394,000	3,495,820
Symantec Corp. (A)	5.000	04-15-25	2,250,000	2,174,982
Technology hardware, storage and peripherals 0.3%
Western Digital Corp.	4.750	02-15-26	2,150,000	2,115,063
Materials 8.9%				76,439,324
Chemicals 2.1%
Ashland LLC	6.875	05-15-43	2,710,000	2,791,300
GCP Applied Technologies, Inc. (A)	5.500	04-15-26	1,500,000	1,462,500
NOVA Chemicals Corp. (A)	5.250	08-01-23	7,000,000	6,965,000
The Chemours Company	6.625	05-15-23	4,427,000	4,649,590
Tronox Finance PLC (A)	5.750	10-01-25	2,200,000	2,134,000
Containers and packaging 2.1%
ARD Finance SA (7.125% Cash or 7.875% PIK)	7.125	09-15-23	3,725,000	3,725,000
Ball Corp.	4.875	03-15-26	3,965,000	3,925,350
Cascades, Inc. (A)	5.500	07-15-22	3,751,000	3,741,623
Reynolds Group Issuer, Inc.	5.750	10-15-20	2,926,705	2,941,339
Reynolds Group Issuer, Inc. (A)	7.000	07-15-24	3,200,000	3,283,840
Metals and mining 4.0%
Alcoa Nederland Holding BV (A)	6.125	05-15-28	1,640,000	1,689,200
ArcelorMittal	6.500	02-25-22	2,170,000	2,321,900
Coeur Mining, Inc.	5.875	06-01-24	3,470,000	3,400,600
First Quantum Minerals, Ltd. (A)	6.500	03-01-24	2,395,000	2,275,250
First Quantum Minerals, Ltd. (A)	7.250	05-15-22	5,075,000	5,113,063
First Quantum Minerals, Ltd. (A)	7.500	04-01-25	2,450,000	2,401,000
FMG Resources August 2006 Pty, Ltd. (A)	4.750	05-15-22	1,515,000	1,486,594
FMG Resources August 2006 Pty, Ltd. (A)	5.125	05-15-24	1,800,000	1,766,250
Freeport-McMoRan, Inc.	6.875	02-15-23	3,220,000	3,453,450
Teck Resources, Ltd.	6.250	07-15-41	6,675,000	6,875,250
Teck Resources, Ltd. (A)	8.500	06-01-24	3,300,000	3,650,625
Paper and forest products 0.7%
Norbord, Inc. (A)	6.250	04-15-23	6,110,000	6,386,600
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HIGH YIELD FUND	17

	Rate (%)	Maturity date	Par value^	Value
Real estate 2.7%				$23,488,226
Equity real estate investment trusts 2.1%
Equinix, Inc.	5.875	01-15-26	4,730,000	4,818,688
Iron Mountain, Inc. (A)	5.250	03-15-28	2,875,000	2,706,094
Iron Mountain, Inc.	6.000	08-15-23	1,285,000	1,328,369
SBA Communications Corp.	4.875	07-15-22	4,785,000	4,725,188
Uniti Group LP	8.250	10-15-23	4,710,000	4,590,837
Real estate management and development 0.6%
Williams Scotsman International, Inc. (A)	7.875	12-15-22	5,090,000	5,319,050
Telecommunication services 8.7%				74,630,675
Diversified telecommunication services 6.4%
CB Escrow Corp. (A)	8.000	10-15-25	5,560,000	5,198,600
Consolidated Communications, Inc.	6.500	10-01-22	4,750,000	4,417,500
CSC Holdings LLC (A)	5.375	02-01-28	3,925,000	3,669,875
CSC Holdings LLC (A)	5.500	04-15-27	4,430,000	4,241,725
Frontier Communications Corp.	6.250	09-15-21	4,150,000	3,556,031
Frontier Communications Corp.	7.125	01-15-23	2,855,000	2,087,719
GCI, Inc.	6.875	04-15-25	4,130,000	4,300,363
Intelsat Jackson Holdings SA	7.500	04-01-21	2,000,000	1,955,000
Intelsat Jackson Holdings SA (A)	8.000	02-15-24	2,361,000	2,496,758
Level 3 Financing, Inc.	5.250	03-15-26	3,650,000	3,469,325
Radiate Holdco LLC (A)	6.625	02-15-25	3,885,000	3,564,488
UPC Holding BV (A)	5.500	01-15-28	6,635,000	6,071,025
West Corp. (A)	8.500	10-15-25	4,440,000	4,118,100
Windstream Services LLC (A)	6.375	08-01-23	2,700,000	1,525,500
Windstream Services LLC (A)	8.625	10-31-25	4,395,000	4,142,288
Wireless telecommunication services 2.3%
Sprint Capital Corp.	6.875	11-15-28	2,370,000	2,269,275
Sprint Communications, Inc.	6.000	11-15-22	4,980,000	4,942,650
Sprint Communications, Inc.	7.000	08-15-20	765,000	791,890
Sprint Communications, Inc.	11.500	11-15-21	1,600,000	1,884,000
Sprint Corp.	7.125	06-15-24	4,175,000	4,206,313
Sprint Corp.	7.875	09-15-23	2,250,000	2,361,375
T-Mobile USA, Inc.	6.500	01-15-26	3,220,000	3,360,875
Utilities 2.5%				21,948,598
Gas utilities 1.1%
AmeriGas Partners LP	5.500	05-20-25	2,900,000	2,814,885
AmeriGas Partners LP	5.625	05-20-24	4,150,000	4,108,500
AmeriGas Partners LP	5.750	05-20-27	2,650,000	2,497,625
Independent power and renewable electricity producers 1.4%
NRG Energy, Inc.	6.250	07-15-22	3,020,000	3,110,600
NRG Energy, Inc.	6.625	01-15-27	3,100,000	3,200,750
NRG Energy, Inc.	7.250	05-15-26	2,155,000	2,311,238

NRG Yield Operating LLC	5.375	08-15-24	3,905,000	3,905,000
18	JOHN HANCOCK HIGH YIELD FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value

Convertible bonds 1.1%					$10,038,737
(Cost $9,962,619)
Consumer discretionary 0.8%					6,888,362
Internet and direct marketing retail 0.2%
Liberty Expedia Holdings, Inc. (A)	1.000	06-30-47		1,875,000	1,835,942
Media 0.6%
DHX Media, Ltd. (A)	5.875	09-30-24	CAD	3,655,000	2,480,642
DISH Network Corp.	3.375	08-15-26		2,900,000	2,571,778
Information technology 0.3%					3,150,375
Semiconductors and semiconductor equipment 0.3%

Advanced Micro Devices, Inc.	2.125	09-01-26		1,700,000	3,150,375
Capital preferred securities 0.6%					$4,851,443
(Cost $4,917,010)
Financials 0.6%					4,851,443
Banks 0.4%
Wachovia Capital Trust III (Greater of 3 month LIBOR + 0.930% or 5.570%) (D)(E)	5.570	07-02-18		2,900,000	2,869,550
Diversified financial services 0.2%

ILFC E-Capital Trust II (Highest of 3 month LIBOR/10 Year CMT/30 Year CMT + 1.800%) (A)(E)	4.890	12-21-65		2,078,000	1,981,893
Term loans (F) 4.1%					$35,362,975
(Cost $36,111,912)
Consumer discretionary 0.6%					4,835,828
Hotels, restaurants and leisure 0.0%
Fontainebleau Las Vegas Holdings LLC (B)(C)	3.250	06-06-18		757,938	0
Fontainebleau Las Vegas Holdings LLC (B)(C)	4.316	06-06-18		1,618,638	0
Media 0.3%
McGraw-Hill Global Education Holdings LLC (1 month LIBOR + 4.000%)	5.980	05-04-22		2,265,000	2,202,713
Multiline retail 0.3%
Neiman Marcus Group, Ltd. LLC (1 month LIBOR + 3.250%)	5.173	10-25-20		2,976,684	2,633,115
Energy 0.2%					1,695,310
Oil, gas and consumable fuels 0.2%
FTS International, Inc. (1 month LIBOR + 4.750%)	6.730	04-16-21		1,688,976	1,695,310
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HIGH YIELD FUND	19

	Rate (%)	Maturity date	Par value^	Value
Industrials 1.4%				$12,575,887
Aerospace and defense 1.1%
Jazz Acquisition, Inc. (3 month LIBOR + 3.500%)	5.802	06-19-21	1,556,916	1,517,993
WP CPP Holdings LLC (3 month LIBOR + 7.750%)	10.280	04-24-26	1,400,000	1,396,500
WP CPP Holdings LLC (6 month LIBOR + 3.750%)	6.280	04-24-25	7,000,000	7,028,420
Building products 0.3%
Builders FirstSource, Inc. (3 month LIBOR + 3.000%)	5.302	02-29-24	2,628,269	2,632,974
Information technology 1.4%				12,315,344
Communications equipment 0.2%
Avaya, Inc. (1 month LIBOR + 4.750%)	6.684	12-15-24	1,845,375	1,855,119
Internet software and services 0.6%
Ancestry.com Operations, Inc. (1 month LIBOR + 3.250%)	5.230	10-19-23	3,348,360	3,348,360
Rackspace Hosting, Inc. (3 month LIBOR + 3.000%)	5.362	11-03-23	2,300,000	2,282,037
IT services 0.3%
NeuStar, Inc. (3 month LIBOR + 8.000%)	10.302	08-08-25	2,674,258	2,640,829
Software 0.3%
SS&C European Holdings Sarl (1 month LIBOR + 2.500%)	4.480	04-16-25	593,338	596,305
SS&C Technologies, Inc. (1 month LIBOR + 2.500%)	4.480	04-16-25	1,584,770	1,592,694
Materials 0.3%				2,244,409
Construction materials 0.3%
Doncasters US Finance LLC (3 month LIBOR + 8.250%)	10.552	10-09-20	2,361,293	2,244,409
Telecommunication services 0.2%				1,696,197
Diversified telecommunication services 0.2%

Windstream Services LLC (1 month LIBOR + 4.000%)	5.940	03-29-21	1,769,176	1,696,197
Collateralized mortgage obligations 0.7%				$6,332,281
(Cost $2,469,891)
Commercial and residential 0.7%				6,332,281
BAMLL Commercial Mortgage Securities Trust Series 2013-DSNY, Class F (1 month LIBOR + 3.500%) (A)(E)	5.419	09-15-26	1,000,000	998,714
CGBAM Commercial Mortgage Trust Series 2015-SMRT, Class F (A)(G)	3.786	04-10-28	1,500,000	1,488,311
HarborView Mortgage Loan Trust
Series 2007-3, Class ES IO (A)	0.350	05-19-47	85,158,050	1,201,972
20	JOHN HANCOCK HIGH YIELD FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Series 2007-4, Class ES IO	0.350	07-19-47	88,739,443	$1,502,652

Series 2007-6, Class ES IO (A)	0.342	08-19-37	73,403,038	1,140,632
Asset backed securities 0.4%				$2,963,649
(Cost $2,870,625)
Asset backed securities 0.4%				2,963,649
Coinstar Funding LLC Series 2017-1A, Class A2 (A)	5.216	04-25-47	594,000	607,593
Driven Brands Funding LLC Series 2015-1A, Class A2 (A)	5.216	07-20-45	2,276,625	2,356,056

	Shares	Value
Common stocks 0.7%		$5,878,220
(Cost $13,393,742)
Consumer discretionary 0.0%		0
Media 0.0%
Vertis Holdings, Inc. (C)(H)	560,094	0
Energy 0.2%		1,545,191
Energy equipment and services 0.0%
TPT Acquisition, Inc. (C)(H)	2,560	0
Oil, gas and consumable fuels 0.2%
Halcon Resources Corp. (H)	173,731	840,859
SandRidge Energy, Inc. (H)	48,441	704,332
Health care 0.3%		2,794,927
Pharmaceuticals 0.3%
Allergan PLC	18,534	2,794,927
Information technology 0.2%		1,538,102
Software 0.2%

Avaya Holdings Corp. (H)	69,692	1,538,102
Preferred securities 2.1%		$18,250,095
(Cost $19,352,419)
Financials 0.5%		4,456,977
Banks 0.5%
GMAC Capital Trust I (3 month LIBOR + 5.785%), 8.128% (E)	170,700	4,456,977
Industrials 0.3%		2,956,585
Machinery 0.3%
Glasstech, Inc., Series A (C)(H)	144	107,710
Glasstech, Inc., Series B (C)(H)	4,475	2,848,875
Utilities 1.3%		10,836,533
Electric utilities 0.4%
NextEra Energy, Inc., 6.123%	57,700	3,265,820
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HIGH YIELD FUND	21

	Shares	Value
Utilities (continued)
Multi-utilities 0.9%

Dominion Energy, Inc., 6.750%	106,000	$4,669,300

DTE Energy Company, 6.500%	56,360	2,901,413
Warrants 0.1%		$314,188
(Cost $0)
Avaya Holdings Corp. (Expiration Date: 12-15-22; Strike Price: $25.55) (H)	64,618	302,929

Halcon Resources Corp. (Expiration Date: 9-9-20; Strike Price: $14.04) (H)	17,215	11,259

	Rate (%)	Maturity date	Par value^	Value
Escrow certificates 0.0%				$180
(Cost $290,749)
Seventy Seven Energy, Inc. (C)(H)	6.500	07-15-22	3,130,000	180

	Contracts/Notional amount	Value
Purchased options 0.0%		$9
(Cost $97,679)
Puts 0.0%		9
Over the Counter Option on the EUR vs. USD (Expiration Date: 6-19-18; Strike Price: EUR 0.95; Counterparty: RBC Dominion Securities, Inc.) (H)(I)	7,500,000	9

	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 1.0%				$8,767,000
(Cost $8,767,000)
U.S. Government Agency 0.6%				5,589,000
Federal Agricultural Mortgage Corp. Discount Note	1.550	06-01-18	713,000	713,000
Federal Home Loan Bank Discount Note	1.500	06-01-18	4,876,000	4,876,000

	Par value^	Value
Repurchase agreement 0.4%		3,178,000
Barclays Tri-Party Repurchase Agreement dated 5-31-18 at 1.750% to be repurchased at $3,067,149 on 6-1-18, collateralized by $1,316,600 U.S. Treasury Bonds, 3.000% due 2-15-47 (valued at $1,324,560, including interest), $491,100 U.S. Treasury Inflation Indexed Bonds, 1.375% due 2-15-44 (valued at $580,483, including interest) and $1,153,600 U.S. Treasury Inflation Indexed Notes, 0.125% due 4-15-19 (valued at $1,223,481, including interest)	3,067,000	3,067,000
22	JOHN HANCOCK HIGH YIELD FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Par value^	Value
Repurchase agreement (continued)
Repurchase Agreement with State Street Corp. dated 5-31-18 at 0.740% to be repurchased at $111,002 on 6-1-18, collateralized by $120,000 U.S. Treasury Notes, 2.125% due 2-29-24 (valued at $116,759, including interest)	111,000	111,000

Total investments (Cost $859,099,566) 98.5%	$847,978,492
Other assets and liabilities, net 1.5%	13,206,116
Total net assets 100.0%	$861,184,608

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Currency Abbreviations
CAD	Canadian Dollar
EUR	Euro

Security Abbreviations and Legend
CMT	Constant Maturity Treasury
IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
ISDAFIX	International Swaps and Derivatives Association Fixed Interest Rate Swap Rate
LIBOR	London Interbank Offered Rate
PIK	Pay-in-Kind Security - Represents a payment-in-kind which may pay interest in additional par and/or cash. Rates shown are the current rate and most recent payment rate.
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $374,322,875 or 43.5% of the fund's net assets as of 5-31-18.
(B)	Non-income producing - Issuer is in default.
(C)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(D)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(E)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(F)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(G)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(H)	Non-income producing security.
(I)	For this type of option, notional amounts are equivalent to number of contracts.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HIGH YIELD FUND	23

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis*	Notional value*	Unrealized appreciation (depreciation)
10-Year U.S. Treasury Note Futures	95	Short	Sep 2018	$(11,321,129)	$(11,441,562)	$(120,433)
						$(120,433)
* Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
CAD	3,257,396	USD	2,532,322	Canadian Imperial Bank of Commerce	6/20/2018	—	$(18,821)
CAD	150,000	USD	117,582	State Street Bank and Trust Company	6/20/2018	—	(1,837)
CAD	70,000	USD	54,440	Toronto Dominion Bank	6/20/2018	—	(426)
CAD	90,000	USD	70,307	JPMorgan Chase Bank N.A.	9/19/2018	—	(728)
USD	726,783	CAD	923,454	Goldman Sachs Bank USA	6/20/2018	$14,219	—
USD	603,728	CAD	769,545	Royal Bank of Canada	6/20/2018	9,925	—
USD	725,830	CAD	923,454	State Street Bank and Trust Company	6/20/2018	13,266	—
USD	674,291	CAD	860,945	Toronto Dominion Bank	6/20/2018	9,962	—
USD	2,537,308	CAD	3,257,396	Canadian Imperial Bank of Commerce	9/19/2018	19,027	—
						$66,399	$(21,812)
SWAPS
Credit default swaps - Buyer
Counterparty (OTC)/ Centrally cleared	Reference obligation	Notional amount	Currency	USD notional amount	Pay fixed rate	Fixed payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Morgan Stanley Capital Services	Best Buy Company, Inc.	5,000,000	USD	$ 5,000,000	5.000%	Quarterly	Jun 2023	$ (962,398)	$ (27,154)	$ (989,552)
Morgan Stanley Capital Services	D.R. Horton, Inc.	5,000,000	USD	5,000,000	1.000%	Quarterly	Jun 2023	(85,884)	40,956	(44,928)
Morgan Stanley Capital Services	The Walt Disney Company	5,000,000	USD	5,000,000	1.000%	Quarterly	Jun 2023	(159,959)	(5,669)	(165,628)
Morgan Stanley Capital Services	Ford Motor Company	5,000,000	USD	5,000,000	5.000%	Quarterly	Jun 2023	(806,058)	(111,868)	(917,926)
Morgan Stanley Capital Services	Southwest Airlines Company	5,000,000	USD	5,000,000	1.000%	Quarterly	Jun 2023	(114,326)	25,102	(89,224)
Morgan Stanley Capital Services	AT&T, Inc.	5,000,000	USD	5,000,000	1.000%	Quarterly	Jun 2023	(50,739)	2,805	(47,934)
Morgan Stanley Capital Services	Target Corp.	5,000,000	USD	5,000,000	1.000%	Quarterly	Jun 2023	(133,449)	499	(132,950)
				$35,000,000				$(2,312,813)	$ (75,329)	$(2,388,142)

Derivatives Currency Abbreviations
CAD	Canadian Dollar
USD	U.S. Dollar
24	JOHN HANCOCK HIGH YIELD FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

At 5-31-18, the aggregate cost of investments for federal income tax purposes was $858,712,677. Net unrealized depreciation aggregated to $13,198,173, of which $22,396,695 related to gross unrealized appreciation and $35,594,868 related to gross unrealized depreciation.
OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HIGH YIELD FUND	25

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 5-31-18

Assets
Unaffiliated investments, at value (Cost $859,099,566)	$847,978,492
Unrealized appreciation on forward foreign currency contracts	66,399
Cash	14,358
Foreign currency, at value (Cost $973)	961
Cash held at broker for futures contracts	85,500
Cash segregated at custodian for OTC derivative contracts	2,530,000
Dividends and interest receivable	13,121,836
Receivable for fund shares sold	326,650
Receivable for investments sold	4,942,451
Other assets	74,613
Total assets	869,141,260
Liabilities
Unrealized depreciation on forward foreign currency contracts	21,812
Swap contracts, at value (net unamortized upfront payment of $(2,312,813))	2,388,142
Payable for futures variation margin	13,356
Distributions payable	219,037
Payable for investments purchased	2,899,424
Payable for fund shares repurchased	2,115,882
Payable to affiliates
Accounting and legal services fees	110,050
Transfer agent fees	50,823
Distribution and service fees	5,806
Trustees' fees	1,268
Other liabilities and accrued expenses	131,052
Total liabilities	7,956,652
Net assets	$861,184,608
Net assets consist of
Paid-in capital	$1,446,204,530
Undistributed net investment income	2,240,659
Accumulated net realized gain (loss) on investments, futures contracts, foreign currency transactions and swap contracts	(575,988,901)
Net unrealized appreciation (depreciation) on investments, futures contracts, translation of assets and liabilities in foreign currencies and swap contracts	(11,271,680)
Net assets	$861,184,608

26	JOHN HANCOCK HIGH YIELD FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES  (continued)

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($335,685,793 ÷ 98,373,408 shares) [1]	$3.41
Class B ($6,559,950 ÷ 1,919,516 shares) [1]	$3.42
Class C ($71,590,097 ÷ 20,981,327 shares) [1]	$3.41
Class I ($146,883,853 ÷ 43,094,619 shares)	$3.41
Class R6 ($21,094,752 ÷ 6,195,502 shares)	$3.40
Class NAV ($279,370,163 ÷ 81,990,921 shares)	$3.41
Maximum offering price per share
Class A (net asset value per share ÷ 96%)[2]	$3.55

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HIGH YIELD FUND	27

STATEMENT OF OPERATIONS For the year ended  5-31-18

Investment income
Interest	$59,344,644
Dividends	1,601,691
Less foreign taxes withheld	(8,505)
Total investment income	60,937,830
Expenses
Investment management fees	4,769,776
Distribution and service fees	2,024,900
Accounting and legal services fees	221,547
Transfer agent fees	699,362
Trustees' fees	17,244
Custodian fees	135,579
State registration fees	109,400
Printing and postage	84,150
Professional fees	109,915
Other	65,929
Total expenses	8,237,802
Less expense reductions	(79,479)
Net expenses	8,158,323
Net investment income	52,779,507
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	13,209,722
Futures contracts	378,745
Forward foreign currency contracts	137,215
Swap contracts	(1,368,290)
12,357,392
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(48,909,088)
Futures contracts	(16,126)
Forward foreign currency contracts	42,222
Swap contracts	624,535
(48,258,457)
Net realized and unrealized gain (loss)	(35,901,065)
Increase in net assets from operations	$16,878,442

28	JOHN HANCOCK HIGH YIELD FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 5-31-18	Year ended 5-31-17
Increase (decrease) in net assets
From operations
Net investment income (loss)	$52,779,507	$51,442,182
Net realized gain (loss)	12,357,392	(32,651,037)
Change in net unrealized appreciation (depreciation)	(48,258,457)	88,050,919
Increase in net assets resulting from operations	16,878,442	106,842,064
Distributions to shareholders
From net investment income
Class A	(18,271,949)	(20,770,210)
Class B	(452,862)	(836,890)
Class C	(4,900,372)	(5,500,450)
Class I	(10,116,471)	(7,192,912)
Class R6[1]	(764,875)	(21,620)
Class NAV	(16,737,418)	(19,918,700)
Total distributions	(51,243,947)	(54,240,782)
From fund share transactions	(122,540,733)	286,552,373
Total increase (decrease)	(156,906,238)	339,153,655
Net assets
Beginning of year	1,018,090,846	678,937,191
End of year	$861,184,608	$1,018,090,846
Undistributed net investment income	$2,240,659	$736,732

[1]	The inception date for Class R6 shares is 10-31-16.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HIGH YIELD FUND	29

Financial highlights
CLASS A SHARES Period ended	5-31-18	5-31-17	5-31-16	5-31-15	5-31-14
Per share operating performance
Net asset value, beginning of period	$3.54	$3.32	$3.62	$3.94	$3.90
Net investment income[1]	0.19	0.19	0.20	0.22	0.24
Net realized and unrealized gain (loss) on investments	(0.13)	0.23	(0.28)	(0.29)	0.06
Total from investment operations	0.06	0.42	(0.08)	(0.07)	0.30
Less distributions
From net investment income	(0.19)	(0.20)	(0.22)	(0.25)	(0.26)
Net asset value, end of period	$3.41	$3.54	$3.32	$3.62	$3.94
Total return (%)[2,3]	1.60	13.10	(2.03)	(1.77)	8.00
Ratios and supplemental data
Net assets, end of period (in millions)	$336	$367	$258	$321	$383
Ratios (as a percentage of average net assets):
Expenses before reductions	0.94	0.96	0.97	0.95	0.98
Expenses including reductions	0.93	0.96	0.96	0.94	0.97
Net investment income	5.50	5.58	6.01	5.84	6.25
Portfolio turnover (%)	52	65 [4]	89	80	75 [4]

[1]	Based on average daily shares outstanding.
[2]	Does not reflect the effect of sales charges, if any.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Excludes merger activity.
30	JOHN HANCOCK HIGH YIELD FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS B SHARES Period ended	5-31-18	5-31-17	5-31-16	5-31-15	5-31-14
Per share operating performance
Net asset value, beginning of period	$3.54	$3.32	$3.63	$3.94	$3.90
Net investment income[1]	0.17	0.17	0.17	0.19	0.21
Net realized and unrealized gain (loss) on investments	(0.13)	0.23	(0.29)	(0.28)	0.06
Total from investment operations	0.04	0.40	(0.12)	(0.09)	0.27
Less distributions
From net investment income	(0.16)	(0.18)	(0.19)	(0.22)	(0.23)
Net asset value, end of period	$3.42	$3.54	$3.32	$3.63	$3.94
Total return (%)[2,3]	1.14	12.23	(3.07)	(2.27)	7.20
Ratios and supplemental data
Net assets, end of period (in millions)	$7	$14	$19	$29	$44
Ratios (as a percentage of average net assets):
Expenses before reductions	1.69	1.72	1.74	1.74	1.75
Expenses including reductions	1.68	1.71	1.73	1.74	1.75
Net investment income	4.74	4.85	5.22	5.07	5.49
Portfolio turnover (%)	52	65 [4]	89	80	75 [4]

[1]	Based on average daily shares outstanding.
[2]	Does not reflect the effect of sales charges, if any.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Excludes merger activity.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HIGH YIELD FUND	31

CLASS C SHARES Period ended	5-31-18	5-31-17	5-31-16	5-31-15	5-31-14
Per share operating performance
Net asset value, beginning of period	$3.54	$3.31	$3.62	$3.94	$3.90
Net investment income[1]	0.17	0.17	0.18	0.19	0.21
Net realized and unrealized gain (loss) on investments	(0.14)	0.24	(0.30)	(0.29)	0.06
Total from investment operations	0.03	0.41	(0.12)	(0.10)	0.27
Less distributions
From net investment income	(0.16)	(0.18)	(0.19)	(0.22)	(0.23)
Net asset value, end of period	$3.41	$3.54	$3.31	$3.62	$3.94
Total return (%)[2,3]	0.84	12.26	(2.77)	(2.51)	7.21
Ratios and supplemental data
Net assets, end of period (in millions)	$72	$121	$79	$100	$123
Ratios (as a percentage of average net assets):
Expenses before reductions	1.69	1.71	1.73	1.71	1.73
Expenses including reductions	1.68	1.71	1.72	1.70	1.72
Net investment income	4.75	4.83	5.26	5.09	5.50
Portfolio turnover (%)	52	65 [4]	89	80	75 [4]

[1]	Based on average daily shares outstanding.
[2]	Does not reflect the effect of sales charges, if any.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Excludes merger activity.
32	JOHN HANCOCK HIGH YIELD FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS I SHARES Period ended	5-31-18	5-31-17	5-31-16	5-31-15	5-31-14
Per share operating performance
Net asset value, beginning of period	$3.53	$3.31	$3.62	$3.93	$3.90
Net investment income[1]	0.20	0.20	0.21	0.23	0.25
Net realized and unrealized gain (loss) on investments	(0.12)	0.23	(0.29)	(0.28)	0.05
Total from investment operations	0.08	0.43	(0.08)	(0.05)	0.30
Less distributions
From net investment income	(0.20)	(0.21)	(0.23)	(0.26)	(0.27)
Net asset value, end of period	$3.41	$3.53	$3.31	$3.62	$3.93
Total return (%)[2]	2.14	13.42	(2.07)	(1.28)	8.05
Ratios and supplemental data
Net assets, end of period (in millions)	$147	$212	$34	$45	$58
Ratios (as a percentage of average net assets):
Expenses before reductions	0.69	0.70	0.72	0.75	0.72
Expenses including reductions	0.68	0.69	0.71	0.72	0.72
Net investment income	5.72	5.81	6.24	6.05	6.44
Portfolio turnover (%)	52	65 [3]	89	80	75 [3]

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Excludes merger activity.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HIGH YIELD FUND	33

CLASS R6 SHARES Period ended	5-31-18	5-31-17 [1]
Per share operating performance
Net asset value, beginning of period	$3.53	$3.46
Net investment income[2]	0.21	0.11
Net realized and unrealized gain (loss) on investments	(0.14)	0.08
Total from investment operations	0.07	0.19
Less distributions
From net investment income	(0.20)	(0.12)
Net asset value, end of period	$3.40	$3.53
Total return (%)[3]	1.95	5.73 [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$21	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	0.59	0.61 [5]
Expenses including reductions	0.58	0.58 [5]
Net investment income	5.90	5.68 [5]
Portfolio turnover (%)	52	65 [6,7]

[1]	The inception date for Class R6 shares is 10-31-16.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
[6]	Excludes merger activity.
[7]	Portfolio turnover is shown for the period from 6-1-16 to 5-31-17.
34	JOHN HANCOCK HIGH YIELD FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS NAV SHARES Period ended	5-31-18	5-31-17	5-31-16	5-31-15	5-31-14 [1]
Per share operating performance
Net asset value, beginning of period	$3.53	$3.31	$3.62	$3.93	$3.85
Net investment income[2]	0.20	0.21	0.21	0.23	0.15
Net realized and unrealized gain (loss) on investments	(0.12)	0.23	(0.29)	(0.27)	0.10
Total from investment operations	0.08	0.44	(0.08)	(0.04)	0.25
Less distributions
From net investment income	(0.20)	(0.22)	(0.23)	(0.27)	(0.17)
Net asset value, end of period	$3.41	$3.53	$3.31	$3.62	$3.93
Total return (%)[3]	2.25	13.56	(1.93)	(1.11)	6.62 [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$279	$302	$290	$321	$603
Ratios (as a percentage of average net assets):
Expenses before reductions	0.58	0.59	0.59	0.56	0.56 [5]
Expenses including reductions	0.57	0.58	0.58	0.55	0.55 [5]
Net investment income	5.86	5.97	6.39	6.24	6.39 [5]
Portfolio turnover (%)	52	65 [6]	89	80	75 [6,7]

[1]	The inception date for Class NAV shares is 10-21-13.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
[6]	Excludes merger activity.
[7]	The portfolio turnover is shown for the period from 6-1-13 to 5-31-14.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HIGH YIELD FUND	35

Notes to financial statements

Note 1 — Organization

John Hancock High Yield Fund (the fund) is a series of John Hancock Bond Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek high current income. Capital appreciation is a secondary goal. Under normal market conditions, the fund invests at least 80% of its net assets in U.S. and foreign fixed-income securities rated below investment grade. Investments in high yield securities involve greater degrees of credit and market risk than investments in higher rated securities and tend to be more sensitive to market conditions.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class B shares are closed to new investors. Class I shares are offered to institutions and certain investors. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Class B shares convert to Class A shares eight years after purchase. Class C shares convert to Class A shares ten years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Swaps and unlisted options are valued using evaluated prices obtained from an independent pricing vendor. Futures contracts are typically valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

ANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       36

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of May 31, 2018, by major security category or type:

	Total value at 5-31-18	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Corporate bonds	$755,219,715	—	$755,219,715	—
Convertible bonds	10,038,737	—	10,038,737	—
Capital preferred securities	4,851,443	—	4,851,443	—
Term loans	35,362,975	—	35,362,975	—
Collateralized mortgage obligations	6,332,281	—	6,332,281	—
Asset backed securities	2,963,649	—	2,963,649	—
Common stocks	5,878,220	$5,878,220	—	—
Preferred securities	18,250,095	15,293,510	—	$2,956,585
Warrants	314,188	314,188	—	—
Escrow certificates	180	—	—	180
Purchased options	9	—	9	—
Short-term investments	8,767,000	—	8,767,000	—
Total investments in securities	$847,978,492	$21,485,918	$823,535,809	$2,956,765
Derivatives:
Assets
Forward foreign currency contracts	$66,399	—	$66,399	—
Liabilities
Futures	(120,433)	$(120,433)	—	—
Forward foreign currency contracts	(21,812)	—	(21,812)	—
Swap contracts	(2,388,142)	—	(2,388,142)	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting

ANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       37

from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Term loans (Floating rate loans). The fund may invest in term loans, which are debt securities and are often rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale and generally have longer settlement periods than conventional debt securities. Term loans involve special types of risk, including credit risk, interest-rate risk, counterparty risk and risk associated with extended settlement. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.

The fund's ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. The fund's failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason would adversely affect the fund's income and would likely reduce the value of its assets. Transactions in loan investments typically take a significant amount of time (i.e., seven days or longer) to settle. This could pose a liquidity risk to the fund and, if the fund's exposure to such investments is substantial, could impair the fund's ability to meet redemptions. Because term loans may not be rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadvisor's credit analysis of the borrower and/or term loan agents. There is greater risk that the fund may have limited rights to enforce the terms of an underlying loan than for other types of debt instruments.

At May 31, 2018, the fund had $4,249,728 in unfunded loan commitments outstanding.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign investing. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.

Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriation taxes imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. Estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes, less any amounts reclaimable.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay

ANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       38

the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 29, 2017, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 29, 2017, the fund had a similar agreement that enabled it to participate in a $1 billion unsecured committed line of credit. For the year ended May 31, 2018, the fund had no borrowings under either line of credit. Commitment fees for the year ended May 31, 2018 were $4,417.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, as of May 31, 2018, the fund has a capital loss carryforward of $574,213,020 available to offset future net realized capital gains. The following table details the capital loss carryforward available as of May 31, 2018:

Capital loss carryforward expiring at May 31	No expiration date
2019	Short-term	Long-term
$104,329,868	$18,458,697	$451,424,455

Availability of a certain amount of the loss carryforward, which was acquired in a merger, may be limited in a given year. As of May 31, 2018, the fund had capital loss carryforwards of $125,324,964 that expired unused.

As of May 31, 2018, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. Capital gains distributions, if any, are distributed annually.

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The tax character of distributions for the years ended May 31, 2018 and 2017 was as follows:

	May 31, 2018	May 31, 2017
Ordinary Income	$51,243,947	$54,240,782

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of May 31, 2018, the components of distributable earnings on a tax basis consisted of $2,609,729 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals, derivative transactions, and amortization and accretion on debt securities.

Note 3 — Derivative Instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts, certain options and certain swaps are typically traded through the OTC market. Certain forwards, options and swaps are regulated by the Commodity Futures Trading Commission. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying fund's investments, or if cash is posted, on the Statement of assets and liabilities as Cash segregated at custodian for OTC derivative contracts. The fund's risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Futures are traded on an exchange. Exchange-traded transactions generally present less counterparty risk to a fund than OTC transactions due to margin requirements of the exchanges where the instruments are traded. The exchange stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange and the clearing member. Collateral or margin requirements for exchange-traded derivatives are set by the broker. Margin for exchange-traded transactions is detailed in the Statement of assets and liabilities as Cash held at broker for futures contracts.

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Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the year ended May 31, 2018, the fund used futures contracts to manage duration and maintain diversity of the fund. The fund held futures contracts with notional values ranging from $11.4 million to $24.0 million, as measured at each quarter end.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the year ended May 31, 2018, the fund used forward foreign currency contracts to manage against anticipated currency exchange rates. The fund held forward foreign currency contracts with notional values ranging from $1.4 million to $10.2 million, as measured at each quarter end.

Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund's exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund's exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.

When the fund purchases an option, the premium paid by the fund is included in the portfolio of investments and subsequently "marked-to-market" to reflect current market value. If the purchased option expires, the fund realizes a loss equal to the cost of the option. If the fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If the fund enters into a closing sale transaction, the fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost.

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During the year ended May 31, 2018, the fund used purchased options to manage against anticipated currency exchange rates. The fund held purchased options with market values ranging from approximately $9 to $58,000, as measured at each quarter end.

Credit default swaps. Credit default swaps (CDS) involve the exchange of a fixed rate premium (paid by the Buyer), for protection against the loss in value of an underlying debt instrument, referenced entity or index, in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a "guarantor" (the Seller), receiving the premium and agreeing to contingent payments that are specified within the credit default agreement. The fund may enter into CDS in which it may act as either Buyer or Seller. By acting as the Seller, the fund may incur economic leverage since it would be obligated to pay the Buyer the notional amount of the contract in the event of a default. The amount of loss in such case could be significant, but would typically be reduced by any recovery value on the underlying credit.

Upfront payments made/received by the fund are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund.

Swaps are marked-to-market daily based upon values from third party vendors or broker quotations, and the change in value is recorded as unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate risk, market risks may also impact the swap. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

During the year ended May 31, 2018, the fund used CDS as a Buyer of protection to manage against potential credit events. The fund held credit default swap contracts with total USD notional amounts ranging from $35.0 million to $86.0 million, as measured at each quarter end.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at May 31, 2018 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Interest rate	Receivable/payable for futures variation margin	Futures†	—	($120,433)
Foreign currency	Unrealized appreciation / depreciation on forward foreign currency contracts	Forward foreign currency contracts	$66,399	($21,812)
Foreign currency	Unaffiliated investments, at value*	Purchased options	9	—
Credit	Swap contracts, at value	Credit default swaps	—	(2,388,142)
Totals			$66,408	($2,530,387)
† Reflects cumulative appreciation/depreciation on futures as disclosed in Fund's investments. Only the period end variation margin is separately disclosed on the Statement of assets and liabilities.
* Purchased options are included in Fund's investments.

For financial reporting purposes, the portfolio does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.

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Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended May 31, 2018:

Statements of operations location - net realized gain (loss) on:
Risk	Unaffiliated investments and foreign currency transactions [1]	Futures contracts	Forward foreign currency contracts	Swap contracts	Total
Credit	—	—	—	($1,368,290)	($1,368,290)
Foreign currency	($213,339)	—	$137,215	—	(76,124)
Interest rate	—	$378,745	—	—	378,745
Total	($213,339)	$378,745	$137,215	($1,368,290)	($1,065,669)
[1] Realized gain/loss associated with purchased options is included in this caption on the Statement of operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended May 31, 2018:

Statements of operations location - change in net unrealized appreciation (depreciation) of:
Risk	Unaffiliated investments and translation of assets and liabilities in foreign currencies [1]	Futures contracts	Forward foreign currency contracts	Swap contracts	Total
Credit	—	—	—	$624,535	$624,535
Foreign currency	$192,759	—	$42,222	—	234,981
Interest rate	—	($16,126)	—	—	(16,126)
Total	$192,759	($16,126)	$42,222	$624,535	$843,390
[1] Change in unrealized appreciation/depreciation associated with purchased options is included in this caption on the Statement of operations.

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor on an annual basis, equal to the sum of: (a) 0.6250% of the first $75 million of the fund's average daily net assets, (b) 0.5625% of the next $75 million of the fund's average daily net assets, (c) 0.5000% of the next $350 million of the fund's average daily net assets, (d) 0.4750% of the next $2 billion of the fund's average daily net assets and (e) 0.4500% of the fund's average daily net assets in excess of $2.5 billion. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

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The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended May 31, 2018, this waiver amounted to 0.01% of the fund's average net assets on an annualized basis. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the fund to the extent necessary to maintain the total operating expenses at 0.72% for Class I shares, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, acquired fund fees and expenses paid indirectly, prime brokerage fees, borrowing costs and short dividend expense. The current expense limitation agreement for Class I will expire on September 30, 2018, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

Prior to October 1, 2017, the Advisor had contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the fund to the extent they exceeded 0.00% of average net assets, on an annualized basis, attributable to the class.

For the year ended May 31, 2018, the expense reductions amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$28,699	Class R6	$1,214
Class B	826	Class NAV	24,639
Class C	8,951	Total	$79,479
Class I	15,150

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended May 31, 2018 were equivalent to a net annual effective rate of 0.49% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended May 31, 2018 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee
Class A	0.25%
Class B	1.00%
Class C	1.00%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $375,932 for the year ended May 31, 2018. Of this amount, $52,794 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $289,555 was paid as sales commissions to broker-dealers

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and $33,583 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended May 31, 2018, CDSCs received by the Distributor amounted to $2,948, $10,629 and $2,450 for Class A, Class B and Class C shares, respectively.

Transfer agent fees. The John Hancock Group of Funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended May 31, 2018 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$856,174	$373,354
Class B	99,029	10,830
Class C	1,069,697	116,732
Class I	—	196,824
Class R6	—	1,622
Total	$2,024,900	$699,362

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

Transactions in fund shares for the years ended May 31, 2018 and 2017 were as follows:

		Year ended 5-31-18		Year ended 5-31-17
	Shares	Amount	Shares	Amount
Class A Shares
Sold	16,640,462	$57,663,061	15,323,640	$52,945,435
Issued in reorganization (Note 9)	—	—	66,603,384	230,207,652
Distributions reinvested	4,545,509	15,903,188	5,311,495	18,418,082
Repurchased	(26,607,456)	(93,148,427)	(61,192,907)	(212,301,598)
Net increase (decrease)	(5,421,485)	$(19,582,178)	26,045,612	$89,569,571

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		Year ended 5-31-18		Year ended 5-31-17
	Shares	Amount	Shares	Amount
Class B Shares
Sold	57,483	$202,709	110,333	$383,685
Distributions reinvested	118,901	417,136	220,298	761,174
Repurchased	(2,066,838)	(7,250,467)	(2,111,651)	(7,294,276)
Net decrease	(1,890,454)	$(6,630,622)	(1,781,020)	$(6,149,417)
Class C Shares
Sold	1,269,705	$4,445,607	1,948,370	$6,744,655
Issued in reorganization (Note 9)	—	—	14,380,979	49,739,491
Distributions reinvested	1,350,331	4,723,891	1,473,554	5,107,724
Repurchased	(15,931,456)	(55,246,882)	(7,351,840)	(25,515,345)
Net increase (decrease)	(13,311,420)	$(46,077,384)	10,451,063	$36,076,525
Class I Shares
Sold	28,228,712	$98,496,919	41,645,244	$145,005,215
Issued in reorganization (Note 9)	—	—	29,381,629	101,504,714
Distributions reinvested	2,846,948	9,950,488	1,981,847	6,911,630
Repurchased	(47,955,717)	(166,847,158)	(23,161,029)	(80,317,690)
Net increase (decrease)	(16,880,057)	$(58,399,751)	49,847,691	$173,103,869
Class R6 Shares[1]
Sold	6,727,656	$23,669,301	473,790	$1,656,084
Issued in reorganization (Note 9)	—	—	28,281	97,722
Distributions reinvested	214,024	741,234	3,499	12,346
Repurchased	(1,243,645)	(4,307,952)	(8,103)	(28,481)
Net increase	5,698,035	$20,102,583	497,467	$1,737,671
Class NAV Shares
Sold	1,979,680	$6,911,848	6,555,341	$22,352,680
Issued in reorganization (Note 9)	—	—	19,300,015	66,688,326
Distributions reinvested	4,794,225	16,737,418	5,347,467	18,439,607
Repurchased	(10,223,588)	(35,602,647)	(33,290,131)	(115,266,459)
Net decrease	(3,449,683)	$(11,953,381)	(2,087,308)	$(7,785,846)
Total net increase (decrease)	(35,255,064)	$(122,540,733)	82,973,505	$286,552,373

1 The inception date for Class R6 shares is 10-31-16.

Affiliates of the fund owned 100% of Class NAV shares on May 31, 2018. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, amounted to $481,546,793 and $586,294,549, respectively, for the year ended May 31, 2018.

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Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At May 31, 2018, funds within the John Hancock group of funds complex held 31.7% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliated concentration
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	12.5%
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	6.5%

Note 9 — Reorganization

On September 30, 2016, the shareholders of Core High Yield Fund (the Acquired Fund) voted to approve an Agreement and Plan of Reorganization (the Agreement) which provided for an exchange of shares of Focused High Yield Fund* (the Acquiring Fund) with a value equal to the net assets transferred.

The Agreement provided for (a) the acquisition of all the assets, subject to all of the liabilities, of the Acquired Fund in exchange for shares of the Acquiring Fund with a value equal to the net assets transferred; (b) the liquidation of the Acquired Fund; and (c) the distribution to Acquired Fund's shareholders of such Acquiring Fund's shares. The reorganization was intended to consolidate the Acquired Fund with a fund with a similar investment objective and achieve economies of scale. As a result of the reorganization, the Acquiring Fund is the legal and accounting survivor.

Based on the opinion of tax counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Acquired Fund or its shareholders. Thus, the investments were transferred to the Acquiring Fund at the Acquired Fund's identified cost. All distributable amounts of net income and realized gains from the Acquired Fund were distributed prior to the reorganization. In addition, the expenses of the reorganization were borne by the Acquired Fund. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange (NYSE) on October 28, 2016. The following outlines the reorganization:

Acquiring Fund	Acquired Fund	Net asset value of the Acquired Fund	Depreciation of the Acquired Fund investment	Shares redeemed by the Acquired Fund	Shares issued by the Acquiring Fund	Acquiring Fund net assets prior to combination	Acquiring Fund total net assets after combination
Focused High Yield Fund*	Core High Yield Fund	$448,537,905	($5,864,537)	46,854,645	129,694,288	$705,343,119	$1,153,881,024

*Focused High Yield Fund changed its name to High Yield Fund on October 28, 2016.

See Note 6 for capital shares issued in connection with the above referenced reorganization.

Note 10 — New accounting pronouncement

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2017-08, Premium Amortization on Purchased Callable Debt Securities, which shortens the premium amortization period for purchased non-contingently callable debt securities. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the impact of ASU 2017-08 to the fund.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of John Hancock Bond Trust and Shareholders of John Hancock High Yield Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund's investments, of John Hancock High Yield Fund (one of the funds constituting John Hancock Bond Trust, referred to hereafter as the "Fund") as of May 31, 2018, the related statement of operations for the year ended May 31, 2018, the statements of changes in net assets for each of the two years in the period ended May 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2018 by correspondence with the custodian, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

July 16, 2018

We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.

ANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       48

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended May 31, 2018.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2018 Form 1099-DIV in early 2019. This will reflect the tax character of all distributions paid in calendar year 2018.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

ANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       49

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	216
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2012	216
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

James R. Boyle, Born: 1959	2015	216
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2012	216
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	1986	216
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       50

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Grace K. Fey, Born: 1946	2012	216
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Theron S. Hoffman,[2] Born: 1947	2012	216
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Board Member, Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	216
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2012	216

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014-2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	1994	216
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       51

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2009	216
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	216
President and Non-Independent Trustee
Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2017).

Marianne Harrison, Born: 1963	2018	216
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013-2017); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Coummunitech, an industry-led innovation center that fosters technology companies in Canada (since 2017); Member, Board of Directors, Manulife Assurance Canada (since 2015); Board Member, St. Mary's General Hospital Foundation (since 2014); Member, Board of Directors, Manulife Bank of Canada (since 2013); Member, Standing Committee of the Canadian Life & Health Assurance Association (since 2013); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012-2013). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds[3], John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2018).

Warren A. Thomson, Born: 1955	2012	216
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       52

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
John J. Danello, Born: 1955	2006
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 40 other John Hancock funds consisting of 30 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       53

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†#
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 6-19-18

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       54

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Natural Resources

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Redwood

Seaport Long/Short

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Income Allocation

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock High Yield Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF457345	57A 5/18 7/18

John Hancock

Global Short Duration Credit Fund

Annual report 5/31/18

A message to shareholders

Dear shareholder,

It was a challenging 12 months for fixed-income investors, as both short- and long-term yields rose steadily higher. Inflation fears sparked a sell-off in credit segments of the markets in early 2018. The U.S. Federal Reserve (Fed) raised the benchmark lending rate by a quarter point three times during the period—and once more just after period end—bringing the federal funds rate to a range of 1.75% to 2.00%. The Fed appears to be moving in line with economic data, as its GDP estimate for 2018 rose from 2.00% to 3.00%. It has now hiked rates seven times since it began the current tightening cycle in December 2015, and indicated that more rate increases are likely this year.

While the U.S. economy has been fairly strong, this can lead to higher inflation, a stronger dollar, and tighter monetary policy, which isn't a favorable environment for many interest-rate-sensitive bonds. Those concerns have been reflected in recent market volatility, which is likely representative of the kinds of challenges income investors will continue to face in the back half of the year.

Your best resource in unpredictable markets is your financial advisor, who can help position your portfolio so that it's sufficiently diversified to meet your long-term objectives and to withstand the inevitable turbulence along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investments
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. It is not possible to invest directly into an index. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Global Short Duration Credit Fund

2	Your fund at a glance
4	Discussion of fund performance
7	A look at performance
9	Your expenses
11	Fund's investments
22	Financial statements
25	Financial highlights
26	Notes to financial statements
34	Report of independent registered public accounting firm
35	Tax information
36	Trustees and Officers
40	More information

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to maximize total return consisting of current income and capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/18 (%)

The Bloomberg Barclays Global High Yield Corporate 1-5 Year Index is an unmanaged index composed of U.S., European and emerging markets high yield corporate bonds with maturities in the one to five year range.

It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Mixed performance for the credit sectors

Although high-yield bonds (generally those rated BB and below) posted modest gains in the annual period, emerging-market bonds lost ground.

The fund underperformed its benchmark

The fund produced a positive return but lagged the return of its benchmark, the Bloomberg Barclays Global High Yield Corporate 1-5 Year Index.

Foreign currency and duration positioning detracted

Exposure to the euro and Mexican peso pressured the fund's relative performance, as did its above-benchmark duration (interest-rate sensitivity).

PORTFOLIO COMPOSITION AS OF 5/31/18 (%)

A note about risks

Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Investments in higher-yielding, lower-rated securities are subject to a higher risk of default. A fund concentrated in one sector or that holds a limited number of securities may fluctuate more than a fund that invests in a wider variety of sectors. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Currency transactions are affected by fluctuations in exchange rates. Mortgage- and asset-backed securities may be sensitive to changes in interest rates, and may be subject to early repayment and the market's perception of issuer creditworthiness. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Loan participations and assignments involve additional risks, including credit risk, interest-rate risk, counterparty risk, liquidity risk, and extended settlement risk. Derivatives transactions, such as hedging and other strategic transactions, may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Fund distributions generally depend on income from underlying investments and may vary or cease altogether in the future. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       3

Discussion of fund performance

An interview with Portfolio Manager John F. Addeo, CFA, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

John F. Addeo, CFA
Portfolio Manager
John Hancock Asset Management

How did the global high-yield markets perform during the 12 months ended May 31, 2018?

High-yield bonds (generally those rated BB and below) posted a return of 3.79%, based on the fund's benchmark, the Bloomberg Barclays Global High Yield Corporate 1-5 Year Index. The bulk of the gain occurred in the early part of the period, when investor sentiment was buoyed by the backdrop of improving economic growth, rising corporate earnings, and strength in oil prices. The index lost ground from February onward, however, as rising U.S. Treasury yields led to poor returns across the fixed-income market.

What aspects of the fund's positioning helped and hurt performance?

The fund underperformed its benchmark, with foreign currency exposure playing the largest role in

SECTOR COMPOSITION AS OF 5/31/18 (%)

Energy	15.2
Financials	14.5
Materials	13.7
Telecommunication services	7.6
Information technology	7.3
Consumer discretionary	7.0
Industrials	4.9
Real estate	4.6
Health care	4.3
Collateralized mortgage obligations	3.7
Consumer staples	3.7
Utilities	1.8
Foreign government obligations	1.6
Asset backed securities	1.0
Short-term investments and other	9.1

As a percentage of net assets.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       4

"The fund underperformed its benchmark, with foreign currency exposure playing the largest role in the shortfall."
the shortfall. The portfolio had overweight positions in the euro and the Mexican peso through its fixed-income investments, which detracted from results given the weakness in both currencies against the U.S. dollar in the second half of the period.

The fund's duration positioning (interest-rate sensitivity) also detracted from returns, as it was consistently higher than that of the benchmark, which was a negative given that prevailing yields rose. This aspect of the fund's positioning was largely a reflection of our decision to hold an overweight position in the emerging markets, where duration is typically longer than that of the index.

On the positive side, individual security selection contributed to performance. Selection added the most value in the information technology, banking, and cable and satellite industries.

QUALITY COMPOSITION AS OF 5/31/18 (%)

AAA	0.2
AA	0.2
A	3.0
BBB	10.2
BB	32.1
B	33.0
CCC and below	6.2
Not rated	3.2
Equity	2.8
Short-term investments and other	9.1

As a percentage of net assets.

Ratings are from Moody's Investors Service, Inc. If not available, we have used Standard & Poor's Ratings Services. In the absence of ratings from these agencies, we have used Fitch Ratings, Inc. "Not Rated" securities are those with no ratings available from these agencies. All ratings are as of 5-31-18 and do not reflect subsequent downgrades or upgrades, if any.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       5

How was the fund positioned at the end of the period, and how did positioning change over the course of the year?

Although investment conditions became more unstable as the period progressed, the fundamental underpinnings of the credit sectors—a strong U.S. economy, moderate global growth, rising corporate profits, and improving company balance sheets—remained in place. Still, we believe it's essential to be alert for the potential risks given the combination of an aging economic expansion and the U.S. Federal Reserve's ongoing monetary tightening. We don't see a specific catalyst for a major market disruption on the immediate horizon, but we think the time to reduce risk is before challenges arise rather than taking a more reactive approach.

Accordingly, we made several meaningful shifts in the portfolio throughout the past year. We entered June 2017 with a weighting of nearly 50% of assets in developed-market high-yield bonds, but we reduced the allocation closer to one-third by the end of May 2018. Our reduction in high yield primarily focused on areas we felt would be particularly vulnerable if the credit cycle began to turn, including lower-rated debt and consumer-related issues.

We redeployed the majority of the proceeds to the emerging markets, where the portfolio's weighting rose to nearly 25% of assets. This shift reflected our view that the tight yield spreads in the high-yield market indicated a less favorable risk/return profile, whereas the emerging markets offered more attractive valuations, especially after their sell-off in the latter half of the period.

Generally speaking, we believe the emerging markets offer investors higher yields relative to the bonds' underlying credit risk than is the case in the domestic high-yield space. We found many of the most compelling opportunities in Latin America, leading us to increase the portfolio's allocation to the region over the course of the year.

MANAGED BY

John F. Addeo, CFA On the fund since 2013 Investing since 1984
Daniel S. Janis III On the fund since 2013 Investing since 1984
Dennis F. McCafferty, CFA On the fund since 2013 Investing since 1999
Endre Pedersen On the fund since 2013 Investing since 1999

The views expressed in this report are exclusively those of John F. Addeo, CFA, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       6

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  MAY 31, 2018

Average annual total returns (%) with maximum sales charge			Cumulative total returns (%) with maximum sales charge	SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized[1]
	1-year	Since inception[2]	Since inception[2]	as of 5-31-18	as of 5-31-18
Class NAV[3]	1.70	3.16	15.39	5.43	5.42
Index 1†	3.79	3.19	15.57	—	—
Index 2†	1.74	4.46	22.26	—	—

Performance figures assume all distributions have been reinvested.

The expense ratio of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), is set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights tables in this report. The expense ratio is as follows:

Class NAV
Gross/Net (%)	0.82

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the fund.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index 1 is the Bloomberg Barclays Global High Yield Corporate 1-5 Year Index; Index 2 is the Bloomberg Barclays Global High Yield Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       7

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Global Short Duration Credit Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)
Class NAV[3]	10-21-13	11,539	11,539	11,557	12,226

The Bloomberg Barclays Global High Yield Corporate 1-5 Year Index is an unmanaged index composed of U.S., European and Emerging Markets high yield corporate bonds with maturities in the one to five year range.

The Bloomberg Barclays Global High Yield Index is an unmanaged index composed of U.S., European and Emerging Markets high yield bonds with at least one year until final maturity.

It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Footnotes related to performance pages

1	Unsubsidized yield reflects what the yield would have been without the effects of reimbursements and waivers.
2	From 10-21-13.
3	For certain types of investors, as described in the fund's prospectus.
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       8

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line of each share class in the table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on December 1, 2017, with the same investment held until May 31, 2018.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at May 31, 2018, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line of each share class in the table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on December 1, 2017, with the same investment held until May 31, 2018. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       9

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 12-1-2017	Ending value on 5-31-2018	Expenses paid during period ended 5-31-2018[1]	Annualized expense ratio
Class NAV	Actual expenses/actual returns	$1,000.00	$ 995.70	$4.08	0.82%
	Hypothetical example	1,000.00	1,020.80	4.13	0.82%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
10	JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND | ANNUAL REPORT

Fund’s investments
AS OF 5-31-18
	Rate (%)	Maturity date		Par value^	Value
Foreign government obligations 1.6%					$4,141,189
(Cost $4,671,303)
Argentina 0.5%					1,311,015
Republic of Argentina Bond	5.875	01-11-28		1,500,000	1,311,015
Brazil 0.2%					413,342
Federative Republic of Brazil Note	10.000	01-01-23	BRL	1,500,000	413,342
Mexico 0.7%					1,917,656
Government of Mexico Bond	10.000	12-05-24	MXN	34,347,500	1,917,656
Qatar 0.2%					499,176

Government of Qatar Bond (A)	3.875	04-23-23		500,000	499,176
Corporate bonds 68.2%					$173,018,918
(Cost $178,916,858)
Argentina 1.9%					4,903,350
Cablevision SA (A)	6.500	06-15-21		1,820,000	1,824,550
Transportadora de Gas del Sur SA (A)	6.750	05-02-25		1,030,000	988,800
YPF SA (A)	8.500	03-23-21		2,000,000	2,090,000
Australia 2.2%					5,558,148
Australia & New Zealand Banking Group, Ltd. (6.750% to 6-15-26, then 5 Year U.S. ISDAFIX + 5.168%) (B)	6.750	06-15-26		600,000	616,500
FMG Resources August 2006 Pty, Ltd. (A)	4.750	05-15-22		1,750,000	1,717,188
FMG Resources August 2006 Pty, Ltd. (A)	5.125	05-15-24		950,000	932,188
Shandong Energy Australia Pty, Ltd.	4.550	07-26-20		1,200,000	1,157,016
Westpac Banking Corp. (5.000% to 9-21-27, then 5 Year U.S. ISDAFIX + 2.888%) (B)	5.000	09-21-27		1,300,000	1,135,256
Brazil 2.9%					7,450,169
Banco BTG Pactual SA (A)	5.750	09-28-22		1,920,000	1,824,192
Banco do Brasil SA (A)	4.875	04-19-23		960,000	935,040
Banco do Brasil SA (A)	5.375	01-15-21		1,150,000	1,158,441
Braskem Finance, Ltd. (A)	5.750	04-15-21		1,000,000	1,038,500
Natura Cosmeticos SA (A)	5.375	02-01-23		1,190,000	1,164,415
Odebrecht Offshore Drilling Finance, Ltd. (A)	6.720	12-01-22		211,878	198,953
Odebrecht Offshore Drilling Finance, Ltd. (7.720% Cash or 2.048% PIK) (A)	7.720	12-01-26		638,985	183,708
Odebrecht Oil & Gas Finance, Ltd. (A)(B)	0.000	07-03-18		100,959	2,070
Petrobras Global Finance BV	4.375	05-20-23		1,000,000	944,850
Canada 2.2%					5,692,100
First Quantum Minerals, Ltd. (A)	6.500	03-01-24		585,000	555,750
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND	11

	Rate (%)	Maturity date	Par value^	Value
Canada (continued)
First Quantum Minerals, Ltd. (A)	7.250	05-15-22	800,000	$806,000
First Quantum Minerals, Ltd. (A)	7.500	04-01-25	600,000	588,000
goeasy, Ltd. (A)	7.875	11-01-22	1,590,000	1,693,350
NOVA Chemicals Corp. (A)	5.250	08-01-23	760,000	756,200
Tervita Escrow Corp. (A)(C)	7.625	12-01-21	635,000	641,350
Tervita Escrow Corp. (A)	7.625	12-01-21	645,000	651,450
China 8.0%				20,227,731
Central China Real Estate, Ltd.	6.500	03-05-21	1,800,000	1,735,110
Central China Real Estate, Ltd.	8.000	01-28-20	400,000	402,467
Chinalco Capital Holdings, Ltd.	4.000	08-25-21	1,200,000	1,139,389
Health and Happiness H&H International Holdings, Ltd.	7.250	06-21-21	1,000,000	1,014,500
Health and Happiness H&H International Holdings, Ltd. (A)	7.250	06-21-21	1,100,000	1,115,950
Hilong Holding, Ltd.	7.250	06-22-20	2,000,000	1,966,312
HNA Ecotech Panorama Cayman Company, Ltd. (A)	8.000	04-15-21	1,000,000	1,063,909
KWG Property Holding, Ltd.	8.975	01-14-19	1,000,000	1,022,108
Maoye International Holdings, Ltd.	7.000	10-23-18	2,000,000	1,979,242
Rock International Investment, Inc.	6.625	03-27-20	2,100,000	1,725,318
West China Cement, Ltd.	6.500	09-11-19	2,700,000	2,726,957
Yingde Gases Investment, Ltd. (A)	6.250	01-19-23	2,400,000	2,276,473
Yuzhou Properties Company, Ltd.	6.000	01-25-22	2,200,000	2,059,996
Colombia 0.8%				2,032,000
Transportadora de Gas Internacional SA ESP (A)	5.700	03-20-22	2,000,000	2,032,000
Costa Rica 0.6%				1,560,000
Instituto Costarricense de Electricidad (A)	6.950	11-10-21	1,500,000	1,560,000
France 0.4%				897,250
Altice France SA (A)	6.250	05-15-24	925,000	897,250
Guatemala 0.8%				1,988,763
Comunicaciones Celulares SA (A)	6.875	02-06-24	1,945,000	1,988,763
Hong Kong 3.1%				7,970,825
Concord New Energy Group, Ltd.	7.900	01-23-21	1,800,000	1,745,302
Lenovo Perpetual Securities, Ltd. (5.375% to 3-16-22, then 5 Year CMT + 6.257%) (B)	5.375	03-16-22	2,000,000	1,799,856
RKI Overseas Finance 2016 A, Ltd.	5.000	08-09-19	500,000	498,492
Weichai International Hong Kong Energy Group Company, Ltd. (3.750% to 9-14-22, then 5 Year CMT + 6.084%) (B)	3.750	09-14-22	1,800,000	1,665,175
Zoomlion HK SPV Company, Ltd.	6.125	12-20-22	2,400,000	2,262,000
12	JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
India 0.9%					$2,196,088
HPCL-Mittal Energy, Ltd.	5.250	04-28-27		1,500,000	1,406,088
Vedanta Resources PLC	7.125	05-31-23		800,000	790,000
Indonesia 1.7%					4,298,724
ABM Investama Tbk PT (A)	7.125	08-01-22		3,200,000	2,990,230
Pertamina Persero PT	6.450	05-30-44		1,200,000	1,308,494
Ireland 0.5%					1,227,058
Aquarius & Investments PLC (6.375% to 9-1-19, then 5 Year U.S. Swap Rate + 5.210%)	6.375	09-01-24		1,200,000	1,227,058
Luxembourg 1.5%					3,841,521
ARD Finance SA (7.125% Cash or 7.875% PIK)	7.125	09-15-23		1,505,000	1,505,000
Avation Capital SA (A)	6.500	05-15-21		655,000	658,079
Intelsat Jackson Holdings SA	5.500	08-01-23		905,000	791,309
Intelsat Jackson Holdings SA	7.500	04-01-21		490,000	478,975
Swiss Insured Brazil Power Finance Sarl (A)	9.850	07-16-32	BRL	1,600,000	408,158
Malaysia 0.6%					1,589,752
Press Metal Labuan, Ltd.	4.800	10-30-22		1,700,000	1,589,752
Mauritius 0.5%					1,226,592
HT Global IT Solutions Holdings, Ltd.	7.000	07-14-21		1,200,000	1,226,592
Mexico 5.1%					12,934,726
America Movil SAB de CV	6.000	06-09-19	MXN	52,110,000	2,530,168
America Movil SAB de CV	7.125	12-09-24	MXN	13,000,000	595,338
Banco Nacional de Comercio Exterior SNC (3.800% to 8-11-21, then 5 Year CMT + 3.000%) (A)	3.800	08-11-26		1,115,000	1,071,805
Cemex SAB de CV (A)	6.125	05-05-25		820,000	829,135
Credito Real SAB de CV (A)	7.250	07-20-23		1,500,000	1,488,750
Credito Real SAB de CV (9.125% to 11-29-22, then 10 Year CMT + 7.026%) (A)(B)	9.125	11-29-22		1,230,000	1,185,413
Cydsa SAB de CV (A)	6.250	10-04-27		500,000	467,500
Petroleos Mexicanos	5.375	03-13-22		1,000,000	1,024,910
Petroleos Mexicanos	5.500	01-21-21		820,000	841,828
Petroleos Mexicanos	6.000	03-05-20		530,000	548,020
Sixsigma Networks Mexico SA de CV (A)	7.500	05-02-25		1,470,000	1,425,900
Sixsigma Networks Mexico SA de CV (A)	8.250	11-07-21		872,000	925,959
Netherlands 3.5%					8,758,103
Braskem Netherlands Finance BV (A)	3.500	01-10-23		980,000	928,844
Darling Global Finance BV (A)	3.625	05-15-26	EUR	770,000	903,425
ING Groep NV (6.000% to 4-16-20, then 5 Year U.S. Swap Rate + 4.445%) (B)	6.000	04-16-20		1,790,000	1,796,802
Jababeka International BV	6.500	10-05-23		2,300,000	2,057,207
Listrindo Capital BV	4.950	09-14-26		1,000,000	937,500
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND	13

	Rate (%)	Maturity date		Par value^	Value
Netherlands (continued)
Nostrum Oil & Gas Finance BV (A)	8.000	07-25-22		990,000	$987,050
NXP BV (A)	4.625	06-01-23		1,125,000	1,147,275
Peru 0.3%					841,233
Banco de Credito del Peru (A)	4.850	10-30-20	PEN	2,735,000	841,233
Russia 0.8%					1,949,359
ALROSA Finance SA (A)	7.750	11-03-20		850,000	913,643
Severstal OAO (A)	5.900	10-17-22		1,000,000	1,035,716
Singapore 3.4%					8,678,168
ABJA Investment Company Pte, Ltd.	5.950	07-31-24		1,800,000	1,802,610
Alam Synergy Pte, Ltd.	6.625	04-24-22		1,000,000	904,767
Indika Energy Capital III Pte, Ltd.	5.875	11-09-24		1,000,000	933,222
Indika Energy Capital III Pte, Ltd. (A)	5.875	11-09-24		1,400,000	1,306,511
TBG Global Pte, Ltd.	5.250	02-10-22		2,400,000	2,325,355
TBLA International Pte, Ltd.	7.000	01-24-23		1,500,000	1,405,703
South Africa 0.4%					1,098,563
AngloGold Ashanti Holdings PLC	5.375	04-15-20		1,085,000	1,098,563
South Korea 0.8%					1,934,226
Woori Bank (5.250% to 5-16-22, then 5 Year CMT + 3.347%) (A)(B)	5.250	05-16-22		2,000,000	1,934,226
Taiwan 0.4%					1,055,556
WTT Investment, Ltd. (A)	5.500	11-21-22		1,100,000	1,055,556
Turkey 0.4%					971,651
QNB Finansbank AS (A)	4.875	05-19-22		1,040,000	971,651
United Arab Emirates 0.7%					1,777,185
Dubai Electricity & Water Authority (A)	7.375	10-21-20		360,000	390,629
Oztel Holdings SPC, Ltd. (A)	5.625	10-24-23		1,415,000	1,386,556
United Kingdom 1.0%					2,641,954
Ardonagh Midco 3 PLC (A)	8.625	07-15-23		535,000	552,388
HSBC Holdings PLC (6.250% to 3-23-23, then 5 Year U.S. ISDAFIX + 3.453%) (B)	6.250	03-23-23		1,500,000	1,501,500
Mclaren Finance PLC (A)	5.750	08-01-22		590,000	588,066
United States 22.5%					56,957,705
Activision Blizzard, Inc. (A)	6.125	09-15-23		1,000,000	1,040,781
Advanced Micro Devices, Inc.	7.000	07-01-24		770,000	810,425
Antero Resources Corp.	5.125	12-01-22		990,000	994,950
Archrock Partners LP	6.000	10-01-22		840,000	838,950
ASP AMC Merger Sub, Inc. (A)	8.000	05-15-25		795,000	682,460
BBVA Bancomer SA (A)	6.500	03-10-21		700,000	726,250
Blue Racer Midstream LLC (A)	6.125	11-15-22		1,320,000	1,343,390
Cablevision Systems Corp.	5.875	09-15-22		1,010,000	1,007,475
CB Escrow Corp. (A)	8.000	10-15-25		1,000,000	935,000
14	JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
United States (continued)
CCO Holdings LLC	5.125	02-15-23	900,000	$897,750
Citigroup, Inc. (6.125% to 11-15-20, then 3 month LIBOR + 4.478%) (B)	6.125	11-15-20	1,000,000	1,042,500
Clear Channel Worldwide Holdings, Inc.	6.500	11-15-22	650,000	663,813
Community Health Systems, Inc.	5.125	08-01-21	290,000	272,510
Community Health Systems, Inc.	6.875	02-01-22	330,000	173,250
Community Health Systems, Inc.	8.000	11-15-19	865,000	839,050
Consolidated Communications, Inc.	6.500	10-01-22	1,390,000	1,292,700
CSI Compressco LP	7.250	08-15-22	2,050,000	1,921,875
DCP Midstream Operating LP (5.850% to 5-21-23, then 3 month LIBOR + 3.850%) (A)	5.850	05-21-43	810,000	749,007
Eldorado Resorts, Inc.	7.000	08-01-23	1,415,000	1,496,363
EMI Music Publishing Group North America Holdings, Inc. (A)	7.625	06-15-24	400,000	433,000
Energy Transfer Partners LP	2.500	06-15-18	1,050,000	1,050,024
Enova International, Inc.	9.750	06-01-21	1,048,000	1,095,160
Exela Intermediate LLC (A)	10.000	07-15-23	910,000	931,613
Freedom Mortgage Corp. (A)	8.125	11-15-24	1,440,000	1,432,368
Frontier Communications Corp.	7.125	01-15-23	910,000	665,438
Group 1 Automotive, Inc. (A)	5.250	12-15-23	995,000	970,125
HCA Healthcare, Inc.	6.250	02-15-21	1,000,000	1,047,500
HCA, Inc.	7.500	02-15-22	450,000	490,500
International Game Technology PLC (A)	5.625	02-15-20	800,000	814,000
iStar, Inc.	4.625	09-15-20	525,000	517,781
Ladder Capital Finance Holdings LLLP (A)	5.875	08-01-21	1,385,000	1,410,969
Laredo Petroleum, Inc.	6.250	03-15-23	995,000	990,025
Lions Gate Capital Holdings LLC (A)	5.875	11-01-24	560,000	560,000
MDC Partners, Inc. (A)	6.500	05-01-24	950,000	840,750
MEDNAX, Inc. (A)	5.250	12-01-23	990,000	975,150
MGIC Investment Corp.	5.750	08-15-23	610,000	622,200
Murphy Oil Corp.	4.000	06-01-22	1,424,000	1,395,520
National CineMedia LLC	6.000	04-15-22	1,070,000	1,086,050
Nationstar Mortgage LLC	6.500	08-01-18	645,000	645,123
Nationstar Mortgage LLC	7.875	10-01-20	600,000	608,400
NCR Corp.	5.875	12-15-21	1,000,000	1,012,900
Newfield Exploration Company	5.750	01-30-22	750,000	785,625
NRG Energy, Inc.	6.250	07-15-22	705,000	726,150
Oasis Petroleum, Inc.	6.875	03-15-22	488,000	495,320
Plains All American Pipeline LP (6.125% to 11-15-22, then 3 month LIBOR + 4.110%) (B)	6.125	11-15-22	1,785,000	1,709,138
Platform Specialty Products Corp. (A)	6.500	02-01-22	445,000	456,125
Qorvo, Inc.	7.000	12-01-25	270,000	290,588
Radian Group, Inc.	4.500	10-01-24	720,000	684,900
Radian Group, Inc.	7.000	03-15-21	306,000	328,185
Revlon Consumer Products Corp.	5.750	02-15-21	950,000	712,500
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND	15

	Rate (%)	Maturity date		Par value^	Value
United States (continued)
Reynolds Group Issuer, Inc. (A)	7.000	07-15-24		650,000	$667,030
Rite Aid Corp. (A)	6.125	04-01-23		1,315,000	1,347,875
SBA Communications Corp.	4.875	07-15-22		665,000	656,688
Select Medical Corp.	6.375	06-01-21		1,000,000	1,013,750
Simmons Foods, Inc. (A)	5.750	11-01-24		550,000	467,500
SM Energy Company	6.500	11-15-21		1,900,000	1,933,250
Stearns Holdings LLC (A)	9.375	08-15-20		460,000	463,450
Tapstone Energy LLC (A)	9.750	06-01-22		645,000	547,444
Team Health Holdings, Inc. (A)	6.375	02-01-25		615,000	531,975
The Chemours Company	6.625	05-15-23		995,000	1,045,029
Valeant Pharmaceuticals International, Inc. (A)	4.500	05-15-23	EUR	410,000	452,888
Valeant Pharmaceuticals International, Inc. (A)	7.500	07-15-21		1,000,000	1,018,750
Whiting Petroleum Corp.	5.750	03-15-21		730,000	744,600
Williams Scotsman International, Inc. (A)	7.875	12-15-22		1,080,000	1,128,600
Windstream Services LLC (A)	6.375	08-01-23		2,160,000	1,220,400
WPX Energy, Inc.	6.000	01-15-22		197,000	206,850
Virgin Islands, British 0.3%					760,418

Shandong Iron And Steel Xinheng International Company, Ltd.	6.500	06-14-21		800,000	760,418
Convertible bonds 0.2%					$324,303
(Cost $253,869)
United States 0.2%					324,303

Advanced Micro Devices, Inc.	2.125	09-01-26		175,000	324,303

Capital preferred securities 0.3%					$763,000
(Cost $782,152)
United States 0.3%					763,000

ILFC E-Capital Trust II (Highest of 3 month LIBOR/10 Year CMT/30 Year CMT + 1.800%) (A)(D)	4.890	12-21-65		800,000	763,000

Term loans (E) 13.1%					$33,178,921
(Cost $33,711,906)
Luxembourg 0.7%					1,665,609
Almonde, Inc. (3 month LIBOR + 3.500%)	5.807	06-13-24		823,775	810,183
Mallinckrodt International Finance SA (3 month LIBOR + 2.750%)	5.203	09-24-24		619,193	600,617
SS&C European Holdings Sarl (1 month LIBOR + 2.500%)	4.480	04-16-25		253,541	254,809
United States 12.4%					31,513,312
Albertson's LLC (3 month LIBOR + 3.000%)	5.292	12-21-22		939,435	929,317
Ancestry.com Operations, Inc. (1 month LIBOR + 3.250%)	5.230	10-19-23		1,122,998	1,122,998
Apergy Corp. (1 month LIBOR + 2.500%)	4.438	05-09-25		520,000	520,978
16	JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
United States (continued)
Avaya, Inc. (1 month LIBOR + 4.750%)	6.684	12-15-24		997,500	$1,002,767
Brand Industrial Services, Inc. (3 month LIBOR + 4.250%)	6.611	06-21-24		1,394,463	1,401,588
BWAY Corp. (2 and 3 month LIBOR + 3.250%)	5.587	04-03-24		1,131,450	1,133,272
Cengage Learning, Inc. (1 month LIBOR + 4.250%)	6.184	06-07-23		650,000	581,913
CenturyLink, Inc. (1 month LIBOR + 2.750%)	4.730	01-31-25		1,201,988	1,186,362
Consolidated Container Company LLC (1 month LIBOR + 2.750%)	4.730	05-22-24		1,243,758	1,248,733
Crown European Holdings SA (3 month EURIBOR + 2.375%)	2.375	01-18-25	EUR	1,195,000	1,398,762
Doncasters US Finance LLC (3 month LIBOR + 3.500%)	5.837	04-09-20		356,580	344,100
Freedom Mortgage Corp. (1 month LIBOR + 4.750%)	6.711	02-23-22		872,625	881,901
Frontier Communications Corp. (1 month LIBOR + 3.750%)	5.740	06-15-24		491,263	486,659
FTS International, Inc. (1 month LIBOR + 4.750%)	6.730	04-16-21		719,106	721,802
Gates Global LLC (3 month EURIBOR + 3.000%)	3.000	04-01-24	EUR	801,380	935,346
Jazz Acquisition, Inc. (3 month LIBOR + 3.500%)	5.802	06-19-21		602,273	587,216
LSC Communications, Inc. (1 month LIBOR + 5.500%)	7.480	09-30-22		928,690	929,851
McGraw-Hill Global Education Holdings LLC (1 month LIBOR + 4.000%)	5.980	05-04-22		745,000	724,513
Moran Foods LLC (1 month LIBOR + 6.000%)	7.980	12-05-23		1,387,438	1,115,736
National Mentor Holdings, Inc. (3 month LIBOR + 3.000%)	5.302	01-31-21		826,730	828,796
Neiman Marcus Group, Ltd. LLC (1 month LIBOR + 3.250%)	5.173	10-25-20		1,222,550	1,081,444
NeuStar, Inc. (3 month LIBOR + 8.000%)	10.302	08-08-25		634,824	626,888
New Arclin US Holding Corp. (3 month LIBOR + 3.500%)	5.802	02-14-24		960,175	966,973
Project Alpha Intermediate Holding, Inc. (6 month LIBOR + 3.500%)	5.990	04-26-24		1,181,075	1,176,646
Rackspace Hosting, Inc. (3 month LIBOR + 3.000%)	5.362	11-03-23		1,497,193	1,485,500
Select Medical Corp. (Prime rate and 12 month LIBOR + 1.750% and 2.750%)	4.681	03-01-21		1,188,000	1,192,954
SS&C Technologies, Inc. (1 month LIBOR + 2.500%)	4.480	04-16-25		677,193	680,578
Team Health Holdings, Inc. (1 month LIBOR + 2.750%)	4.730	02-06-24		1,012,331	976,059
Tronox Blocked Borrower LLC (3 month LIBOR + 3.000%)	5.302	09-22-24		475,692	477,813
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND	17

	Rate (%)	Maturity date	Par value^	Value
United States (continued)
Tronox Finance LLC (3 month LIBOR + 3.000%)	5.302	09-22-24	1,097,250	$1,102,144
Twin River Management Group, Inc. (3 month LIBOR + 3.500%)	5.802	07-10-20	1,172,336	1,175,267
West Corp. (1 month LIBOR + 3.500%)	5.480	10-10-24	975,000	966,118

West Corp. (1 month LIBOR + 4.000%)	5.980	10-10-24	1,525,307	1,522,318
Collateralized mortgage obligations 3.7%				$9,422,650
(Cost $9,250,841)
United States 3.7%				9,422,650
BAMLL Commercial Mortgage Securities Trust Series 2015-200P, Class F (A)(F)	3.596	04-14-33	2,000,000	1,873,566
BBCMS Mortgage Trust Series 2018-TALL, Class E (1 month LIBOR + 2.437%) (A)(D)	4.356	03-15-37	1,160,000	1,159,280
CGBAM Commercial Mortgage Trust Series 2015-SMRT, Class F (A)(F)	3.786	04-10-28	500,000	496,104
Commercial Mortgage Trust (Deutsche Bank AG) Series 2014-TWC, Class E (1 month LIBOR + 3.250%) (A)(D)	5.146	02-13-32	1,500,000	1,521,387
GAHR Commercial Mortgage Trust Series 2015-NRF, Class EFX (A)(F)	3.382	12-15-34	1,000,000	989,833
GS Mortgage Securities Corp. Trust Series 2016-RENT, Class E (A)(F)	4.067	02-10-29	1,360,000	1,340,948
Hudsons Bay Simon JV Trust Series 2015-HBFL, Class DFL (1 month LIBOR + 3.650%) (A)(D)	5.565	08-05-34	135,000	134,999
MSCG Trust Series 2016-SNR, Class D (A)	6.550	11-15-34	1,110,000	1,101,840

WFCG Commercial Mortgage Trust Series 2015-BXRP, Class D (1 month LIBOR + 2.571%) (A)(D)	4.490	11-15-29	803,427	804,693
Asset backed securities 1.0%				$2,432,079
(Cost $2,355,695)
United States 1.0%				2,432,079
Coinstar Funding LLC Series 2017-1A, Class A2 (A)	5.216	04-25-47	143,550	146,835
Driven Brands Funding LLC Series 2015-1A, Class A2 (A)	5.216	07-20-45	862,875	892,981
VB-S1 Issuer LLC Series 2016-1A, Class F (A)	6.901	06-15-46	1,000,000	1,043,159
Westgate Resorts LLC Series 2015-2A, Class B (A)	4.000	07-20-28	349,707	349,104

18	JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Common stocks 0.6%		$1,637,705
(Cost $5,084,974)
Colombia 0.2%		499,267
Frontera Energy Corp. (G)	17,041	499,267
United States 0.4%		1,138,438
Allergan PLC	3,995	602,446
Avaya Holdings Corp. (G)	13,288	293,266
Halcon Resources Corp. (G)	20,409	98,780

SandRidge Energy, Inc. (G)	9,900	143,946
Preferred securities 2.2%		$5,530,997
(Cost $5,535,809)
United States 2.2%		5,530,997
Crown Castle International Corp., Series A, 6.875%	1,735	1,810,091
DTE Energy Company, 6.500%	11,530	593,564
GMAC Capital Trust I (3 month LIBOR + 5.785%), 8.128% (D)	91,170	2,380,449
Kinder Morgan, Inc., 9.750%	12,500	409,250
Sempra Energy, 6.000%	3,404	337,643

	Contracts/Notional amount	Value
Purchased options 0.0%		$3
(Cost $32,560)
Puts 0.0%		3
Over the Counter Option on the EUR vs. USD (Expiration Date: 6-19-18; Strike Price: EUR 0.95; Counterparty: RBC Dominion Securities, Inc.) (G)(H)	2,500,000	3

	Shares	Value
Warrants 0.0%		$16,626
(Cost $0)
Avaya Holdings Corp. (Expiration Date: 12-15-22; Strike Price: $25.55) (G)	2,773	13,000
Halcon Resources Corp. (Expiration Date: 9-9-20; Strike Price: $14.04) (G)	5,544	3,626

	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 5.3%				$13,395,000
(Cost $13,395,000)
U.S. Government Agency 5.2%				13,047,000
Federal Agricultural Mortgage Corp. Discount Note	1.550	06-01-18	1,664,000	1,664,000
Federal Home Loan Bank Discount Note	1.500	06-01-18	11,383,000	11,383,000

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND	19

	Par value^	Value
Repurchase agreement 0.1%		348,000

Repurchase Agreement with State Street Corp. dated 5-31-18 at 0.740% to be repurchased at $348,007 on 6-1-18, collateralized by $355,000 U.S. Treasury Notes, 2.750% due 5-31-23 (valued at $356,331, including interest)	348,000	348,000
Total investments (Cost $253,990,967) 96.2%		$243,861,391
Other assets and liabilities, net 3.8%		9,761,240
Total net assets 100.0%		$253,622,631

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Currency Abbreviations
BRL	Brazilian Real
EUR	Euro
MXN	Mexican Peso
PEN	Peruvian Nuevo Sol

Security Abbreviations and Legend
CMT	Constant Maturity Treasury
EURIBOR	Euro Interbank Offered Rate
ISDAFIX	International Swaps and Derivatives Association Fixed Interest Rate Swap Rate
LIBOR	London Interbank Offered Rate
PIK	Pay-in-Kind Security - Represents a payment-in-kind which may pay interest in additional par and/or cash. Rates shown are the current rate and most recent payment rate.
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $92,341,993 or 36.4% of the fund's net assets as of 5-31-18.
(B)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(C)	Security purchased or sold on a when-issued or delayed delivery basis.
(D)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(E)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(F)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(G)	Non-income producing security.
(H)	For this type of option, notional amounts are equivalent to number of contracts.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
20	JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis*	Notional value*	Unrealized appreciation (depreciation)
10-Year U.S. Treasury Note Futures	30	Short	Sep 2018	$(3,575,093)	$(3,613,125)	$(38,032)
German Euro BUND Futures	5	Short	Jun 2018	(928,978)	(947,749)	(18,771)
						$(56,803)
* Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
USD	829,165	PEN	2,735,000	State Street Bank and Trust Company	10/30/2018	—	$(2,630)
						—	$(2,630)

Derivatives Currency Abbreviations
PEN	Peruvian Nuevo Sol
USD	U.S. Dollar
At 5-31-18, the aggregate cost of investments for federal income tax purposes was $254,632,009. Net unrealized depreciation aggregated to $10,830,051, of which $2,519,317 related to gross unrealized appreciation and $13,349,368 related to gross unrealized depreciation.
OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND	21

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 5-31-18

Assets
Unaffiliated investments, at value (Cost $253,990,967)	$243,861,391
Cash	5,877,287
Foreign currency, at value (Cost $17,224)	17,048
Cash held at broker for futures contracts	92,890
Dividends and interest receivable	3,197,551
Receivable for fund shares sold	1,200
Receivable for investments sold	2,024,314
Other assets	12,568
Total assets	255,084,249
Liabilities
Unrealized depreciation on forward foreign currency contracts	2,630
Payable for futures variation margin	56,731
Payable for investments purchased	573,200
Payable for delayed delivery securities purchased	638,175
Payable for fund shares repurchased	110,161
Payable to affiliates
Accounting and legal services fees	30,810
Trustees' fees	482
Other liabilities and accrued expenses	49,429
Total liabilities	1,461,618
Net assets	$253,622,631
Net assets consist of
Paid-in capital	$300,033,081
Undistributed net investment income	449,819
Accumulated net realized gain (loss) on investments, futures contracts and foreign currency transactions	(36,656,808)
Net unrealized appreciation (depreciation) on investments, futures contracts and translation of assets and liabilities in foreign currencies	(10,203,461)
Net assets	$253,622,631

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class NAV ($253,622,631 ÷ 28,568,571 shares)	$8.88
22	JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the year ended  5-31-18

Investment income
Interest	$16,204,526
Dividends	489,196
Less foreign taxes withheld	(5,053)
Total investment income	16,688,669
Expenses
Investment management fees	2,066,581
Accounting and legal services fees	63,890
Trustees' fees	5,400
Custodian fees	78,572
Printing and postage	12,553
Professional fees	80,672
Other	16,645
Total expenses	2,324,313
Less expense reductions	(23,504)
Net expenses	2,300,809
Net investment income	14,387,860
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	1,508,753
Futures contracts	119,648
Forward foreign currency contracts	528
1,628,929
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(10,590,225)
Futures contracts	(23,909)
Forward foreign currency contracts	16,611
(10,597,523)
Net realized and unrealized loss	(8,968,594)
Increase in net assets from operations	$5,419,266

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND	23

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 5-31-18	Year ended 5-31-17
Increase (decrease) in net assets
From operations
Net investment income	$14,387,860	$16,021,716
Net realized gain	1,628,929	1,436,573
Change in net unrealized appreciation (depreciation)	(10,597,523)	13,756,709
Increase in net assets resulting from operations	5,419,266	31,214,998
Distributions to shareholders
From net investment income
Class NAV	(14,676,614)	(15,928,905)
From tax return of capital
Class NAV	—	(967,895)
Total distributions	(14,676,614)	(16,896,800)
From fund share transactions	(65,246,644)	(1,598,933)
Total increase (decrease)	(74,503,992)	12,719,265
Net assets
Beginning of year	328,126,623	315,407,358
End of year	$253,622,631	$328,126,623
Undistributed net investment income	$449,819	$19,241
24	JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
CLASS NAV SHARES Period ended	5-31-18	5-31-17	5-31-16	5-31-15	5-31-14 [1]
Per share operating performance
Net asset value, beginning of period	$9.19	$8.79	$9.38	$10.09	$10.00
Net investment income[2]	0.47	0.45	0.49	0.53	0.31
Net realized and unrealized gain (loss) on investments	(0.30)	0.43	(0.54)	(0.65)	0.13
Total from investment operations	0.17	0.88	(0.05)	(0.12)	0.44
Less distributions
From net investment income	(0.48)	(0.45)	(0.54)	(0.59)	(0.35)
From net realized gain	—	—	—	— [3]	—
From tax return of capital	—	(0.03)	—	—	—
Total distributions	(0.48)	(0.48)	(0.54)	(0.59)	(0.35)
Net asset value, end of period	$8.88	$9.19	$8.79	$9.38	$10.09
Total return (%)[4]	1.70	10.20	(0.27)	(1.16)	4.45 [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$254	$328	$315	$384	$150
Ratios (as a percentage of average net assets):
Expenses before reductions	0.83	0.82	0.81	0.80	0.97 [6]
Expenses including reductions	0.82	0.81	0.81	0.79	0.97 [6]
Net investment income	5.12	5.00	5.63	5.50	5.20 [6]
Portfolio turnover (%)	67	74	56	62	44

[1]	Period from 10-21-13 (commencement of operations) to 5-31-14.
[2]	Based on average daily shares outstanding.
[3]	Less than $0.005 per share.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Annualized.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND	25

Notes to financial statements

Note 1 — Organization

John Hancock Global Short Duration Credit Fund (the fund) is a series of John Hancock Bond Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek to maximize total return consisting of current income and capital appreciation. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Unlisted options are valued using evaluated prices obtained from an independent pricing vendor. Futures contracts are typically valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Foreign equity index futures that trade in the electronic trading market subsequent to the close of regular trading may be valued at the last traded price in the electronic trading market as of 4:00 P.M. ET, or may be fair valued based on fair value adjustment factors provided by an independent pricing vendor in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       26

securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of May 31, 2018, by major security category or type:

	Total value at 5-31-18	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Foreign government obligations	$4,141,189	—	$4,141,189	—
Corporate bonds	173,018,918	—	173,018,918	—
Convertible bonds	324,303	—	324,303	—
Capital preferred securities	763,000	—	763,000	—
Term loans	33,178,921	—	33,178,921	—
Collateralized mortgage obligations	9,422,650	—	9,422,650	—
Asset backed securities	2,432,079	—	2,432,079	—
Common stocks	1,637,705	$1,637,705	—	—
Preferred securities	5,530,997	3,720,906	1,810,091	—
Purchased options	3	—	3	—
Warrants	16,626	16,626	—	—
Short-term investments	13,395,000	—	13,395,000	—
Total investments in securities	$243,861,391	$5,375,237	$238,486,154	—
Derivatives:
Liabilities
Futures	$(56,803)	$(38,032)	$(18,771)	—
Forward foreign currency contracts	(2,630)	—	(2,630)	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Term loans (Floating rate loans). The fund may invest in term loans, which are debt securities and are often rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale and

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generally have longer settlement periods than conventional debt securities. Term loans involve special types of risk, including credit risk, interest-rate risk, counterparty risk and risk associated with extended settlement. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.

The fund's ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. The fund's failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason would adversely affect the fund's income and would likely reduce the value of its assets. Transactions in loan investments typically take a significant amount of time (i.e., seven days or longer) to settle. This could pose a liquidity risk to the fund and, if the fund's exposure to such investments is substantial, could impair the fund's ability to meet redemptions. Because term loans may not be rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadvisor's credit analysis of the borrower and/or term loan agents. There is greater risk that the fund may have limited rights to enforce the terms of an underlying loan than for other types of debt instruments.

At May 31, 2018, the fund had $931,000 in unfunded loan commitments outstanding.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign investing. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.

Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriation taxes imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. Estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes, less any amounts reclaimable.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 29, 2017, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an

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aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 29, 2017, the fund had a similar agreement that enabled it to participate in a $1 billion unsecured committed line of credit. For the year ended May 31, 2018, the fund had no borrowings under either line of credit. Commitment fees for the year ended May 31, 2018 were $3,417.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of May 31, 2018, the fund has a short-term capital loss carryforward of $15,213,926 and a long-term capital loss carryforward of $20,801,840 available to offset future net realized capital gains. These carryforwards do not expire.

As of May 31, 2018, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund declares dividends daily and pays them monthly. Capital gain distributions, if any, are paid annually. The tax character of distributions for the years ended May 31, 2018 and 2017 was as follows:

	May 31, 2018	May 31, 2017
Ordinary Income	$14,676,614	$15,928,905
Tax Return of Capital	—	967,895
Total	$14,676,614	$16,896,800

As of May 31, 2018, the components of distributable earnings on a tax basis consisted of $449,819 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to amortization and accretion on debt securities.

Note 3 — Derivative Instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

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Forward foreign currency contracts and certain options are typically traded through the OTC market. Certain forwards and options are regulated by the Commodity Futures Trading Commission. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

Futures are traded on an exchange. Exchange-traded transactions generally present less counterparty risk to a fund than OTC transactions. The exchange stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange and the clearing member.

Margin requirements for exchange-traded derivatives are set by the broker or applicable clearinghouse. Margin for exchange-traded transactions is detailed in the Statement of assets and liabilities as Cash held at broker for futures contracts.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the year ended May 31, 2018, the fund used futures contracts to manage duration and maintain diversity of the fund. The fund held futures contracts with notional values ranging from $3.6 million to $7.6 million, as measured at each quarter end.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the year ended May 31, 2018, the fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates. The fund held forward foreign currency contracts with U.S. dollar notional values ranging from $0.8 million to $5.8 million, as measured at each quarter end.

Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying

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instrument at the exercise price. Writing puts and buying calls may increase the fund's exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund's exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.

When the fund purchases an option, the premium paid by the fund is included in the Fund's investments and subsequently "marked-to-market" to reflect current market value. If the purchased option expires, the fund realizes a loss equal to the cost of the option. If the fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If the fund enters into a closing sale transaction, the fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the fund.

During the year ended May 31, 2018, the fund used purchased options to manage against anticipated changes in currency exchange rates. The fund held purchased options with market values ranging up to $21,000, as measured at each quarter end.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at May 31, 2018 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivative fair value
Interest rate	Receivable/payable for futures variation margin	Futures†	—	($56,803)
Foreign currency	Unrealized appreciation / depreciation on forward foreign currency contracts	Forward foreign currency contracts	—	(2,630)
Foreign currency	Unaffiliated investments, at value*	Purchased options	$3	—
			$3	($59,433)
† Reflects cumulative appreciation/depreciation on futures as disclosed in the Fund's investments. Only the year end variation margin is separately disclosed on the Statement of assets and liabilities.
* Purchased options are included in the Fund's investments.

For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended May 31, 2018:

Statement of operations location - net realized gain (loss) on:
Risk	Unaffiliated investments and foreign currency transactions [1]	Futures contracts	Forward foreign currency contracts	Total
Foreign currency	($65,013)	—	$528	($64,485)
Interest rate	—	$119,648	—	119,648
Total	($65,013)	$119,648	$528	$55,163
[1] Realized gain/loss associated with purchased options is included in this caption on the Statement of operations.

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The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended May 31, 2018:

Statement of operations location - change in net unrealized appreciation (depreciation) of:
Risk	Unaffiliated investments and translation of assets and liabilities in foreign currencies [1]	Futures contracts	Forward foreign currency contracts	Total
Foreign currency	$73,246	—	$16,611	$89,857
Interest rate	—	($23,909)	—	(23,909)
Total	$73,246	($23,909)	$16,611	$65,948
[1] Change in unrealized appreciation/depreciation associated with purchased options is included in this caption on the Statement of operations.

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.740% of the first $250 million of the fund's average daily net assets, (b) 0.700% of the next $500 million of the fund's average daily net assets and (c) 0.675% of the fund's average daily net assets in excess of $750 million. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended May 31, 2018, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The expense reductions described above amounted to $23,504 for the year ended May 31, 2018.

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended May 31, 2018 were equivalent to a net annual effective rate of 0.73% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended May 31, 2018 amounted to an annual rate of 0.02% of the fund's average daily net assets.

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Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Interfund lending program Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. The fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or lender	Weighted average loan balance	Days outstanding	Weighted average interest rate	Interest income
Lender	$1,000,000	3	1.710%	$143

Note 6 — Fund share transactions

Transactions in fund shares for the years ended May 31, 2018 and 2017 were as follows:

		Year ended 5-31-18		Year ended 5-31-17
	Shares	Amount	Shares	Amount
Class NAV Shares
Sold	692,820	$6,297,262	4,895,245	$44,014,832
Distributions reinvested	1,610,884	14,676,614	1,862,517	16,896,800
Repurchased	(9,432,803)	(86,220,520)	(6,931,274)	(62,510,565)
Net decrease	(7,129,099)	$(65,246,644)	(173,512)	$(1,598,933)
Total net decrease	(7,129,099)	$(65,246,644)	(173,512)	$(1,598,933)

Affiliates of the fund owned 100% of shares of Class NAV on May 31, 2018. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $179,479,818 and $256,753,785, respectively, for the year ended May 31, 2018.

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At May 31, 2018, funds within the John Hancock group of funds complex held 100% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliated concentration
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	39.1%
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	20.3%
John Hancock Funds II Multimanager Lifestyle Moderate Portfolio	15.0%
John Hancock Funds II Multimanager Lifestyle Conservative Portfolio	10.8%

Note 9 — New accounting pronouncement

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2017-08, Premium Amortization on Purchased Callable Debt Securities, which shortens the premium amortization period for purchased non-contingently callable debt securities. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the impact of ASU 2017-08 to the fund.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of John Hancock Bond Trust and Shareholders of John Hancock Global Short Duration Credit Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund's investments, of John Hancock Global Short Duration Credit Fund (one of the funds constituting John Hancock Bond Trust, referred to hereafter as the "Fund") as of May 31, 2018, the related statement of operations for the year ended May 31, 2018, the statements of changes in net assets for each of the two years in the period ended May 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2018 by correspondence with the custodian, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

July 16, 2018

We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.

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TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended May 31, 2018.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2018 Form 1099-DIV in early 2019. This will reflect the tax character of all distributions paid in calendar year 2018.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	216
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2012	216
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

James R. Boyle, Born: 1959	2015	216
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2012	216
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	1986	216
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

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Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Grace K. Fey, Born: 1946	2012	216
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Theron S. Hoffman,[2] Born: 1947	2012	216
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Board Member, Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	216
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2012	216

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014-2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	1994	216
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       37

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2009	216
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	216
President and Non-Independent Trustee
Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2017).

Marianne Harrison, Born: 1963	2018	216
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013-2017); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Coummunitech, an industry-led innovation center that fosters technology companies in Canada (since 2017); Member, Board of Directors, Manulife Assurance Canada (since 2015); Board Member, St. Mary's General Hospital Foundation (since 2014); Member, Board of Directors, Manulife Bank of Canada (since 2013); Member, Standing Committee of the Canadian Life & Health Assurance Association (since 2013); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012-2013). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds[3], John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2018).

Warren A. Thomson, Born: 1955	2012	216
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       38

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
John J. Danello, Born: 1955	2006
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 40 other John Hancock funds consisting of 30 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       39

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†#
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 6-19-18

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       40

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Natural Resources

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Redwood

Seaport Long/Short

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Income Allocation

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Global Short Duration Credit Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
426A 5/18 7/18

John Hancock

Global Conservative Absolute Return Fund

Annual report 5/31/18

A message to shareholders

Dear shareholder,

It was a challenging 12 months for fixed-income investors, as both short- and long-term yields rose steadily higher. Inflation fears sparked a sell-off in credit segments of the markets in early 2018. The U.S. Federal Reserve (Fed) raised the benchmark lending rate by a quarter point three times during the period—and once more just after period end—bringing the federal funds rate to a range of 1.75% to 2.00%. The Fed appears to be moving in line with economic data, as its GDP estimate for 2018 rose from 2.00% to 3.00%. It has now hiked rates seven times since it began the current tightening cycle in December 2015, and indicated that more rate increases are likely this year.

While the U.S. economy has been fairly strong, this can lead to higher inflation, a stronger dollar, and tighter monetary policy, which isn't a favorable environment for many interest-rate-sensitive bonds. Those concerns have been reflected in recent market volatility, which is likely representative of the kinds of challenges income investors will continue to face in the back half of the year.

Your best resource in unpredictable markets is your financial advisor, who can help position your portfolio so that it's sufficiently diversified to meet your long-term objectives and to withstand the inevitable turbulence along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investments
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. It is not possible to invest directly into an index. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Global Conservative Absolute Return Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
23	Financial statements
27	Financial highlights
32	Notes to financial statements
44	Report of independent registered public accounting firm
45	Trustees and Officers
49	More information

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term absolute return.

AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/18 (%)

The ICE Bank of America Merrill Lynch 3-Month LIBOR Average Index tracks the performance of a basket of synthetic assets paying LIBOR (London Interbank Offered Rate) to a stated maturity.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

The fund declined

The fund posted a loss for the period, trailing its cash benchmark, the ICE BofA ML 3-Month LIBOR Average Index.

Interest-rate positions detracted from performance

The fund's duration, yield curve, and cross-market interest-rate strategies weighed on results. A particular position designed to benefit from falling Australian interest rates was the most significant detractor.

Certain credit positions contributed to performance

While the fund's exposure to interest-rate risk was not rewarded for the period, its exposure to certain credit risks fared better.

COUNTRY COMPOSITION AS OF 5/31/18 (%)

United States	24.7
United Kingdom	18.5
France	8.4
New Zealand	7.4
Netherlands	6.1
Germany	5.9
Canada	3.9
Japan	3.2
Singapore	2.4
Sweden	2.0
Other countries	17.5
TOTAL	100.0
As a percentage of net assets.

A note about risks

Absolute return funds are not designed to outperform stocks and bonds in strong markets. There is no guarantee of a positive return, of the fund achieving its objective, or that volatility reducing strategies will be successful. Derivatives transactions, such as hedging and other strategic transactions, may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Investments in higher-yielding, lower-rated securities are subject to a higher risk of default. A fund concentrated in one sector or industry, or that holds a limited number of securities, may fluctuate more than a fund that invests in a wider variety of sectors or industries. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Currency transactions are affected by fluctuations in exchange rates. Fund distributions generally depend on income from underlying investments and may vary or cease altogether in the future. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       3

Discussion of fund performance

An interview with Portfolio Manager Roger Sadewsky, Standard Life Investments (Corporate Funds) Limited

Roger Sadewsky
Portfolio Manager
Standard Life Investments

How would you describe the mandate of the fund, and what types of financial instruments do you use to pursue its investment objective?

The fund's strategy is to seek positive absolute returns over time, independent of the general direction of bond prices. The fund has an extensive investment universe, which gives us latitude to hold a wide range of global financial assets and derivatives. We group each of the fund's specific investment strategies into one of seven broad categories: credit, duration, curve, inflation, foreign exchange, cross market, and volatility. Residual exposure resides in cash and cash equivalents.

Credit can include corporate bonds, emerging-market income positions, and credit default swaps. Duration can include government bonds, bond futures, and swaps. Curve can include those strategies seeking to exploit changing yield curve differentials across global markets. Inflation can include inflation-linked bonds and swaps. Foreign exchange can include a range of conventional currency contracts. Cross-market strategies can set long exposure to one asset against short exposure to another, which is relative value approach to fixed-income markets and sectors. Volatility can include interest-rate swaptions, variance swaps, or other investment strategies seeking to exploit price volatility for the fund's benefit.

What was the capital market and macroeconomic environment like during the 12 months ended May 31, 2018?

U.S. economic data continued to improve during the fund's fiscal year. The unemployment rate declined, wages notched modest gains, and the stock market rose. The U.S. Federal Reserve (Fed) raised short-term interest rates three times during the reporting period, and once more shortly thereafter. In addition to hiking rates, the Fed continued reducing the size of its balance sheet by allowing some of its holdings in U.S. Treasuries and mortgage-backed securities to mature without reinvesting the proceeds. The yield on the 10-year U.S. Treasury note rose from 2.21% to 2.83% for the period.

Interest rates rose in many other parts of the world, too. Interest rates and bond prices generally move in opposite directions, and this period was a difficult one for many government bondholders.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       4

"On balance, the fund's interest-rate positions, expressed through a collection of cross-market, duration, and yield curve strategies, detracted from performance."
While interest-rate risk—most prominent in longer duration bonds—was penalized for the period, certain credit risks fared better.

How did the fund perform?

The fund's Class A shares declined 1.71%, excluding sales charges, while its cash benchmark, the ICE BofA ML 3-Month LIBOR Average Index, was up 1.57%.

What exposures in general—and specific strategies in particular—detracted from the fund's performance?

On balance, the fund's interest-rate positions, expressed through a collection of cross-market, duration, and yield curve strategies, detracted from performance.

The fund's Australian forward-start interest-rate strategy was the most significant detractor for the period. The strategy is designed to benefit when Australian government bond prices rise (and interest rates fall), a scenario that didn't materialize during the period.

For similar reasons, the fund's Australian versus U.K. duration cross-market strategy also declined. The strategy was designed to benefit from falling Australian interest rates (relative to U.K. rates) or rising U.K. rates (relative to Australian rates), neither of which happened. We closed the position

FUND COMPOSITION AS OF 5/31/18 (%)

Corporate bonds	37.8	U.S. Government	2.0
Financials	19.9	Short-term investments	50.6
Utilities	4.5	U.SU.S. Government	17.4
Telecommunication services	3.1	Commercial paper	12.7
Industrials	3.0	Certificate of deposit	11.1
Consumer discretionary	2.4	Time deposits	8.7
Energy	2.1	Money market funds	0.7
Health care	1.1	Derivative instruments	1.1
Consumer staples	0.9	Inflation swaps	0.5
Real estate	0.5	Credit default swaps	0.4
Materials	0.3	Interest rate swaps	0.2
Foreign government obligations	7.4	Other assets and liabilities	(1.2)
Purchased options	2.3	TOTAL	100.0
As a percentage of net assets.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       5

"We expect bond market returns for the next decade won't be as generous as those realized in the last decade."
before the close of the period. Recent poor U.K. economic data is now more likely to encourage the Bank of England to delay interest-rate hikes, in our view.

The fund's Italian versus German interest-rate strategy also weighed down results. The strategy was designed to benefit from a narrowing of the spread between (relatively high) Italian interest rates and (relatively low) German interest rates. Instead, that spread widened as recent political developments in Italy drove Italian interest rates higher than before. We closed the strategy after concluding that its upside potential would be limited by the altered political landscape in Italy.

Other detractors from the fund's results included its short European real yields position (a duration strategy), its U.S. front-end steepener strategy (curve), and its long Japanese yen versus Korean won strategy (foreign exchange).

What exposures and strategies contributed positively to the fund's performance?

Broadly speaking, the fund's exposure to credit was the most significant driver of positive performance for the period, partially offsetting losses elsewhere.

At the strategy-specific level, the fund's top contributor was its short-dated credit position, which is designed to complement and enhance the way we manage the fund's liquidity. A combination of benign credit conditions and rising short-term interest rates favored the position. This environment was also good for the fund's contingent capital bonds strategy, which posted a gain. Contingent capital bonds, or contingent convertibles, are typically issued by banks; investors in contingent convertibles agree to take equity in exchange for the debt if and when the bank's capital ratio falls below a certain point.

What were the fund's most significant exposures at the close of the period?

Our central expectation is for continued modest broad-based global growth, albeit with regional variations. Government fiscal policies and monetary policies of central banks will be important drivers of asset returns. The United States has continued to move toward a tighter monetary environment. Improving data from Europe may reduce the European Central Bank's (ECB's) appetite for monetary easing, but the ECB will likely remain cautious in the near term given the high levels of uncertainty around the United Kingdom's withdrawal from the European Union. The ECB will also be monitoring Italy's economic and political challenges. Japan, meanwhile, is likely to remain on a loose monetary path.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       6

On many metrics, financial asset prices look expensive. We expect bond market returns for the next decade won't be as generous as those realized in the last decade. We'll seek to exploit the opportunities that these conditions present by implementing a diversified range of strategies using multiple asset classes. At the end of the period, the fund continued to maintain exposure to credit, inflation, foreign exchange, and interest-rate markets across much of the world.

MANAGED BY

Roger Sadewsky On the fund since 2013 Investing since 1986

The views expressed in this report are exclusively those of Roger Sadewsky, Standard Life Investments (Corporate Funds) Limited, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  MAY 31, 2018

Average annual total returns (%) with maximum sales charge			Cumulative total returns (%) with maximum sales charge
	1-year	Since inception[1]	Since inception[1]
Class A	-4.66	-0.56	-2.70
Class C2	-3.43	-0.56	-2.71
Class I3	-1.49	0.30	1.48
Class R6[3]	-1.38	0.42	2.05
Class NAV[3]	-1.38	0.42	2.05
Index 1†	1.57	0.69	3.40
Index 2†	1.34	0.46	2.25
Index 3†	1.09	1.24	6.19

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 3.0% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until September 30, 2018 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R6	Class NAV
Gross (%)	1.71	2.41	1.40	1.31	1.29
Net (%)	1.14	1.89	0.89	0.80	0.78

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index 1 is the ICE Bank of America Merrill Lynch 3-Month LIBOR Average Index; Index 2 is the ICE Bank of America Merrill Lynch U.S. Dollar 1-Month LIBID Average Index; Index 3 is the Bloomberg Barclays Global Aggregate 1-3 Year Hedged USD Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Global Conservative Absolute Return Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in three separate indexes.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)	Index 3 ($)
Class C2,4	7-16-13	9,729	9,729	10,340	10,225	10,619
Class I3	7-16-13	10,148	10,148	10,340	10,225	10,619
Class R6[3]	7-16-13	10,205	10,205	10,340	10,225	10,619
Class NAV[3]	7-16-13	10,205	10,205	10,340	10,225	10,619

The ICE Bank of America Merrill Lynch 3-Month LIBOR Average Index tracks the performance of a basket of synthetic assets paying LIBOR (London Interbank Offered Rate) to a stated maturity.

The ICE Bank of America Merrill Lynch U.S. Dollar 1-Month LIBID Average Index tracks the performance of a basket of synthetic assets paying LIBID (London Interbank Bid Rate) to a stated maturity.

The Bloomberg Barclays Global Aggregate 1-3 Year Hedged USD Index provides a broad-based measure of the global investment-grade fixed-income markets, including corporate, government, supranational, mortgage-backed, and asset-backed securities. The foreign currency exposure of this index has been hedged to U.S. dollars.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	From 7-16-13.
2	Class C shares were first offered on 6-27-14. Returns prior to this date are those of Class A shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
3	For certain types of investors, as described in the fund's prospectuses.
4	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line of each share class in the table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on December 1, 2017, with the same investment held until May 31, 2018.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at May 31, 2018, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line of each share class in the table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on December 1, 2017, with the same investment held until May 31, 2018. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       10

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 12-1-2017	Ending value on 5-31-2018	Expenses paid during period ended 5-31-2018[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$ 992.40	$5.66	1.14%
	Hypothetical example	1,000.00	1,019.20	5.74	1.14%
Class C	Actual expenses/actual returns	1,000.00	989.20	9.37	1.89%
	Hypothetical example	1,000.00	1,015.50	9.50	1.89%
Class I	Actual expenses/actual returns	1,000.00	993.50	4.42	0.89%
	Hypothetical example	1,000.00	1,020.50	4.48	0.89%
Class R6	Actual expenses/actual returns	1,000.00	994.60	3.93	0.79%
	Hypothetical example	1,000.00	1,021.00	3.98	0.79%
Class NAV	Actual expenses/actual returns	1,000.00	994.60	3.88	0.78%
	Hypothetical example	1,000.00	1,021.00	3.93	0.78%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
ANNUAL REPORT | JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND	11

Fund’s investments
AS OF 5-31-18
	Rate (%)	Maturity date		Par value^	Value
U.S. Government and Agency obligations 2.0%					$1,228,341
(Cost $1,223,238)
United States 2.0%					1,228,341

U.S. Treasury Treasury Inflation Protected Security	1.000	02-15-46		1,150,000	1,228,341

Foreign government obligations 7.4%					$4,675,605
(Cost $4,768,072)
New Zealand 7.4%					4,675,605

Dominion of New Zealand, Inflation Linked Bond	2.000	09-20-25	NZD	6,007,000	4,675,605

Corporate bonds 37.8%					$23,810,313
(Cost $23,457,243)
Argentina 0.4%					240,400
Cablevision SA	6.500	06-15-21		190,000	190,475
Pampa Energia SA	7.375	07-21-23		50,000	49,925
Australia 0.9%					535,286
National Australia Bank, Ltd.	1.125	11-10-21	GBP	100,000	132,474
National Australia Bank, Ltd.	1.875	02-20-20	GBP	100,000	134,491
Scentre Group Trust 1	2.375	04-08-22	GBP	100,000	136,720
Westpac Banking Corp.	1.000	06-30-22	GBP	100,000	131,601
Belgium 0.8%					503,172
KBC Group NV (5.625% to 3-19-19, then 5 Year Euro Swap Rate + 4.759%) (A)	5.625	03-19-19	EUR	421,000	503,172
Brazil 0.3%					179,522
Petrobras Global Finance BV	4.375	05-20-23		190,000	179,522
Canada 0.8%					475,542
Bank of Montreal	1.375	12-29-21	GBP	100,000	132,497
PTTEP Canada International Finance, Ltd.	5.692	04-05-21		200,000	211,704
The Bank of Nova Scotia	1.250	06-08-22	GBP	100,000	131,341
Cayman Islands 0.8%					488,837
ASIF II	6.375	10-05-20	GBP	200,000	295,406
MAF Global Securities, Ltd. (5.500% to 9-7-22, then 5 Year U.S. Swap Rate + 3.476) (A)	5.500	09-07-22		200,000	193,431
Colombia 0.3%					189,802
Bancolombia SA (4.875% to 10-18-22, then 5 Year CMT + 2.929%)	4.875	10-18-27		200,000	189,802
Denmark 0.7%					457,172
Danske Bank A/S (5.750% to 4-6-20, then 6 Year Euro Swap Rate + 4.640%) (A)	5.750	04-06-20	EUR	372,000	457,172
12	JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Finland 0.2%					$138,306
OP Corporate Bank PLC	2.500	05-20-22	GBP	100,000	138,306
France 3.1%					1,974,702
BNP Paribas SA	2.375	11-20-19	GBP	200,000	270,860
Credit Agricole SA	5.500	12-17-21	GBP	100,000	151,639
Credit Agricole SA (6.500% to 6-23-21, then 5 Year Euro Swap Rate + 5.120%) (A)	6.500	06-23-21	EUR	400,000	509,703
Electricite de France SA	6.875	12-12-22	GBP	200,000	326,656
Orange SA	7.250	11-10-20	GBP	100,000	151,652
Societe Generale SA (7.875% to 12-18-23, then 5 Year U.S. Swap Rate + 4.979%) (A)	7.875	12-18-23		400,000	416,000
WPP Finance SA	6.375	11-06-20	GBP	100,000	148,192
Germany 1.0%					612,156
Aareal Bank AG (7.625% to 4-30-20, then 1 Year Euro Swap Rate + 7.180%) (A)	7.625	04-30-20	EUR	400,000	490,998
Vonovia Finance BV	3.125	07-25-19	EUR	100,000	121,158
Guatemala 0.3%					204,500
Comunicaciones Celulares SA	6.875	02-06-24		200,000	204,500
Guernsey, Channel Islands 0.5%					276,251
Credit Suisse Group Funding Guernsey, Ltd.	3.000	05-27-22	GBP	200,000	276,251
Hong Kong 0.7%					415,169
China Resources Gas Group, Ltd.	4.500	04-05-22		200,000	204,205
Shimao Property Holdings, Ltd.	8.375	02-10-22		200,000	210,964
Ireland 0.6%					396,196
Bank of Ireland (7.375% to 6-18-20, then 5 Year Euro Swap Rate + 6.956%) (A)	7.375	06-18-20	EUR	200,000	251,439
ESB Finance DAC	6.500	03-05-20	GBP	100,000	144,757
Italy 1.3%					839,573
Autostrade per l'Italia SpA	6.250	06-09-22	GBP	100,000	155,963
Enel SpA	6.250	06-20-19	GBP	100,000	139,634
Intesa Sanpaolo SpA	5.250	01-28-22	GBP	150,000	219,662
Intesa Sanpaolo SpA (7.000% to 1-19-21, then 5 Year Euro Swap Rate + 6.884%) (A)	7.000	01-19-21	EUR	210,000	254,705
Telecom Italia SpA	6.375	06-24-19	GBP	50,000	69,609
Jersey, Channel Islands 0.4%					266,594
AA Bond Company, Ltd.	2.875	07-31-43	GBP	100,000	131,179
CPUK Finance, Ltd.	2.666	02-28-42	GBP	100,000	135,415
Kazakhstan 0.3%					196,942
KazMunayGas National Company JSC	3.875	04-19-22		200,000	196,942
Mexico 0.7%					444,603
Petroleos Mexicanos	3.500	01-30-23		180,000	168,840
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND	13

	Rate (%)	Maturity date		Par value^	Value
Mexico (continued)
Petroleos Mexicanos	8.250	06-02-22	GBP	50,000	$79,763
Unifin Financiera SAB	7.250	09-27-23		200,000	196,000
Netherlands 3.7%					2,326,081
ABN AMRO Bank NV	1.375	06-07-22	GBP	100,000	131,860
ABN AMRO Bank NV (5.750% to 9-22-20, then 5 Year Euro Swap Rate + 5.452%) (A)	5.750	09-22-20	EUR	400,000	496,842
BMW Finance NV	1.875	06-29-20	GBP	200,000	269,379
Cooperatieve Rabobank UA	2.250	03-23-22	GBP	200,000	274,036
Daimler International Finance BV	3.500	06-06-19	GBP	100,000	136,174
Deutsche Telekom International Finance BV	7.375	12-04-19	GBP	200,000	290,210
E.ON International Finance BV	6.000	10-30-19	GBP	100,000	141,783
Innogy Finance BV	6.500	04-20-21	GBP	200,000	302,775
Teva Pharmaceutical Finance Netherlands III BV	2.200	07-21-21		89,000	81,738
Volkswagen Financial Services NV	1.750	09-12-22	GBP	100,000	132,776
Volkswagen Financial Services NV	2.750	10-02-20	GBP	50,000	68,508
Russia 0.3%					211,811
Gazprom OAO	6.510	03-07-22		200,000	211,811
Spain 0.2%					142,556
Telefonica Emisiones SAU	5.597	03-12-20	GBP	100,000	142,556
Sweden 0.4%					269,947
Nordea Bank AB	2.125	11-13-19	GBP	200,000	269,947
Switzerland 0.5%					323,519
Glencore Finance Europe, Ltd.	6.500	02-27-19	GBP	50,000	68,960
UBS Group Funding Switzerland AG (5.750% to 2-19-22, then 5 Year Euro Swap Rate + 5.287%) (A)	5.750	02-19-22	EUR	200,000	254,559
Turkey 0.3%					198,016
Turk Telekomunikasyon AS	3.750	06-19-19		200,000	198,016
United Arab Emirates 0.3%					198,046
Oztel Holdings SPC, Ltd.	5.625	10-24-23		200,000	198,046
United Kingdom 15.3%					9,638,392
Anglian Water Services Financing PLC	5.837	07-30-22	GBP	100,000	156,491
Arqiva Financing PLC	4.040	06-30-35	GBP	100,000	138,486
Bank of Scotland PLC	9.375	05-15-21	GBP	250,000	399,392
Barclays Bank PLC	10.000	05-21-21	GBP	50,000	80,039
Barclays Bank UK PLC	4.250	01-12-22	GBP	100,000	147,125
Barclays PLC	3.125	01-17-24	GBP	100,000	133,381
Barclays PLC (2.375% to 10-6-22, then 1 Year British Pound Swap Rate + 1.320%)	2.375	10-06-23	GBP	100,000	131,223
BAT International Finance PLC	6.375	12-12-19	GBP	200,000	286,322
BUPA Finance PLC	3.375	06-17-21	GBP	200,000	280,920
14	JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
United Kingdom (continued)
Cadent Finance PLC	1.125	09-22-21	GBP	200,000	$263,142
Centrica PLC	7.000	09-19-18	GBP	100,000	135,212
Close Brothers Finance PLC	3.875	06-27-21	GBP	200,000	282,858
Coventry Building Society	5.875	09-28-22	GBP	200,000	312,274
CYBG PLC (8.000% to 12-8-22, then 5 Year British Pound Swap Rate + 6.250%) (A)	8.000	12-08-22	GBP	220,000	297,558
Eversholt Funding PLC	5.831	12-02-20	GBP	200,000	293,807
Experian Finance PLC	4.750	11-23-18	GBP	200,000	270,345
FCE Bank PLC	2.625	11-20-18	GBP	200,000	267,512
Friends Life Holdings PLC	8.250	04-21-22	GBP	200,000	325,294
Heathrow Funding, Ltd.	6.250	09-10-18	GBP	200,000	269,358
HSBC Holdings PLC (4.750% to 7-4-29, then 5 Year Euro Swap Rate + 3.844%) (A)	4.750	07-04-29	EUR	230,000	273,451
Imperial Brands Finance PLC	7.750	06-24-19	GBP	200,000	283,909
Lendlease Europe Finance PLC	6.125	10-12-21	GBP	200,000	300,724
Liquid Telecommunications Financing PLC	8.500	07-13-22		200,000	207,411
London Stock Exchange Group PLC	9.125	10-18-19	GBP	200,000	294,852
Marks & Spencer PLC	6.125	12-02-19	GBP	50,000	71,044
Motability Operations Group PLC	6.625	12-10-19	GBP	100,000	143,927
National Express Group PLC	6.625	06-17-20	GBP	150,000	219,079
National Westminster Bank PLC	6.500	09-07-21	GBP	50,000	75,691
Nationwide Building Society	6.750	07-22-20	EUR	100,000	132,582
Nationwide Building Society (6.875% to 6-20-19, then 5 Year British Pound Swap Rate + 4.880%) (A)	6.875	06-20-19	GBP	100,000	137,091
Natwest Markets PLC	6.625	09-17-18	GBP	200,000	270,039
Northern Gas Networks Finance PLC	5.875	07-08-19	GBP	200,000	279,176
Santander UK PLC	1.875	02-17-20	GBP	200,000	268,648
Sky PLC	2.875	11-24-20	GBP	100,000	137,802
Southern Gas Networks PLC	4.875	12-21-20	GBP	100,000	144,659
Southern Gas Networks PLC	5.125	11-02-18	GBP	100,000	135,116
Southern Water Services Finance, Ltd.	5.000	03-31-21	GBP	190,000	277,521
SSE PLC	5.000	10-01-18	GBP	100,000	134,615
The Great Rolling Stock Company, Ltd.	6.250	07-27-20	GBP	200,000	291,716
The Royal Bank of Scotland Group PLC (7.500% to 8-10-20, then 5 Year U.S. Swap Rate + 5.800%) (A)	7.500	08-10-20		420,000	432,600
The Royal Bank of Scotland Group PLC (8.625% to 8-15-21, then 5 Year U.S. Swap Rate + 7.598%) (A)	8.625	08-15-21		290,000	313,838
The Unique Pub Finance Company PLC	6.542	03-30-21	GBP	45,800	64,139
Vodafone Group PLC	8.125	11-26-18	GBP	100,000	137,296
Yorkshire Water Services Bradford Finance, Ltd.	6.000	08-21-19	GBP	100,000	140,727
United States 2.4%					1,481,818
Bank of America Corp.	6.125	09-15-21	GBP	150,000	227,839
Citigroup, Inc.	5.125	12-12-18	GBP	200,000	271,181
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND	15

	Rate (%)	Maturity date		Par value^	Value
United States (continued)
General Electric Company	6.250	09-29-20	GBP	200,000	$294,166
JPMorgan Chase & Co.	1.875	02-10-20	GBP	100,000	134,572
MetLife, Inc.	5.250	06-29-20	GBP	200,000	286,987
National Grid North America, Inc.	1.875	08-06-18	GBP	100,000	133,103
Wells Fargo & Company	2.125	04-22-22	GBP	100,000	133,970
Virgin Islands, British 0.3%					185,402
Gerdau Trade, Inc.	5.750	01-30-21		180,000	185,402

	Contracts/Notional amount	Value
Purchased options 2.3%		$1,424,323
(Cost $1,494,884)
Calls 1.0%		589,146
Over the Counter Option on 10 Year Interest Rate Swap. Receive a fixed rate of 2.700% and pay a floating rate based on 3-month LIBOR (Expiration Date: 9-27-27; Strike Rate: 2.700%; Counterparty: UBS AG) (B)(C)	7,670,000	589,146
Puts 1.3%		835,177
Over the Counter Option on 10 Year Interest Rate Swap. Pay a fixed rate of 2.700% and receive a floating rate based on 3-month LIBOR (Expiration Date: 9-27-27; Strike Rate: 2.700%; Counterparty: UBS AG) (B)(C)	7,670,000	835,177

	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 50.6%				$31,902,290
(Cost $31,901,781)
Certificate of deposit 11.1%				6,997,792
First Abu Dhabi Bank PJSC	2.100	06-12-18	1,000,000	1,000,044
ING Bank NV	1.910	06-20-18	1,000,000	1,000,017
Mizuho Bank, Ltd.	2.386	07-23-18	1,000,000	996,846
Natixis SA	2.350	08-01-18	1,000,000	1,001,075
Santander UK PLC	1.820	07-03-18	1,000,000	999,740
Sumitomo Mitsui Financial Group, Inc.	2.060	06-25-18	1,000,000	1,000,047
The Toronto-Dominion Bank	2.060	07-19-18	1,000,000	1,000,023
Commercial paper 12.7%				7,977,479
Agence Centrale des Organismes de Securite Sociale	1.967	06-18-18	1,000,000	999,001
Asian Development Bank	1.897	07-06-18	1,000,000	998,367
Bank Nederlandse Gemeenten NV	2.103	08-20-18	500,000	497,708
European Investment Bank	1.997	07-05-18	1,000,000	998,281
KFW	1.985	07-16-18	500,000	498,783
Nationwide Building Society	2.257	08-14-18	1,000,000	995,324
OP Corporate Bank PLC	2.306	07-31-18	1,000,000	996,190
Skandinaviska Enskilda Banken AB	1.924	07-25-18	1,000,000	997,051
Societe Nationale des Chemins de Fer Francais	2.307	07-27-18	1,000,000	996,774
Time deposits 8.7%				5,481,966
Bank of Montreal	1.820	06-15-18	1,000,000	1,000,000
16	JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Yield* (%)	Maturity date	Par value^	Value
Time deposits (continued)
BNP Paribas SA	1.650	06-01-18	174,437	$174,437
Credit Agricole CIB SA	1.600	06-01-18	122,678	122,678
DBS Bank, Ltd.	2.020	06-20-18	500,000	500,000
DBS Bank, Ltd.	2.020	06-22-18	1,010,080	1,010,080
DZ Bank AG	1.720	06-01-18	2,573,809	2,573,809
KBC Bank NV	1.690	06-01-18	100,962	100,962
U.S. Government 17.4%				10,980,406
U.S. Treasury Bill	1.603	06-07-18	4,000,000	3,998,972
U.S. Treasury Bill	1.683	07-19-18	4,500,000	4,489,335
U.S. Treasury Bill	1.715	08-02-18	2,500,000	2,492,099

	Yield (%)	Shares	Value
Money market funds 0.7%			464,647

Federated Government Obligations Fund, Institutional Class	1.5900(D)	464,647	464,647
Total investments (Cost $62,845,218) 100.1%			$63,040,872
Other assets and liabilities, net (0.1%)			(53,793)
Total net assets 100.0%			$62,987,079

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Currency Abbreviations
EUR	Euro
GBP	Pound Sterling
NZD	New Zealand Dollar

Security Abbreviations and Legend
CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
(A)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(B)	Non-income producing security.
(C)	For this type of option, notional amounts are equivalent to number of contracts.
(D)	The rate shown is the annualized seven-day yield as of 5-31-18.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND	17

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis*	Notional value*	Unrealized appreciation (depreciation)
10-Year Japan Government Bond Futures	3	Short	Jun 2018	$(4,154,525)	$(4,163,350)	$(8,825)
Euro SCHATZ Futures	128	Short	Jun 2018	(16,745,189)	(16,787,094)	(41,905)
						$(50,730)
* Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
ARS	6,500,000	USD	303,731	JPMorgan Chase	6/27/2018	—	$(49,600)
ARS	2,190,000	USD	103,107	JPMorgan Chase	7/17/2018	—	(19,170)
AUD	64,000	USD	49,698	HSBC	6/8/2018	—	(1,297)
BRL	4,185,000	USD	1,270,762	Merrill Lynch	6/27/2018	—	(149,511)
CAD	2,630,000	USD	2,041,042	Goldman Sachs	6/27/2018	—	(11,268)
CHF	2,574,000	USD	2,589,407	HSBC	7/27/2018	$35,051	—
COP	1,779,000,000	USD	619,709	Barclays Capital	6/27/2018	—	(4,789)
COP	855,500,000	USD	307,856	JPMorgan Chase	7/17/2018	—	(12,391)
CZK	5,057,000	USD	245,961	BNP Paribas SA	6/27/2018	—	(16,677)
EUR	79,300	USD	93,755	Royal Bank of Canada	6/27/2018	—	(876)
GBP	1,450,000	USD	1,986,094	Barclays Capital	6/27/2018	—	(56,162)
GBP	300,000	USD	422,260	BNP Paribas SA	7/16/2018	—	(22,577)
GBP	200,000	USD	279,207	Morgan Stanley	7/16/2018	—	(12,751)
HUF	179,550,000	USD	713,724	Deutsche Bank	6/27/2018	—	(56,332)
IDR	23,610,000,000	USD	1,696,852	Merrill Lynch	6/27/2018	—	(4,015)
INR	39,870,000	USD	605,637	Merrill Lynch	6/27/2018	—	(16,339)
INR	177,500,000	USD	2,654,603	BNP Paribas SA	7/27/2018	—	(41,258)
JPY	203,000,000	AUD	2,478,814	Barclays Capital	7/26/2018	—	(2,246)
JPY	74,500,000	AUD	906,772	Citigroup	7/26/2018	1,401	—
JPY	74,500,000	AUD	906,870	Morgan Stanley	7/26/2018	1,326	—
JPY	358,331,836	CAD	4,369,000	HSBC	7/9/2018	—	(70,613)
JPY	10,200,000	USD	93,069	HSBC	6/11/2018	742	—
JPY	352,000,000	USD	3,174,260	Deutsche Bank	6/27/2018	66,901	—
MXN	21,435,000	USD	1,131,385	Citigroup	6/27/2018	—	(61,103)
MXN	4,040,000	USD	217,647	Societe Generale	7/17/2018	—	(16,651)
MYR	1,914,000	USD	489,189	Barclays Capital	6/27/2018	—	(9,806)
PEN	949,500	USD	290,589	JPMorgan Chase	6/27/2018	—	(830)
PEN	447,000	USD	137,789	Citigroup	7/17/2018	—	(1,505)
RON	2,204,500	USD	583,309	Citigroup	6/27/2018	—	(30,623)
RUB	45,430,000	USD	789,799	Barclays Capital	6/27/2018	—	(62,846)
THB	8,150,000	USD	261,386	HSBC	6/27/2018	—	(6,417)
THB	22,670,000	USD	727,069	Merrill Lynch	6/27/2018	—	(17,849)
TRY	2,341,500	USD	594,141	Citigroup	6/27/2018	—	(81,800)
USD	167,729	ARS	4,210,000	JPMorgan Chase	6/27/2018	3,130	—
18	JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
USD	580,682	BRL	2,130,000	Merrill Lynch	6/27/2018	$10,010	—
USD	2,054,989	CAD	2,630,000	Goldman Sachs	6/27/2018	25,215	—
USD	2,146,754	CHF	2,070,000	Morgan Stanley	7/27/2018	36,176	—
USD	512,834	CHF	504,000	HSBC	8/30/2018	—	$(2,537)
USD	520,615	COP	1,490,000,000	Barclays Capital	6/27/2018	5,589	—
USD	126,720	CZK	2,750,000	Citigroup	6/27/2018	2,035	—
USD	194,368	EUR	157,000	BNP Paribas SA	6/11/2018	10,724	—
USD	3,744,305	EUR	3,020,746	JPMorgan Chase	6/11/2018	210,904	—
USD	240,420	EUR	194,000	HSBC	6/11/2018	13,496	—
USD	2,060,102	EUR	1,660,000	Deutsche Bank	6/27/2018	115,845	—
USD	2,757,133	EUR	2,293,000	Morgan Stanley	6/27/2018	71,482	—
USD	282,212	EUR	228,125	BNP Paribas SA	7/16/2018	14,614	—
USD	672,939	GBP	486,000	JPMorgan Chase	6/11/2018	26,635	—
USD	215,025	GBP	152,000	Morgan Stanley	6/11/2018	12,888	—
USD	2,056,594	GBP	1,450,000	Merrill Lynch	6/27/2018	126,663	—
USD	449,489	GBP	330,349	JPMorgan Chase	7/16/2018	9,374	—
USD	16,834,331	GBP	11,884,565	Morgan Stanley	7/16/2018	1,000,814	—
USD	362,383	HUF	97,100,000	Citigroup	6/27/2018	6,868	—
USD	920,914	IDR	13,100,000,000	Merrill Lynch	6/27/2018	—	(18,356)
USD	318,853	INR	21,800,000	Merrill Lynch	6/27/2018	—	(3,361)
USD	2,584,073	INR	177,500,000	HSBC	7/27/2018	—	(29,271)
USD	97,437	JPY	10,200,000	Citigroup	6/11/2018	3,626	—
USD	3,988,091	JPY	436,000,000	Barclays Capital	6/27/2018	—	(26,529)
USD	699,954	MXN	13,900,000	Citigroup	6/27/2018	5,906	—
USD	268,979	MYR	1,070,000	Barclays Capital	6/27/2018	986	—
USD	863,713	NZD	1,182,000	JPMorgan Chase	6/11/2018	36,547	—
USD	197,431	NZD	285,000	Goldman Sachs	6/11/2018	—	(2,013)
USD	3,821,758	NZD	5,282,000	HSBC	6/11/2018	125,403	—
USD	239,124	PEN	786,000	JPMorgan Chase	6/27/2018	—	(740)
USD	308,490	RON	1,210,000	Goldman Sachs	6/27/2018	5,133	—
USD	387,181	RUB	23,800,000	Barclays Capital	6/27/2018	6,342	—
USD	533,042	THB	17,100,000	Merrill Lynch	6/27/2018	—	(1,923)
USD	251,546	TRY	1,160,000	HSBC	6/27/2018	—	(2,272)
USD	571,201	ZAR	7,200,000	Societe Generale	6/27/2018	7,379	—
ZAR	13,202,000	USD	1,097,954	Deutsche Bank	6/27/2018	—	(64,124)
						$1,999,205	$(988,428)
SWAPS
Interest rate swaps
Counterparty (OTC)/ Centrally cleared	Notional amount	Currency	Payments made	Payments received	Fixed payment frequency	Floating payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	2,550,000	GBP	Fixed 0.807%	6 month GBP LIBOR	Semi-Annual	Semi-Annual	Sep 2019	—	$2,344	$2,344
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND	19

Interest rate swaps (continued)
Counterparty (OTC)/ Centrally cleared	Notional amount	Currency	Payments made	Payments received	Fixed payment frequency	Floating payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	2,550,000	GBP	6 month GBP LIBOR	Fixed 0.807%	Semi-Annual	Semi-Annual	Sep 2019	$(4,962)	$2,618	$(2,344)
Centrally cleared	11,200,000	GBP	Fixed 0.829%	6 month GBP LIBOR	Semi-Annual	Semi-Annual	Sep 2019	—	10,029	10,029
Centrally cleared	11,200,000	GBP	6 month GBP LIBOR	Fixed 0.829%	Semi-Annual	Semi-Annual	Sep 2019	(21,106)	11,077	(10,029)
Centrally cleared	62,800,000	CAD	3 month CAD CDOR	Fixed 1.915%	Semi-Annual	Semi-Annual	Oct 2019	—	(122,973)	(122,973)
Centrally cleared	390,000,000	SEK	Fixed -0.153%	3 month SEK STIBOR	Annual	Quarterly	Oct 2019	—	(63,921)	(63,921)
Centrally cleared	6,950,000	GBP	Fixed 0.828%	6 month GBP LIBOR	Semi-Annual	Semi-Annual	Nov 2019	47	5,660	5,707
Centrally cleared	6,950,000	GBP	6 month GBP LIBOR	Fixed 0.828%	Semi-Annual	Semi-Annual	Nov 2019	(5,742)	35	(5,707)
Centrally cleared	7,900,000	CAD	3 month CAD CDOR	Fixed 2.112%	Semi-Annual	Semi-Annual	Jan 2020	—	2,757	2,757
Centrally cleared	59,800,000	SEK	Fixed -0.083%	3 month SEK STIBOR	Annual	Quarterly	Jan 2020	—	(18,914)	(18,914)
Centrally cleared	71,900,000	USD	Fixed 2.742%	3 month USD LIBOR	Semi-Annual	Quarterly	Mar 2020	—	40,221	40,221
Centrally cleared	55,960,000	USD	3 month USD LIBOR	Fixed 2.742%	Semi-Annual	Quarterly	Mar 2020	(102,263)	70,959	(31,304)
Centrally cleared	9,550,000	CAD	3 month CAD CDOR	Fixed 2.274%	Semi-Annual	Semi-Annual	Apr 2020	—	9,270	9,270
Centrally cleared	71,800,000	SEK	Fixed -0.136%	3 month SEK STIBOR	Annual	Quarterly	Apr 2020	—	(10,458)	(10,458)
Centrally cleared	17,200,000	USD	Fixed 2.960%	3 month USD LIBOR	Semi-Annual	Quarterly	Apr 2020	—	(21,115)	(21,115)
Centrally cleared	32,900,000	USD	Fixed 2.867%	3 month USD LIBOR	Semi-Annual	Quarterly	Jun 2020	—	—	—
Centrally cleared	22,800,000	CAD	3 month CAD CDOR	Fixed 2.398%	Semi-Annual	Semi-Annual	Mar 2021	—	(42,526)	(42,526)
Centrally cleared	23,400,000	AUD	6 month AUD BBSW	Fixed 2.622%	Semi-Annual	Semi-Annual	Jan 2022	—	15,861	15,861
Centrally cleared	15,600,000	AUD	Fixed 2.622%	6 month AUD BBSW	Semi-Annual	Semi-Annual	Jan 2022	23,544	(34,118)	(10,574)
Centrally cleared	4,400,000	AUD	Fixed 2.622%	6 month AUD BBSW	Semi-Annual	Semi-Annual	Jan 2022	6,596	(9,578)	(2,982)
Centrally cleared	1,700,000	AUD	Fixed 2.622%	6 month AUD BBSW	Semi-Annual	Semi-Annual	Jan 2022	2,725	(3,877)	(1,152)
Centrally cleared	1,700,000	AUD	Fixed 2.622%	6 month AUD BBSW	Semi-Annual	Semi-Annual	Jan 2022	2,709	(3,861)	(1,152)
Centrally cleared	11,800,000	AUD	6 month AUD BBSW	Fixed 2.728%	Semi-Annual	Semi-Annual	Mar 2022	—	20,666	20,666
Centrally cleared	11,800,000	AUD	Fixed 2.728%	6 month AUD BBSW	Semi-Annual	Semi-Annual	Mar 2022	6,980	(27,646)	(20,666)
Centrally cleared	11,800,000	AUD	6 month AUD BBSW	Fixed 2.688%	Semi-Annual	Semi-Annual	Mar 2022	—	13,344	13,344
Centrally cleared	11,800,000	AUD	Fixed 2.688%	6 month AUD BBSW	Semi-Annual	Semi-Annual	Mar 2022	13,982	(27,326)	(13,344)
Centrally cleared	13,800,000	GBP	Fixed 1.359%	6 month GBP LIBOR	Semi-Annual	Semi-Annual	Mar 2023	—	(139,519)	(139,519)
Centrally cleared	3,690,000	GBP	6 month GBP LIBOR	Fixed 1.359%	Semi-Annual	Semi-Annual	Mar 2023	(777)	38,083	37,306
Centrally cleared	3,690,000	GBP	6 month GBP LIBOR	Fixed 1.359%	Semi-Annual	Semi-Annual	Mar 2023	(5,024)	42,330	37,306
Centrally cleared	3,210,000	GBP	6 month GBP LIBOR	Fixed 1.359%	Semi-Annual	Semi-Annual	Mar 2023	(3,309)	35,762	32,453
Centrally cleared	3,210,000	GBP	6 month GBP LIBOR	Fixed 1.359%	Semi-Annual	Semi-Annual	Mar 2023	(2,907)	35,360	32,453
Centrally cleared	11,820,000	CAD	Fixed 2.400%	3 month CAD CDOR	Semi-Annual	Semi-Annual	Oct 2027	—	146,948	146,948
Centrally cleared	74,050,000	SEK	3 month SEK STIBOR	Fixed 1.268%	Annual	Quarterly	Oct 2027	—	212,246	212,246
Centrally cleared	904,000	CAD	Fixed 2.685%	3 month CAD CDOR	Semi-Annual	Semi-Annual	Feb 2028	—	(6,688)	(6,688)
Centrally cleared	2,480,000	SEK	3 month SEK STIBOR	Fixed 1.465%	Annual	Quarterly	Feb 2028	—	10,367	10,367
Centrally cleared	3,350,000	EUR	6 month EUR EURIBOR	Fixed 1.543%	Annual	Semi-Annual	Apr 2028	—	7,400	7,400
Centrally cleared	2,080,000	EUR	6 month EUR EURIBOR	Fixed 1.614%	Annual	Semi-Annual	May 2028	—	11,505	11,505
Centrally cleared	2,300,000	USD	Fixed 2.700%	3 month USD LIBOR	Semi-Annual	Quarterly	Sep 2047	—	73,716	73,716
Centrally cleared	808,000	USD	3 month USD LIBOR	Fixed 2.700%	Semi-Annual	Quarterly	Sep 2047	(15,000)	(10,897)	(25,897)
Centrally cleared	805,000	USD	3 month USD LIBOR	Fixed 2.700%	Semi-Annual	Quarterly	Sep 2047	(40,948)	15,148	(25,800)
								$(145,455)	$290,289	$144,834

20	JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Credit default swaps - Seller
Counterparty (OTC)/ Centrally cleared	Reference obligation	Implied credit spread	Notional amount	Currency	USD notional amount	Received fixed rate	Fixed payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	iTraxx Europe Crossover S29 V1 5Y	2.703%	580,000	EUR	$ 710,297	5.000%	Quarterly	Jun 2023	$ 66,634	$ (510)	$ 66,124
Centrally cleared	iTraxx Europe Crossover S29 V1 5Y	2.703%	1,500,000	EUR	1,845,677	5.000%	Quarterly	Jun 2023	177,213	(6,202)	171,011
					$2,555,974				$243,847	$(6,712)	$237,135

Inflation swaps
Counterparty (OTC)/ Centrally cleared	Notional amount	Currency	USD notional amount	Payments made	Payments received	Fixed payment frequency	Floating payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Barclays Capital	5,740,000	GBP	$7,164,075	Fixed 3.650%	GBP - Non-Revised RPI	At maturity	At maturity	Feb 2020	—	$(85,798)	$(85,798)
Barclays Capital	5,740,000	GBP	7,164,075	GBP - Non-Revised RPI	Fixed 3.620%	At maturity	At maturity	Feb 2023	—	160,415	160,415
Morgan Stanley	7,097,561	GBP	8,984,482	Fixed 3.640%	GBP - Non-Revised RPI	At maturity	At maturity	Feb 2020	—	(103,085)	(103,085)
Morgan Stanley	7,097,561	GBP	8,984,482	Fixed 3.640%	GBP - Non-Revised RPI	At maturity	At maturity	Feb 2020	—	(103,085)	(103,085)
Morgan Stanley	2,709,756	GBP	3,430,158	Fixed 3.640%	GBP - Non-Revised RPI	At maturity	At maturity	Feb 2020	—	(39,357)	(39,357)
Morgan Stanley	2,440,000	GBP	3,303,771	Fixed 3.310%	GBP - Non-Revised RPI	At maturity	At maturity	Jan 2021	—	(16,294)	(16,294)
Morgan Stanley	2,000,000	GBP	2,531,710	GBP - Non-Revised RPI	Fixed 3.625%	At maturity	At maturity	Feb 2023	—	56,806	56,806
Morgan Stanley	7,097,561	GBP	8,984,482	GBP - Non-Revised RPI	Fixed 3.628%	At maturity	At maturity	Feb 2023	—	203,211	203,211
Morgan Stanley	7,807,317	GBP	9,882,930	GBP - Non-Revised RPI	Fixed 3.638%	At maturity	At maturity	Feb 2023	—	230,658	230,658
Morgan Stanley	2,440,000	GBP	3,303,771	GBP - Non-Revised RPI	Fixed 3.360%	At maturity	At maturity	Jan 2024	—	19,862	19,862
UBS AG	2,005,000	EUR	2,473,476	Fixed 1.570%	EUR - Ex Tobacco Non-Revised CPI	At maturity	At maturity	Feb 2028	—	6,729	6,729
UBS AG	2,875,000	USD	2,875,000	USD - Non-Revised CPI	Fixed 2.315%	At maturity	At maturity	Feb 2028	—	(2,426)	(2,426)
UBS AG	2,005,000	EUR	2,473,476	EUR - Ex Tobacco Non-Revised CPI	Fixed 1.826%	At maturity	At maturity	Feb 2038	—	(3,226)	(3,226)
UBS AG	2,875,000	USD	2,875,000	Fixed 2.371%	USD - Non-Revised CPI	At maturity	At maturity	Feb 2038	—	(12,107)	(12,107)
			$74,430,888						—	$312,303	$312,303

Derivatives Currency Abbreviations
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND	21

CAD	Canadian Dollar
CHF	Swiss Franc
COP	Colombian Peso
CZK	Czech Republic Koruna
EUR	Euro
GBP	Pound Sterling
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
MYR	Malaysian Ringgit
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
RON	Romanian New Leu
RUB	Russian Ruble
SEK	Swedish Krona
THB	Thai Bhat
TRY	Turkish Lira
USD	U.S. Dollar
ZAR	South African Rand

Derivatives Abbreviations
BBSW	Bank Bill Swap Rate
CDOR	Canadian Dollar Offered Rate
CPI	Consumer Price Index
EURIBOR	Euro Interbank Offered Rate
LIBOR	London Interbank Offered Rate
RPI	Retail Price Index
STIBOR	Stockholm Interbank Offered Rate
At 5-31-18, the aggregate cost of investments for federal income tax purposes was $64,853,938. Net unrealized depreciation aggregated to $158,747, of which $502,513 related to gross unrealized appreciation and $661,260 related to gross unrealized depreciation.
OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.
22	JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 5-31-18

Assets
Unaffiliated investments, at value (Cost $62,845,218)	$63,040,872
Swap contracts, at value	677,681
Receivable for centrally cleared swaps	36,223
Unrealized appreciation on forward foreign currency contracts	1,999,205
Receivable for futures variation margin	3,125
Foreign currency, at value (Cost $342)	304
Cash held at broker for futures contracts	60,891
Interest receivable	520,408
Receivable from affiliates	683
Other assets	45,577
Total assets	66,384,969
Liabilities
Unrealized depreciation on forward foreign currency contracts	988,428
Swap contracts, at value	365,378
Due to custodian	5,027
Payable for investments purchased	1,996,717
Payable to affiliates
Accounting and legal services fees	7,667
Transfer agent fees	197
Trustees' fees	231
Other liabilities and accrued expenses	34,245
Total liabilities	3,397,890
Net assets	$62,987,079
Net assets consist of
Paid-in capital	$65,591,738
Distributions in excess of net investment income	(1,181,738)
Accumulated net realized gain (loss) on investments, futures contracts, foreign currency transactions and swap contracts	(3,163,375)
Net unrealized appreciation (depreciation) on investments, futures contracts, translation of assets and liabilities in foreign currencies and swap contracts	1,740,454
Net assets	$62,987,079

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND	23

STATEMENT OF ASSETS AND LIABILITIES  (continued)

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($641,533 ÷ 69,740 shares) [1]	$9.20
Class C ($209,732 ÷ 22,969 shares) [1]	$9.13
Class I ($1,242,300 ÷ 134,377 shares)	$9.24
Class R6 ($49,837 ÷ 5,383 shares)	$9.26
Class NAV ($60,843,677 ÷ 6,573,028 shares)	$9.26
Maximum offering price per share
Class A (net asset value per share ÷ 97%)[2]	$9.48

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.
24	JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the year ended  5-31-18

Investment income
Interest	$1,211,402
Less foreign taxes withheld	(227)
Total investment income	1,211,175
Expenses
Investment management fees	578,943
Distribution and service fees	5,249
Accounting and legal services fees	16,887
Transfer agent fees	3,442
Trustees' fees	1,837
Custodian fees	48,052
State registration fees	64,135
Printing and postage	8,073
Professional fees	119,233
Other	12,879
Total expenses	858,730
Less expense reductions	(318,621)
Net expenses	540,109
Net investment income	671,066
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	421,710
Futures contracts	(786,001)
Forward foreign currency contracts	(1,857,672)
Swap contracts	(807,391)
(3,029,354)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(285,230)
Futures contracts	246,113
Forward foreign currency contracts	1,605,568
Swap contracts	(146,210)
1,420,241
Net realized and unrealized loss	(1,609,113)
Decrease in net assets from operations	$(938,047)

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND	25

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 5-31-18	Year ended 5-31-17
Increase (decrease) in net assets
From operations
Net investment income	$671,066	$904,098
Net realized loss	(3,029,354)	(2,359,551)
Change in net unrealized appreciation (depreciation)	1,420,241	2,165,447
Increase (decrease) in net assets resulting from operations	(938,047)	709,994
Distributions to shareholders
From net investment income
Class A	—	(118,877)
Class C	—	(17,388)
Class I	—	(130,718)
Class R6	—	(4,900)
Class NAV	—	(5,076,170)
Total distributions	—	(5,348,053)
From fund share transactions	(5,470,703)	(33,877,963)
Total decrease	(6,408,750)	(38,516,022)
Net assets
Beginning of year	69,395,829	107,911,851
End of year	$62,987,079	$69,395,829
Distributions in excess of net investment income	$(1,181,738)	$(4,041,990)
26	JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
CLASS A SHARES Period ended	5-31-18	5-31-17	5-31-16	5-31-15	5-31-14 [1]
Per share operating performance
Net asset value, beginning of period	$9.36	$9.76	$9.80	$10.15	$10.00
Net investment income (loss)[2]	0.06	0.06	0.02	— [3]	(0.01)
Net realized and unrealized gain (loss) on investments	(0.22)	(0.01)	0.08	(0.11)	0.16
Total from investment operations	(0.16)	0.05	0.10	(0.11)	0.15
Less distributions
From net investment income	—	(0.45)	(0.13)	(0.24)	—
From net realized gain	—	—	(0.01)	—	—
Total distributions	—	(0.45)	(0.14)	(0.24)	—
Net asset value, end of period	$9.20	$9.36	$9.76	$9.80	$10.15
Total return (%)[4,5]	(1.71)	0.62	1.01	(1.07)	1.50 [6]
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$1	$3	$1	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	1.66	1.71	2.27	3.22	4.43 [7]
Expenses including reductions	1.14	1.14	1.26	1.50	1.50 [7]
Net investment income (loss)	0.64	0.58	0.20	(0.02)	(0.14) [7]
Portfolio turnover (%)	75	196	116	95	134

[1]	Period from 7-16-13 (commencement of operations) to 5-31-14.
[2]	Based on average daily shares outstanding.
[3]	Less than $0.005 per share.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[6]	Not annualized.
[7]	Annualized.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND	27

CLASS C SHARES Period ended	5-31-18	5-31-17	5-31-16	5-31-15 [1]
Per share operating performance
Net asset value, beginning of period	$9.36	$9.76	$9.81	$10.15
Net investment loss[2]	(0.01)	(0.01)	(0.04)	(0.10)
Net realized and unrealized gain (loss) on investments	(0.22)	(0.01)	0.05	(0.05)
Total from investment operations	(0.23)	(0.02)	0.01	(0.15)
Less distributions
From net investment income	—	(0.38)	(0.05)	(0.19)
From net realized gain	—	—	(0.01)	—
Total distributions	—	(0.38)	(0.06)	(0.19)
Net asset value, end of period	$9.13	$9.36	$9.76	$9.81
Total return (%)[3,4]	(2.46)	(0.16)	0.14	(1.42) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$— [6]	$— [6]	$1	$— [6]
Ratios (as a percentage of average net assets):
Expenses before reductions	2.36	2.41	3.51	12.31 [7]
Expenses including reductions	1.89	1.89	1.96	2.25 [7]
Net investment loss	(0.13)	(0.14)	(0.42)	(1.10) [7]
Portfolio turnover (%)	75	196	116	95 [8]

[1]	The inception date for Class C shares is 6-27-14.
[2]	Based on average daily shares outstanding.
[3]	Does not reflect the effect of sales charges, if any.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Less than $500,000.
[7]	Annualized.
[8]	Portfolio turnover is shown for the period from 6-1-14 to 5-31-15.
28	JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS I SHARES Period ended	5-31-18	5-31-17	5-31-16	5-31-15	5-31-14 [1]
Per share operating performance
Net asset value, beginning of period	$9.38	$9.78	$9.84	$10.18	$10.00
Net investment income[2]	0.08	0.08	0.08	0.04	0.01
Net realized and unrealized gain (loss) on investments	(0.22)	— [3]	0.03	(0.12)	0.17
Total from investment operations	(0.14)	0.08	0.11	(0.08)	0.18
Less distributions
From net investment income	—	(0.48)	(0.16)	(0.26)	—
From net realized gain	—	—	(0.01)	—	—
Total distributions	—	(0.48)	(0.17)	(0.26)	—
Net asset value, end of period	$9.24	$9.38	$9.78	$9.84	$10.18
Total return (%)[4]	(1.49)	0.87	1.12	(0.78)	1.80 [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$3	$3	$— [6]	$4
Ratios (as a percentage of average net assets):
Expenses before reductions	1.36	1.40	1.64	2.14	3.25 [7]
Expenses including reductions	0.89	0.89	1.04	1.19	1.19 [7]
Net investment income	0.86	0.86	0.77	0.40	0.06 [7]
Portfolio turnover (%)	75	196	116	95	134

[1]	Period from 7-16-13 (commencement of operations) to 5-31-14.
[2]	Based on average daily shares outstanding.
[3]	Less than $0.005 per share.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Less than $500,000.
[7]	Annualized.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND	29

CLASS R6 SHARES Period ended	5-31-18	5-31-17	5-31-16	5-31-15	5-31-14 [1]
Per share operating performance
Net asset value, beginning of period	$9.39	$9.79	$9.85	$10.18	$10.00
Net investment income[2]	0.09	0.09	0.09	0.02	0.03
Net realized and unrealized gain (loss) on investments	(0.22)	— [3]	0.03	(0.09)	0.15
Total from investment operations	(0.13)	0.09	0.12	(0.07)	0.18
Less distributions
From net investment income	—	(0.49)	(0.17)	(0.26)	—
From net realized gain	—	—	(0.01)	—	—
Total distributions	—	(0.49)	(0.18)	(0.26)	—
Net asset value, end of period	$9.26	$9.39	$9.79	$9.85	$10.18
Total return (%)[4]	(1.38)	0.98	1.30	(0.62)	1.80 [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$— [6]	$— [6]	$— [6]	$— [6]	$— [6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.26	1.30	6.10	19.98	20.67 [7]
Expenses including reductions	0.79	0.78	0.95	1.09	1.10 [7]
Net investment income	0.98	0.99	0.91	0.24	0.34 [7]
Portfolio turnover (%)	75	196	116	95	134

[1]	Period from 7-16-13 (commencement of operations) to 5-31-14.
[2]	Based on average daily shares outstanding.
[3]	Less than $0.005 per share.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Less than $500,000.
[7]	Annualized.
30	JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS NAV SHARES Period ended	5-31-18	5-31-17	5-31-16	5-31-15	5-31-14 [1]
Per share operating performance
Net asset value, beginning of period	$9.39	$9.79	$9.85	$10.18	$10.00
Net investment income[2]	0.09	0.09	0.09	0.02	0.03
Net realized and unrealized gain (loss) on investments	(0.22)	— [3]	0.03	(0.09)	0.15
Total from investment operations	(0.13)	0.09	0.12	(0.07)	0.18
Less distributions
From net investment income	—	(0.49)	(0.17)	(0.26)	—
From net realized gain	—	—	(0.01)	—	—
Total distributions	—	(0.49)	(0.18)	(0.26)	—
Net asset value, end of period	$9.26	$9.39	$9.79	$9.85	$10.18
Total return (%)[4]	(1.38)	0.98	1.30	(0.62)	1.80 [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$61	$66	$101	$100	$101
Ratios (as a percentage of average net assets):
Expenses before reductions	1.25	1.29	1.36	1.11	1.20 [6]
Expenses including reductions	0.78	0.78	0.95	1.09	1.10 [6]
Net investment income	1.00	0.96	0.91	0.24	0.35 [6]
Portfolio turnover (%)	75	196	116	95	134

[1]	Period from 7-16-13 (commencement of operations) to 5-31-14.
[2]	Based on average daily shares outstanding.
[3]	Less than $0.005 per share.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Annualized.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND	31

Notes to financial statements

Note 1 — Organization

John Hancock Global Conservative Absolute Return Fund (the fund) is a series of John Hancock Bond Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term absolute return.

The fund may offer multiple classes of shares. The shares currently offered by the fund are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Class C shares convert to Class A shares ten years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Investments by the fund in open-end management investment companies are valued at their respective NAVs each business day. Options listed on an exchange are valued at the mean of the most recent bid and ask prices from the exchange where the option trades. Swaps and unlisted options are valued using evaluated prices obtained from an independent pricing vendor. Futures contracts are typically valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Foreign equity index futures that trade in the electronic trading market subsequent to the close of regular trading may be valued at the last traded price in the electronic trading market as of 4:00 p.m. ET, or may be fair valued based on fair value adjustment factors provided by an independent pricing vendor in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       32

market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of May 31, 2018, all investments are categorized as Level 2 under the hierarchy described above, except for futures and money market funds, which are categorized as Level 1.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign investing. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.

Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriation taxes imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. Estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes, less any amounts reclaimable.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       33

the maximum extent permitted by law. Overdrafts at period end are presented under the caption Due to custodian in the Statement of assets and liabilities.

Effective June 29, 2017, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 29, 2017, the fund had a similar agreement that enabled it to participate in a $1 billion unsecured committed line of credit. For the year ended May 31, 2018, the fund had no borrowings under either line of credit. Commitment fees for the year ended May 31, 2018 were $2,827.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of May 31, 2018, the fund has a short-term capital loss carryforward of $1,578,135 and a long-term capital loss carryforward of $856,651 available to offset future net realized capital gains. These carryforwards do not expire.

As of May 31, 2018, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

The tax character of distributions for the years ended May 31, 2018 and 2017 was as follows:

	May 31, 2018	May 31, 2017
Ordinary Income	—	$5,348,053

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of May 31, 2018, the fund has no distributable earnings on a tax basis.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       34

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, net operating losses, derivative transactions, treasury inflation protected securities and amortization and accretion on debt securities.

Note 3 — Derivative Instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts, certain options and certain swaps are typically traded through the OTC market. Certain forwards, options and swaps are regulated by the Commodity Futures Trading Commission. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying fund's investments, or if cash is posted, on the Statement of assets and liabilities. The fund's risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Futures, certain options and centrally-cleared swaps are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

Centrally-cleared swap contracts are subject to clearinghouse rules, including initial and variation margin requirements, daily settlement of obligations and the clearinghouse guarantee of payments to the broker. There is, however, still counterparty risk due to the potential insolvency of the broker with respect to any margin held in the brokers' customer accounts. While clearing members are required to segregate customer assets from their own assets, in the event of insolvency, there may be a shortfall in the amount of margin held by the broker for its clients. Collateral or margin requirements for exchange-traded or centrally-cleared derivatives are set by the broker or applicable clearinghouse. Margin for exchange-traded and centrally-cleared transactions is detailed in the Statement of assets and liabilities as Cash held at broker for futures contracts and receivable for centrally-cleared swaps, respectively. Securities pledged by the fund for exchange-traded and centrally-cleared transactions, if any, are identified in the Fund's investments.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       35

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the year ended May 31, 2018, the fund used futures contracts to manage against anticipated interest rate changes, maintain diversity of the fund, manage duration of the fund and as a substitute for securities purchased. The fund held futures contracts with notional values ranging from $13.9 million to $45.0 million, as measured at each quarter end.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the year ended May 31, 2018, the fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates, gain exposure to foreign currencies and maintain diversity of the fund. The fund held forward foreign currency contracts with U.S. Dollar notional values ranging from $40.3 million to $84.2 million, as measured at each quarter end.

Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund's exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund's exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.

When the fund purchases an option, the premium paid by the fund is included in the portfolio of investments and subsequently "marked-to-market" to reflect current market value. If the purchased option expires, the fund realizes a loss equal to the cost of the option. If the fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the fund exercises a put option, it realizes a gain or loss from the sale of the

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underlying security and the proceeds from such sale are decreased by the premium paid. If the fund enters into a closing sale transaction, the fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost.

During the year ended May 31, 2018, the fund used purchased options contracts to manage duration of the fund, manage against anticipated interest rate changes and maintain diversity of the fund. The fund held purchased options contracts with market values ranging up to $1.5 million, as measured at each quarter end.

Swaps. Swap agreements are agreements between the fund and counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.

Upfront payments made/received by the fund are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate risk, market risks may also impact the swap. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

Interest rate swaps. Interest rate swaps represent an agreement between the fund and a counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The fund settles accrued net interest receivable or payable under the swap contracts at specified, future intervals.

During the year ended May 31, 2018, the fund used interest rate swap contracts to manage against anticipated interest rate changes, manage duration of the fund, maintain diversity of the fund and as a substitute for securities purchased. The fund held interest rate swaps with total USD notional amounts ranging from $315.9 million to $519.4 million, as measured at each quarter end.

Credit default swaps. Credit default swaps (CDS) involve the exchange of a fixed rate premium (paid by the Buyer), for protection against the loss in value of an underlying debt instrument, referenced entity or index, in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a "guarantor" (the Seller), receiving the premium and agreeing to contingent payments that are specified within the credit default agreement. The fund may enter into CDS in which it may act as either Buyer or Seller. By acting as the Seller, the fund may incur economic leverage since it would be obligated to pay the Buyer the notional amount of the contract in the event of a default. The amount of loss in such case could be significant, but would typically be reduced by any recovery value on the underlying credit.

Credit default swaps—Seller

Implied credit spreads are utilized in determining the market value of CDS agreements in which the fund is the Seller at period end. The implied credit spread generally represents the yield of the instrument above a credit-risk free rate, such as the U.S. Treasury Bond Yield, and may include upfront payments required to be made to enter into the agreement. It also serves as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the

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credit derivative. Wider credit spreads represent a deterioration of the referenced entity's creditworthiness and an increased risk of default or other credit event occurring as defined under the terms of the agreement.

For CDS agreements where implied credit spreads are not reported or available, the average credit rating on the underlying index is shown. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's creditworthiness and a greater likelihood of a credit event occurring. This is also represented by a decrease in the average credit rating of the underlying index. The maximum potential amount of future payments (undiscounted) that a fund as the Seller could be required to make under any CDS agreement equals the notional amount of the agreement.

During the year ended May 31, 2018, the fund used CDS as a Seller of protection to take a long position in the exposure of the benchmark credit. The fund acted as Seller on credit default swap contracts with total USD notional amounts ranging from $2.6 million to $27.1 million, as measured at each quarter end.

Inflation Swaps. In an inflation swap, one party pays a fixed rate on a notional principal amount while the other party pays a floating rate linked to an inflation index on that same notional amount. The party paying the floating rate pays the inflation adjusted rate multiplied by the notional principal amount. If the average inflation rate over the term of the swap is the same as the fixed rate of the swap, the two legs will have the same value and the swap will break even.

During the year ended May 31, 2018, the fund used inflation swaps to manage against anticipated changes in inflation, manage inflation duration of the fund and maintain diversity of the fund. The fund held inflation swaps with total USD notional amounts ranging from $74.4 million to $133.2 million, as measured at each quarter end.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at May 31, 2018 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Asset derivatives fair value	Liability derivatives fair value
Interest rate	Unaffiliated investments, at value*	Purchased options	$1,424,323	—
Interest rate	Receivable/payable for futures	Futures†	—	($50,730)
Foreign currency	Unrealized appreciation/depreciation on forward foreign currency contracts	Forward foreign currency contracts	1,999,205	(988,428)
Credit	Swap contracts, at value	Credit default swaps^	237,135	—
Interest rate	Swap contracts, at value	Interest rate swaps^	721,899	(577,065)
Interest rate	Swap contracts, at value	Inflation swaps^	677,681	(365,378)
			$5,060,243	($1,981,601)
* Purchased options are included in Fund's investment.
† Reflects cumulative appreciation/depreciation on futures as disclosed in the Fund's investments. Only the period end variation margin is separately disclosed on the Statement of assets and liabilities.
^ Reflects cumulative value of swap contracts. Receivable for centrally cleared swaps, which includes value and margin, and swap contracts at value, which represents OTC swaps, are shown separately on the Statement of assets and liabilities.

For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and

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the applicable counterparty. The table below reflects the fund's exposure to counterparties subject to an ISDA for OTC derivative transactions:

OTC Financial Instruments	Asset	Liability
Foreign forward currency contracts	$1,999,205	($988,428)
Purchased options	1,424,323	-
Inflations swaps	677,681	(365,378)
	$4,101,209	($1,353,806)

Counterparty	Total market value of OTC derivatives	Collateral posted by counterparty	Collateral posted by fund	Net exposure
Barclays Capital	($74,844)	—	—	($74,844)
BNP Paribas SA	(55,174)	—	—	(55,174)
Citigroup	(155,195)	—	—	(155,195)
Deutsche Bank	62,290	—	—	62,290
Goldman Sachs	17,067	—	—	17,067
HSBC	62,285	—	—	62,285
JPMorgan Chase	203,859	—	—	203,859
Merrill Lynch	(74,681)	—	—	(74,681)
Morgan Stanley	1,358,651	$1,340,000	—	18,651
Royal Bank of Canada	(876)	—	—	(876)
Societe Generale	(9,272)	—	—	(9,272)
UBS AG	1,413,293	1,253,916	—	159,377
Totals	$2,747,403	$2,593,916	—	$153,487

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended May 31, 2018:

Statement of operations location - net realized gain (loss) on:
Risk	Unaffiliated investments and translation of assets and liabilities in foreign currencies [1]	Futures contracts	Forward foreign currency contracts	Swap contracts	Total
Credit	—	—	—	$391,983	$391,983
Foreign currency	—	—	($1,857,672)	—	(1,857,672)
Interest rate	$154,692	($786,001)	—	($1,199,374)	(1,830,683)
Total	$154,692	($786,001)	($1,857,672)	($807,391)	($3,296,372)
[1] Realized gain/loss associated with purchased options is included in this caption on the Statement of operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended May 31, 2018:

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Statement of operations location - change in unrealized appreciation (depreciation) of:
Risk	Unaffiliated investments and translation of assets and liabilities in foreign currencies [1]	Futures contracts	Forward foreign currency contracts	Swap contracts	Total
Credit	—	—	—	($175,956)	($175,956)
Foreign currency	—	—	$1,605,568	—	1,605,568
Interest rate	($53,393)	$246,113	—	29,746	222,466
Total	($53,393)	$246,113	$1,605,568	($146,210)	$1,652,078
[1] Change in unrealized appreciation/depreciation associated with purchased options is included in this caption on the Statement of operations.

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Distributors, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of:0.850% of the first $500 million of the fund's average daily net assets; or, if net assets exceed $500 million,0.750% of all the fund's average daily net assets. The Advisor has a subadvisory agreement with Standard Life Investments (Corporate Funds) Limited. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended May 31, 2018, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor contractually agreed to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund exceed 0.78% of average annual net assets of the fund. For purposes of this agreement, "expenses of the fund" means all fund expenses, excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, class-specific expenses, acquired fund fees and expenses paid indirectly, borrowing costs, prime brokerage fees, and short dividend expense.

The Advisor also contractually agreed to reduce its management fee or, if necessary, make payment to the applicable class in an amount equal to the amount by which expenses of Class A, Class C, and Class I shares, as applicable, exceed 1.14%, 1.89%, or 0.89%, respectively, of average net assets attributable to the applicable class. For purposes of this agreement, "expenses of Class A, Class C, and Class I shares" means all class expenses (including fund expenses attributable to the class), excluding taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other

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extraordinary expenses not incurred in the ordinary course of the fund's business, acquired fund fees and expenses paid indirectly, and short dividend expense. These agreements expire on September 30, 2018, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

Prior to October 1, 2017, the Advisor had contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares to the extent they exceed 0.00% of average annual net assets attributable to the class on an annualized basis.

For the year ended May 31, 2018, expense reductions described above amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$3,868	Class R6	$360
Class C	1,433	Class NAV	302,841
Class I	10,119	Total	$318,621

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended May 31, 2018 were equivalent to a net annual effective rate of 0.38% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended May 31, 2018 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee
Class A	0.30%
Class C	1.00%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $840 for the year ended May 31, 2018. Of this amount, $148 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $692 was paid as sales commissions to broker-dealers.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended May 31, 2018, CDSCs received by the Distributor amounted to $54 for Class C shares. During the year ended May 31, 2018 there were no CDSCs received by the Distributor for Class A shares.

Transfer agent fees. The John Hancock Group of Funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are

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determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended May 31, 2018 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$2,250	$817
Class C	2,999	328
Class I	—	2,288
Class R6	—	9
Total	$5,249	$3,442

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

Transactions in fund shares for the years ended May 31, 2018 and 2017 were as follows:

		Year ended 5-31-18		Year ended 5-31-17
	Shares	Amount	Shares	Amount
Class A Shares
Sold	17,054	$158,979	22,084	$208,391
Distributions reinvested	—	—	12,852	118,877
Repurchased	(32,901)	(304,924)	(217,814)	(2,026,241)
Net decrease	(15,847)	$(145,945)	(182,878)	$(1,698,973)
Class C Shares
Sold	—	—	10,244	$97,262
Distributions reinvested	—	—	1,872	17,388
Repurchased	(17,946)	(165,578)	(90,046)	(869,817)
Net decrease	(17,946)	$(165,578)	(77,930)	$(755,167)
Class I Shares
Sold	12,940	$120,863	372,671	$3,561,878
Distributions reinvested	—	—	14,101	130,718
Repurchased	(156,830)	(1,456,418)	(377,486)	(3,592,589)
Net increase (decrease)	(143,890)	$(1,335,555)	9,286	$100,007
Class R6 Shares
Repurchased	(4,617)	(42,846)	—	—
Net decrease	(4,617)	$(42,846)	—	—

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		Year ended 5-31-18		Year ended 5-31-17
	Shares	Amount	Shares	Amount
Class NAV Shares
Sold	97,445	$904,293	—	—
Distributions reinvested	—	—	547,591	$5,076,170
Repurchased	(503,123)	(4,685,072)	(3,929,050)	(36,600,000)
Net decrease	(405,678)	$(3,780,779)	(3,381,459)	$(31,523,830)
Total net decrease	(587,978)	$(5,470,703)	(3,632,981)	$(33,877,963)

Affiliates of the fund owned 100% of Class R6 and Class NAV shares on May 31, 2018. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities and U.S. Treasury obligations, amounted to $20,225,647 and $7,202,426, respectively, for the year ended May 31, 2018. Purchases and sales of U.S. Treasury obligations aggregated $4,295,527 and $13,324,710, respectively, for the year ended May 31, 2018.

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At May 31, 2018, funds within the John Hancock group of funds complex held 96.6% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliated concentration
John Hancock Variable Insurance Trust Lifestyle Growth MVP	37.7%
John Hancock Variable Insurance Trust Lifestyle Balanced MVP	35.4%
John Hancock Variable Insurance Trust Lifestyle Moderate MVP	13.7%
John Hancock Variable Insurance Trust Lifestyle Conservative MVP	9.8%

Note 9 — New rule issuance

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2017-08, Premium Amortization on Purchased Callable Debt Securities, which shortens the premium amortization period for purchased non-contingently callable debt securities. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the impact of ASU 2017-08 to the fund.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of John Hancock Bond Trust and Shareholders of John Hancock Global Conservative Absolute Return Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund's investments, of John Hancock Global Conservative Absolute Return Fund (one of the funds constituting John Hancock Bond Trust, referred to hereafter as the "Fund") as of May 31, 2018, the related statement of operations for the year ended May 31, 2018, the statements of changes in net assets for each of the two years in the period ended May 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

July 16, 2018

We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	216
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2012	216
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

James R. Boyle, Born: 1959	2015	216
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2012	216
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	1986	216
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

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Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Grace K. Fey, Born: 1946	2012	216
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Theron S. Hoffman,[2] Born: 1947	2012	216
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Board Member, Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	216
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2012	216

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014-2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	1994	216
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       46

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2009	216
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	216
President and Non-Independent Trustee
Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2017).

Marianne Harrison, Born: 1963	2018	216
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013-2017); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Coummunitech, an industry-led innovation center that fosters technology companies in Canada (since 2017); Member, Board of Directors, Manulife Assurance Canada (since 2015); Board Member, St. Mary's General Hospital Foundation (since 2014); Member, Board of Directors, Manulife Bank of Canada (since 2013); Member, Standing Committee of the Canadian Life & Health Assurance Association (since 2013); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012-2013). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds[3], John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2018).

Warren A. Thomson, Born: 1955	2012	216
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       47

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
John J. Danello, Born: 1955	2006
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 40 other John Hancock funds consisting of 30 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       48

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†#
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Standard Life Investments (Corporate Funds) Limited

Principal distributor

John Hancock Funds, LLC

Custodian

Citibank, N.A.

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 6-19-18

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       49

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Natural Resources

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Redwood

Seaport Long/Short

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Income Allocation

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Global Conservative Absolute Return Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF457343	427A 5/18 7/18

John Hancock

ESG Core Bond Fund

Annual report 5/31/18
ESG

A message to shareholders

Dear shareholder,

It was a challenging 12 months for fixed-income investors, as both short- and long-term yields rose steadily higher. Inflation fears sparked a sell-off in credit segments of the markets in early 2018. The U.S. Federal Reserve (Fed) raised the benchmark lending rate by a quarter point three times during the period—and once more just after period end—bringing the federal funds rate to a range of 1.75% to 2.00%. The Fed appears to be moving in line with economic data, as its GDP estimate for 2018 rose from 2.00% to 3.00%. It has now hiked rates seven times since it began the current tightening cycle in December 2015, and indicated that more rate increases are likely this year.

While the U.S. economy has been fairly strong, this can lead to higher inflation, a stronger dollar, and tighter monetary policy, which isn't a favorable environment for many interest-rate-sensitive bonds. Those concerns have been reflected in recent market volatility, which is likely representative of the kinds of challenges income investors will continue to face in the back half of the year.

Your best resource in unpredictable markets is your financial advisor, who can help position your portfolio so that it's sufficiently diversified to meet your long-term objectives and to withstand the inevitable turbulence along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investments
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. It is not possible to invest directly into an index. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
ESG Core Bond Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
17	Financial statements
20	Financial highlights
23	Notes to financial statements
28	Report of independent registered public accounting firm
29	Tax information
30	Trustees and Officers
34	More information

ANNUAL REPORT   |   JOHN HANCOCK ESG CORE BOND FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks total return consisting of income and capital appreciation consistent with preservation of capital and maintenance of liquidity.

AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/18 (%)

The Bloomberg Barclays U.S. Intermediate Government/Credit Index is an unmanaged index of the investment grade, US dollar-denominated, fixed-rate government related bond markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK ESG CORE BOND FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

A challenging time for the bond market

The combination of improving economic growth and tighter U.S. Federal Reserve policy contributed to a rise in bond yields.

Investment-grade bond indexes posted a loss

The fund's benchmark, the Bloomberg Barclays U.S. Intermediate Government/Credit Index, declined 0.69% for the period.

The fund underperformed the benchmark

The fund's emphasis on higher-rated bonds, together with its overweight positions in the communications and consumer non-cyclical sectors, detracted from performance.

PORTFOLIO COMPOSITION AS OF 5/31/18 (%)

A note about risks

Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Investments in higher-yielding, lower-rated securities are subject to a higher risk of default. A fund concentrated in one sector or that holds a limited number of securities may fluctuate more than a fund that invests in a wider variety of sectors. Foreign investing has additional risks, such as currency and market volatility and political and social instability. Mortgage- and asset-backed securities may be sensitive to changes in interest rates, and may be subject to early repayment and the market's perception of issuer creditworthiness. Municipal bond prices can decline due to fiscal mismanagement, tax shortfalls, credit downgrades, or if related projects become unprofitable. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Fund distributions generally depend on income from underlying investments and may vary or cease altogether in the future. Investing primarily in responsible investments carries the risk that the fund may underperform funds that do not utilize a responsible investment strategy. The fund's environmental, social, and governance (ESG) policy could cause it to perform differently compared to similar funds that do not have such a policy. Successful application of the fund's investment strategy will depend on the managers' skill in properly identifying and analyzing material ESG issues. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK ESG CORE BOND FUND       3

Discussion of fund performance

An interview with the portfolio management team at Breckinridge Capital Advisors

How would you describe the investment environment during the 12 months ended May 31, 2018?

The fund's benchmark, the Bloomberg Barclays Intermediate U.S. Government/Credit Index, declined 0.69% amid a difficult backdrop for bonds. The U.S. economy experienced a meaningful expansion, highlighted by a decline in the unemployment rate to a 17-year low, rising housing prices, and strong consumer spending. In addition, expectations for future growth were boosted by the passage of a reduction in both individual and corporate tax rates in December 2017. Overseas, a stretch of better-than-expected data raised hopes that the world had entered a period of synchronized growth across all regions.

While a positive for consumers and businesses, these developments also prompted the U.S. Federal Reserve (Fed) to tighten its monetary policy. The Fed raised interest rates by a quarter point on three separate occasions during the period, and once more shortly after period end, and it continued the process of shrinking its balance sheet by allowing its fixed-income holdings to mature.

The Fed's reduced accommodation, together with the expectations for additional rate hikes before the end of 2018, acted as a headwind to the bond market. Short-term bonds, which are most sensitive to Fed policy, generally lagged other segments of the market. Corporate bonds, securitized debt, and taxable municipal bonds all outpaced U.S. Treasuries, reflecting investors' preference for higher-yielding investments.

Can you explain how the fund invests?

We seek to provide core exposure to the domestic fixed-income market while adhering to environmental, social, and governance (ESG) guidelines. In managing the fund, we strive to add value both through asset allocation and individual security selection that is driven by our intensive, bottom-up credit research. We have fully integrated ESG analysis into our investment process. As part of our traditional fundamental credit analysis, we assign each corporate and municipal security an ESG rating using a wide range of factors.

Once we determine an ESG rating for an issuer, we incorporate the rating into the issuer's overall credit rating. As part of this process, we employ various frameworks to help evaluate ESG risks for both corporate and municipal issuers. U.S. Treasuries and agency mortgage-backed securities (MBS) fit in our ESG mandate since they support the positive purposes of government operations and the

ANNUAL REPORT   |   JOHN HANCOCK ESG CORE BOND FUND       4

housing market, respectively. It is important to note that we will not invest in an issuer with an unfavorable investment outlook, even if it has an attractive ESG profile.

What factors hurt and helped the fund's results?

The fund's positioning within its corporate allocation was the primary factor in its underperformance. The fund was overweight in higher-rated bonds and underweight in lower-quality issues, which was a headwind given that the latter group outperformed. Additionally, we held overweight positions in communications and consumer non-cyclicals, two of the worst-performing segments of the corporate market. A zero weighting in metals and mining, as well as a tilt toward the debt of larger, integrated companies in the energy sector—rather than higher-beta pipeline, midstream, and refining issuers—also weighed on relative performance.

On the plus side, our broader allocation decisions contributed positively. The fund benefited from holding an underweight in U.S. Treasuries in favor of higher-yielding areas that generated better returns on the year, such as investment-grade corporates, asset-backed securities, and taxable municipal bonds.

How was the fund's positioned at the end of the period, and what changes did you make during the year?

The underweight in U.S. Treasuries reflected our view that there was a continued benefit to holding bonds with higher yields than what was available on government issues. The fund's allocation to U.S. Treasuries stood at 22.6% of net assets at the close of the period, compared to a weighting of

QUALITY COMPOSITION AS OF 5/31/18 (%)

ANNUAL REPORT   |   JOHN HANCOCK ESG CORE BOND FUND       5

58.2% in the benchmark. We view this position largely as a source of portfolio liquidity and a means to manage the fund's duration exposure.

We maintained an overweight in taxable municipal securities. Taxable municipal bonds finance projects that do not meet the Internal Revenue Service's requirements for tax exemption, sometimes because a portion of the proceeds are dedicated to private business use. Taxable municipal bonds also can be issued under programs in which the federal government offsets interest costs through direct payments. We invest in this area since it has a lower historical default rate but nonetheless provides an opportunity to pick up added yield over similarly rated corporate issues. In addition, taxable munis can augment diversification. The category performed well due to a favorable balance of low new issue supply and strong investor demand, leading to tighter yield spreads. Seeing a somewhat less attractive value in this space, we reduced the allocation late in the period. The fund held 19.0% of net assets in taxable municipal bonds at the end of the period, compared with 30.6% 12 months ago.

We continue to have an overweight in corporate bonds, but we reduced the allocation from 47.9% to 42.0% of net assets over the course of the period. This shift reflects our cautious view on the asset class. U.S. corporations have begun to build up debt despite the strength in the economy, indicating that risks may be somewhat higher than the low level of yield spreads would suggest. With that said, we viewed the recent increase in yield spreads versus U.S. Treasuries as a positive development that brought valuations back toward more reasonable levels in many segments of the corporate market. Still, we continue to believe a bias in favor of higher-quality corporate bonds is called for at this stage of the economic cycle.

The fund also has allocations of 6.0% and 7.7%, respectively, in agency MBS and consumer asset-backed securities (prime auto and credit cards). We believe these sectors provide the favorable combination of attractive yield spreads, high credit quality, and below-average interest-rate sensitivity.

For most of the annual period, we kept duration—interest-rate sensitivity—slightly under that of the benchmark in response to the Fed's gradual tightening of monetary policy. Once yields spiked in early 2018, we shifted to a more neutral positioning. While we expect that the Fed will continue to raise rates, we also think the upward move in market yields had largely run its course. As a result, we no longer saw an advantage to having a short duration. At the close of the period, the fund's duration stood at 3.93 years, compared with 3.95 for the benchmark.

We also moved to a neutral yield-curve positioning. For most of the year, we were positioned for a flattening of the curve (meaning outperformance for longer-term bonds). We achieved this through an overweight to the 6- to 10-year portion of the yield curve, which is the longer end of the fund's

ANNUAL REPORT   |   JOHN HANCOCK ESG CORE BOND FUND       6

range. Later in the period, we reduced this overweight and increased the portfolio's allocation to 2- to 4-year issues. With the yield curve already having flattened to a significant extent, we saw a neutral posture as being the more prudent course.

How would you characterize your view on the bond market at the close of the period?

We think the broader investment backdrop remains largely stable, with relatively strong economic growth and the Fed on track for continued tightening. At the same time, we believe the elevated volatility in higher-risk assets that occurred later in the period is likely to remain in place given the uncertainty regarding geopolitics, trade policy, and potential monetary tightening by central banks overseas. With this as background, we remain focused on holding a defensive, well-diversified portfolio with an emphasis on securities that we believe have the most attractive risk/return profiles.

Can you tell us about an upcoming change to management?

Effective September 28, 2018, David J. Madigan will be retiring from our portfolio management team. We wish him well.

MANAGED BY

Jeffrey Glenn, CFA On the fund since inception Investing since 1997
Matthew C. Buscone On the fund since inception Investing since 1994
Sara Chanda On the fund since inception Investing since 1999
Khurram Gillani On the fund since inception Investing since 2011
David J. Madigan On the fund since inception Investing since 1982

The views expressed in this report are exclusively those of the portfolio management team at Breckinridge Capital Advisors, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK ESG CORE BOND FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  MAY 31, 2018

Average annual total returns (%) with maximum sales charge			Cumulative total returns (%) with maximum sales charge	SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized[1]
	1-year	Since inception[2]	Since inception[2]	as of 5-31-18	as of 5-31-18
Class A	-5.22	-2.10	-3.06	2.09	1.54
Class I3	-1.06	0.95	1.39	2.42	1.85
Class R6[3]	-0.96	1.04	1.53	2.51	1.94
Index 1†	-0.69	0.98	1.43	—	—

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 4%. Sales charges are not applicable to Class I and Class R6 shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until September 30, 2018 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class I	Class R6
Gross (%)	1.25	0.99	0.90
Net (%)	0.87	0.61	0.52

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Bloomberg Barclays U.S. Intermediate/Government Credit Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK ESG CORE BOND FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock ESG Core Bond Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Bloomberg Barclays U.S. Intermediate Government/Credit Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)
Class I3	12-14-16	10,139	10,139	10,143
Class R6[3]	12-14-16	10,153	10,153	10,143

The Bloomberg Barclays U.S. Intermediate Government/Credit Index is an unmanaged index of the investment grade, US dollar-denominated, fixed-rate government related bond markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.
2	From 12-14-16.
3	For certain types of investors, as described in the fund's prospectus.
ANNUAL REPORT   |   JOHN HANCOCK ESG CORE BOND FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line of each share class in the table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on December 1, 2017, with the same investment held until May 31, 2018.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at May 31, 2018, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line of each share class in the table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on December 1, 2017, with the same investment held until May 31, 2018. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

ANNUAL REPORT   |   JOHN HANCOCK ESG CORE BOND FUND       10

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 12-1-2017	Ending value on 5-31-2018	Expenses paid during period ended 5-31-2018[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$ 988.80	$4.26	0.86%
	Hypothetical example	1,000.00	1,020.60	4.33	0.86%
Class I	Actual expenses/actual returns	1,000.00	990.00	3.03	0.61%
	Hypothetical example	1,000.00	1,021.90	3.07	0.61%
Class R6	Actual expenses/actual returns	1,000.00	990.50	2.53	0.51%
	Hypothetical example	1,000.00	1,022.40	2.57	0.51%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
ANNUAL REPORT | JOHN HANCOCK ESG CORE BOND FUND	11

Fund’s investments
AS OF 5-31-18
	Rate (%)	Maturity date	Par value^	Value
U.S. Government and Agency obligations 28.6%				$15,621,404
(Cost $15,969,141)
U.S. Government 22.6%				12,355,855
U.S. Treasury
Note	1.375	05-31-20	800,000	783,469
Note	1.625	02-15-26	1,000,000	916,758
Note	1.750	10-31-20	1,400,000	1,375,391
Note	1.750	05-15-23	1,250,000	1,195,459
Note	2.000	05-31-21	850,000	836,188
Note	2.000	02-15-23	500,000	485,098
Note	2.000	02-15-25	1,150,000	1,094,432
Note	2.250	11-15-24	900,000	871,734
Note	2.250	11-15-27	700,000	664,535
Note	2.375	08-15-24	950,000	928,699
Note	2.375	05-15-27	700,000	673,477
Note	2.500	05-15-24	1,150,000	1,133,873
Note	2.750	02-15-24	1,000,000	1,000,508
Note	2.750	02-15-28	400,000	396,234
U.S. Government Agency 6.0%				3,265,549
Federal Home Loan Mortgage Corp.
15 Yr Pass Thru	3.000	03-01-32	886,092	881,161
15 Yr Pass Thru	3.500	03-01-30	448,504	455,414
Federal National Mortgage Association
10 Yr Pass Thru	2.500	11-01-26	254,387	251,545
10 Yr Pass Thru	2.500	12-01-26	665,755	658,680
15 Yr Pass Thru	3.500	01-01-32	433,358	439,340

15 Yr Pass Thru	4.000	05-01-33	561,058	579,409
Corporate bonds 42.0%				$22,926,814
(Cost $23,485,431)
Consumer discretionary 4.2%				2,271,938
Automobiles 1.0%
Ford Motor Credit Company LLC	3.157	08-04-20	200,000	199,176
Ford Motor Credit Company LLC	3.336	03-18-21	325,000	322,799
Hotels, restaurants and leisure 0.5%
Starbucks Corp.	3.500	03-01-28	275,000	273,031
Media 0.9%
Comcast Corp.	3.150	03-01-26	520,000	488,944
Specialty retail 1.8%
Lowe's Companies, Inc.	3.100	05-03-27	440,000	420,051
The Home Depot, Inc.	3.350	09-15-25	575,000	567,937
Consumer staples 2.9%				1,576,135
Beverages 1.4%
Anheuser-Busch InBev Finance, Inc.	3.650	02-01-26	515,000	505,701
12	JOHN HANCOCK ESG CORE BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Consumer staples (continued)
Beverages (continued)
PepsiCo, Inc.	2.750	03-05-22	255,000	$253,066
Food products 0.7%
General Mills, Inc.	3.150	12-15-21	375,000	371,674
Household products 0.4%
The Clorox Company	3.900	05-15-28	200,000	199,627
Personal products 0.4%
The Estee Lauder Companies, Inc.	1.800	02-07-20	250,000	246,067
Energy 2.8%				1,548,403
Energy equipment and services 0.4%
Schlumberger Investment SA	3.650	12-01-23	250,000	253,311
Oil, gas and consumable fuels 2.4%
Equinor ASA	2.650	01-15-24	500,000	481,795
Equinor ASA	2.900	11-08-20	250,000	250,564
Shell International Finance BV	3.250	05-11-25	300,000	294,214
Total Capital SA	4.450	06-24-20	260,000	268,519
Financials 14.5%				7,909,696
Banks 8.8%
Bank of America Corp.	2.151	11-09-20	175,000	171,178
Bank of America Corp.	4.000	04-01-24	345,000	349,601
BNP Paribas SA	2.700	08-20-18	200,000	200,150
BNP Paribas SA	3.250	03-03-23	430,000	426,588
Citigroup, Inc.	3.200	10-21-26	500,000	466,401
HSBC Holdings PLC	2.650	01-05-22	375,000	363,816
International Bank for Reconstruction & Development	1.125	11-27-19	550,000	539,117
International Finance Corp.	1.750	03-30-20	225,000	221,684
JPMorgan Chase & Co.	3.300	04-01-26	695,000	664,876
The Toronto-Dominion Bank	2.250	11-05-19	885,000	880,015
US Bancorp	2.375	07-22-26	300,000	272,321
Westpac Banking Corp.	1.600	08-19-19	250,000	246,617
Capital markets 3.0%
Morgan Stanley	2.625	11-17-21	520,000	507,245
State Street Corp.	2.550	08-18-20	250,000	248,402
The Bank of New York Mellon Corp.	3.550	09-23-21	265,000	268,455
The Goldman Sachs Group, Inc.	3.000	04-26-22	360,000	353,403
The Goldman Sachs Group, Inc.	3.500	11-16-26	265,000	251,289
Insurance 1.1%
Chubb INA Holdings, Inc.	2.300	11-03-20	240,000	236,317
Marsh & McLennan Companies, Inc.	2.750	01-30-22	380,000	371,095
Thrifts and mortgage finance 1.6%
American Express Credit Corp.	2.125	03-18-19	250,000	249,062
American Express Credit Corp.	2.200	03-03-20	630,000	622,064
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ESG CORE BOND FUND	13

	Rate (%)	Maturity date	Par value^	Value
Health care 5.9%				$3,223,454
Biotechnology 1.0%
AbbVie, Inc.	2.300	05-14-21	250,000	243,710
Celgene Corp.	3.250	02-20-23	320,000	313,062
Health care equipment and supplies 1.1%
Medtronic, Inc.	3.150	03-15-22	600,000	599,976
Health care providers and services 2.5%
Anthem, Inc.	3.650	12-01-27	260,000	247,763
CVS Health Corp.	2.800	07-20-20	150,000	148,933
CVS Health Corp.	3.875	07-20-25	365,000	358,676
UnitedHealth Group, Inc.	2.875	03-15-22	346,000	342,568
UnitedHealth Group, Inc.	3.350	07-15-22	250,000	251,678
Pharmaceuticals 1.3%
Merck & Company, Inc.	2.400	09-15-22	260,000	253,299
Sanofi	4.000	03-29-21	450,000	463,789
Industrials 2.7%				1,505,382
Aerospace and defense 0.5%
Lockheed Martin Corp.	2.500	11-23-20	275,000	271,812
Industrial conglomerates 1.5%
General Electric Company	4.625	01-07-21	250,000	258,734
General Electric Company	4.650	10-17-21	550,000	573,719
Machinery 0.4%
Deere & Company	2.600	06-08-22	255,000	249,903
Road and rail 0.3%
CSX Corp.	3.700	11-01-23	150,000	151,214
Information technology 2.9%				1,577,994
Semiconductors and semiconductor equipment 0.9%
Intel Corp.	3.300	10-01-21	505,000	511,481
Software 1.0%
Oracle Corp.	2.400	09-15-23	310,000	296,825
Oracle Corp.	2.500	05-15-22	220,000	215,337
Technology hardware, storage and peripherals 1.0%
Apple, Inc.	2.850	02-23-23	560,000	554,351
Materials 0.9%				493,750
Chemicals 0.9%
Eastman Chemical Company	3.600	08-15-22	240,000	240,133
Ecolab, Inc.	3.250	01-14-23	255,000	253,617
Real estate 1.0%				542,125
Equity real estate investment trusts 1.0%
AvalonBay Communities, Inc.	2.950	09-15-22	350,000	342,644
Boston Properties LP	3.800	02-01-24	200,000	199,481
14	JOHN HANCOCK ESG CORE BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Telecommunication services 1.9%				$1,042,254
Diversified telecommunication services 1.9%
AT&T, Inc.	4.125	02-17-26	490,000	484,119
Verizon Communications, Inc.	5.150	09-15-23	520,000	558,135
Utilities 2.3%				1,235,683
Electric utilities 2.3%
MidAmerican Energy Company	3.100	05-01-27	600,000	574,121

NSTAR Electric Company	2.375	10-15-22	380,000	367,491

Xcel Energy, Inc.	2.400	03-15-21	300,000	294,071
Municipal bonds 19.0%				$10,346,910
(Cost $10,529,855)
Arizona Department of Transportation State Highway Fund Revenue	1.631	07-01-18	350,000	349,829
City of Avondale (Arizona)	2.240	07-01-20	600,000	592,890
City of New York	2.260	03-01-22	385,000	375,371
City of San Francisco Public Utilities Commission Water Revenue (California)	2.806	11-01-23	450,000	439,695
Gateway School District Alleghany County (Pennsylvania)	1.887	07-15-22	325,000	306,205
Jackson State University Educational Building Corp. (Mississippi)	2.720	03-01-23	595,000	580,928
Kent City School District (Ohio)	5.000	12-01-20	350,000	366,856
Louisiana Public Facilities Authority	2.193	12-15-20	700,000	687,421
New Mexico Finance Authority	2.135	06-15-20	400,000	396,072
New Mexico Finance Authority	2.287	06-15-21	395,000	386,725
New York City Transitional Finance Authority Future Tax Secured Revenue	2.150	05-01-25	350,000	324,237
New York State Environmental Facilities Corp.	1.885	01-15-20	780,000	771,514
Passaic Valley Water Commission (New Jersey)	2.739	12-15-25	475,000	449,279
Santa Rosa Regional Resources Authority (California)	2.900	08-01-25	200,000	193,410
Tennessee State School Bond Authority	2.054	11-01-21	660,000	643,322
Texas A&M University	3.231	05-15-27	350,000	343,550
Texas Public Finance Authority	2.000	02-01-20	465,000	459,108
Texas Public Finance Authority	4.000	02-01-23	440,000	454,194
Texas State University System	3.277	03-15-27	370,000	361,594
Triborough Bridge & Tunnel Authority (New York)	2.885	11-15-19	500,000	501,275
University of California	2.253	05-15-20	390,000	387,075
University of Massachusetts Building Authority	1.580	11-01-18	360,000	359,194
University of North Texas	3.357	04-15-27	375,000	369,206

University of Pittsburgh-of the Commonwealth System of Higher Education	1.829	09-15-19	250,000	247,960
Asset backed securities 7.7%				$4,225,914
(Cost $4,275,607)
Asset backed securities 7.7%				4,225,914
American Express Credit Account Master Trust Series 2017-1, Class A	1.930	09-15-22	1,000,000	986,301
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ESG CORE BOND FUND	15

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Chase Issuance Trust
Series 2016-A5, Class A5	1.270	07-15-21	1,000,000	$984,845
Series 2017-A1, Class A (1 month LIBOR + 0.300%) (A)	2.219	01-18-22	285,000	285,542
Citibank Credit Card Issuance Trust
Series 2014-A6, Class A6	2.150	07-15-21	500,000	497,156
Series 2017-A2, Class A2	1.740	01-19-21	285,000	283,690
Ford Credit Auto Owner Trust
Series 2016-B, Class A3	1.330	10-15-20	202,831	201,452
Series 2016-C, Class A3	1.220	03-15-21	1,000,000	986,928

	Yield (%)	Shares	Value
Short-term investments 2.3%			$1,251,288
(Cost $1,251,288)
Money market funds 2.3%			1,251,288
JPMorgan U.S. Government Money Market Fund, Institutional Class	1.6143(B)	1,251,288	1,251,288

Total investments (Cost $55,511,322) 99.6%	$54,372,330
Other assets and liabilities, net 0.4%	235,584
Total net assets 100.0%	$54,607,914

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
LIBOR	London Interbank Offered Rate
(A)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(B)	The rate shown is the annualized seven-day yield as of 5-31-18.
At 5-31-18, the aggregate cost of investments for federal income tax purposes was $55,613,606. Net unrealized depreciation aggregated to $1,241,276, of which $11,543 related to gross unrealized appreciation and $1,252,819 related to gross unrealized depreciation.
16	JOHN HANCOCK ESG CORE BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 5-31-18

Assets
Unaffiliated investments, at value (Cost $55,511,322)	$54,372,330
Cash	18,148
Interest receivable	296,985
Receivable for investments sold	599,232
Receivable from affiliates	841
Other assets	29,121
Total assets	55,316,657
Liabilities
Distributions payable	88,179
Payable for delayed delivery securities purchased	577,013
Payable for fund shares repurchased	4,333
Payable to affiliates
Accounting and legal services fees	6,021
Transfer agent fees	4,615
Trustees' fees	164
Other liabilities and accrued expenses	28,418
Total liabilities	708,743
Net assets	$54,607,914
Net assets consist of
Paid-in capital	$56,059,537
Undistributed net investment income	8,537
Accumulated net realized gain (loss) on investments	(321,168)
Net unrealized appreciation (depreciation) on investments	(1,138,992)
Net assets	$54,607,914

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($4,829,508 ÷ 490,490 shares) [1]	$9.85
Class I ($48,279,969 ÷ 4,903,995 shares)	$9.85
Class R6 ($1,498,437 ÷ 152,184 shares)	$9.85
Maximum offering price per share
Class A (net asset value per share ÷ 96%)[2]	$10.26

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ESG CORE BOND FUND	17

STATEMENT OF OPERATIONS For the year ended  5-31-18

Investment income
Interest	$979,934
Expenses
Investment management fees	195,026
Distribution and service fees	11,854
Accounting and legal services fees	9,669
Transfer agent fees	45,612
Trustees' fees	1,320
Custodian fees	38,570
State registration fees	71,615
Printing and postage	43,078
Professional fees	79,187
Other	9,632
Total expenses	505,563
Less expense reductions	(231,308)
Net expenses	274,255
Net investment income	705,679
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	(179,745)
(179,745)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	(1,346,799)
(1,346,799)
Net realized and unrealized loss	(1,526,544)
Decrease in net assets from operations	$(820,865)

18	JOHN HANCOCK ESG CORE BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 5-31-18	Period ended 5-31-17[1]
Increase (decrease) in net assets
From operations
Net investment income	$705,679	$105,756
Net realized gain (loss)	(179,745)	50,122
Change in net unrealized appreciation (depreciation)	(1,346,799)	207,807
Increase (decrease) in net assets resulting from operations	(820,865)	363,685
Distributions to shareholders
From net investment income
Class A	(79,907)	(33,930)
Class I	(715,193)	(78,649)
Class R6	(31,411)	(13,640)
From net realized gain
Class A	(4,673)	—
Class I	(44,792)	—
Class R6	(1,563)	—
Total distributions	(877,539)	(126,219)
From fund share transactions	40,656,792	15,412,060
Total increase	38,958,388	15,649,526
Net assets
Beginning of year	15,649,526	—
End of year	$54,607,914	$15,649,526
Undistributed net investment income	$8,537	$9,425

[1]	Period from 12-14-16 (commencement of operations) to 5-31-17.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ESG CORE BOND FUND	19

Financial highlights
CLASS A SHARES Period ended	5-31-18	5-31-17 [1]
Per share operating performance
Net asset value, beginning of period	$10.16	$10.00
Net investment income[2]	0.14	0.06
Net realized and unrealized gain (loss) on investments	(0.27)	0.17
Total from investment operations	(0.13)	0.23
Less distributions
From net investment income	(0.17)	(0.07)
From net realized gain	(0.01)	—
Total distributions	(0.18)	(0.07)
Net asset value, end of period	$9.85	$10.16
Total return (%)[3,4]	(1.31)	2.35 [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$5	$5
Ratios (as a percentage of average net assets):
Expenses before reductions	1.39	2.02 [6]
Expenses including reductions	0.86	0.87 [6]
Net investment income	1.40	1.31 [6]
Portfolio turnover (%)	83	61

[1]	Period from 12-14-16 (commencement of operations) to 5-31-17.
[2]	Based on average daily shares outstanding.
[3]	Does not reflect the effect of sales charges, if any.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Annualized.
20	JOHN HANCOCK ESG CORE BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS I SHARES Period ended	5-31-18	5-31-17 [1]
Per share operating performance
Net asset value, beginning of period	$10.16	$10.00
Net investment income[2]	0.16	0.07
Net realized and unrealized gain (loss) on investments	(0.27)	0.18
Total from investment operations	(0.11)	0.25
Less distributions
From net investment income	(0.19)	(0.09)
From net realized gain	(0.01)	—
Total distributions	(0.20)	(0.09)
Net asset value, end of period	$9.85	$10.16
Total return (%)[3]	(1.06)	2.47 [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$48	$9
Ratios (as a percentage of average net assets):
Expenses before reductions	1.14	1.76 [5]
Expenses including reductions	0.61	0.61 [5]
Net investment income	1.65	1.58 [5]
Portfolio turnover (%)	83	61

[1]	Period from 12-14-16 (commencement of operations) to 5-31-17.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ESG CORE BOND FUND	21

CLASS R6 SHARES Period ended	5-31-18	5-31-17 [1]
Per share operating performance
Net asset value, beginning of period	$10.16	$10.00
Net investment income[2]	0.18	0.08
Net realized and unrealized gain (loss) on investments	(0.28)	0.17
Total from investment operations	(0.10)	0.25
Less distributions
From net investment income	(0.20)	(0.09)
From net realized gain	(0.01)	—
Total distributions	(0.21)	(0.09)
Net asset value, end of period	$9.85	$10.16
Total return (%)[3]	(0.96)	2.52 [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	1.05	1.67 [5]
Expenses including reductions	0.51	0.52 [5]
Net investment income	1.75	1.67 [5]
Portfolio turnover (%)	83	61

[1]	Period from 12-14-16 (commencement of operations) to 5-31-17.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
22	JOHN HANCOCK ESG CORE BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements

Note 1 — Organization

John Hancock ESG Core Bond Fund (the fund) is a series of John Hancock Bond Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek total return consisting of income and capital appreciation consistent with preservation of capital and maintenance of liquidity.

The fund may offer multiple classes of shares. The shares currently offered by the fund are detailed in the Statement of assets and liabilities. Class A shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are only available to certain retirement plans, institutions and other investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Investments by the fund in open-end management investment companies are valued at their respective NAVs each business day.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of May 31, 2018, all investments are categorized as Level 2 under the hierarchy described above, except money market funds, which are categorized as Level 1.

ANNUAL REPORT   |   JOHN HANCOCK ESG CORE BOND FUND       23

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 29, 2017, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 29, 2017, the fund had a similar agreement that enabled it to participate in a $1 billion unsecured committed line of credit. For the year ended May 31, 2018, the fund had no borrowings under either line of credit. Commitment fees for the year ended May 31, 2018 were $2,731.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of May 31, 2018, the fund has a short-term capital loss carryforward of $189,743 and a long-term capital loss carryforward of $29,141 available to offset future net realized capital gains. These carryforwards do not expire.

As of May 31, 2018, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund typically declares dividends daily and pays them monthly. Capital gain distributions, if any, are distributed at least annually.

ANNUAL REPORT   |   JOHN HANCOCK ESG CORE BOND FUND       24

The tax character of distributions for the year ended May 31, 2018 and for the period ended May 31, 2017 were as follows:

	May 31, 2018	May 31, 2017
Ordinary Income	$877,539	$126,219

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of May 31, 2018, the components of distributable earnings on a tax basis consisted of $104,829 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to distributions payable and amortization and accretion on debt securities.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.450% of the first $250 million of the fund's average daily net assets and (b) 0.400% of the fund's average daily net assets in excess of $250 million. If net assets exceed $250 million, then the advisory fee to be paid is 0.400% on all asset levels of average daily net assets. The Advisor has a subadvisory agreement with Breckinridge Capital Advisors, Inc. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended May 31, 2018, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund exceed 0.50% of average net assets of the fund. For purposes of this agreement, "expenses of the fund" means all fund expenses, excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, class-specific expenses, borrowing costs, prime brokerage fees, acquired fund fees and expenses paid indirectly, and short dividend expense. This agreement expires on September 30, 2018, unless renewed by mutual agreement of the Advisor and the fund based upon a determination that this is appropriate under the circumstances at that time.

ANNUAL REPORT   |   JOHN HANCOCK ESG CORE BOND FUND       25

For the year ended May 31, 2018, these expense reductions described above amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$28,149	Class R6	$9,184
Class I	193,975	Total	$231,308

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended May 31, 2018 were equivalent to a net annual effective rate of 0.00% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended May 31, 2018 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee
Class A	0.25%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $4,359 for the year ended May 31, 2018. Of this amount, $556 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $3,803 was paid as sales commissions to broker-dealers.

Class A shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended May 31, 2018, there were no CDSCs received by the Distributor for Class A shares.

Transfer agent fees. The John Hancock Group of Funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended May 31, 2018 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$11,854	$5,164
Class I	—	40,262

ANNUAL REPORT   |   JOHN HANCOCK ESG CORE BOND FUND       26

Class	Distribution and service fees	Transfer agent fees
Class R6	—	$186
Total	$11,854	$45,612

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Fund share transactions

Transactions in fund shares for the year ended May 31, 2018 and for the period ended May 31, 2017 were as follows:

		Year ended 5-31-18		Period ended 5-31-17[1]
	Shares	Amount	Shares	Amount
Class A Shares
Sold	62,602	$628,117	459,619	$4,596,951
Distributions reinvested	414	4,132	40	405
Repurchased	(31,133)	(314,176)	(1,052)	(10,545)
Net increase	31,883	$318,073	458,607	$4,586,811
Class I Shares
Sold	3,976,031	$40,356,185	929,586	$9,300,000
Distributions reinvested	3,052	30,217	64	649
Repurchased	(4,738)	(46,651)	—	—
Net increase	3,974,345	$40,339,751	929,650	$9,300,649
Class R6 Shares
Sold	7,076	$71,202	152,421	$1,524,600
Distributions reinvested	94	941	—	—
Repurchased	(7,407)	(73,175)	—	—
Net increase (decrease)	(237)	$(1,032)	152,421	$1,524,600
Total net increase	4,005,991	$40,656,792	1,540,678	$15,412,060

1 Period from 12-14-16 (commencement of operations) to 5-31-17.

Affiliates of the fund owned 92%, 91% and 99% of shares of Class A, Class I and Class R6, respectively, on May 31, 2018. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities and U.S. Treasury obligations, amounted to $36,696,003 and $6,593,844, respectively, for the year ended May 31, 2018. Purchases and sales of U.S. Treasury obligations aggregated $38,671,948 and $28,631,587, respectively, for the year ended May 31, 2018.

Note 7 — New accounting pronouncement

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2017-08, Premium Amortization on Purchased Callable Debt Securities, which shortens the premium amortization period for purchased non-contingently callable debt securities. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the impact of ASU 2017-08 to the fund.

ANNUAL REPORT   |   JOHN HANCOCK ESG CORE BOND FUND       27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of John Hancock Bond Trust and Shareholders of John Hancock ESG Core Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund's investments, of John Hancock ESG Core Bond Fund (one of the funds constituting John Hancock Bond Trust, referred to hereafter as the "Fund") as of May 31, 2018, the related statement of operations for the year ended May 31, 2018 and the statements of changes in net assets and the financial highlights for the year ended May 31, 2018 and for the period December 14, 2016 (commencement of operations) through May 31, 2017, including the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2018, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended May 31, 2018 and for the period December 14, 2016 (commencement of operations) through May 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2018 by correspondence with the custodian; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

July 16, 2018

We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.

ANNUAL REPORT   |   JOHN HANCOCK ESG CORE BOND FUND       28

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended May 31, 2018.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2018 Form 1099-DIV in early 2019. This will reflect the tax character of all distributions paid in calendar year 2018.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

ANNUAL REPORT   |   JOHN HANCOCK ESG CORE BOND FUND       29

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	216
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2012	216
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

James R. Boyle, Born: 1959	2015	216
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2012	216
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	1986	216
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK ESG CORE BOND FUND       30

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Grace K. Fey, Born: 1946	2012	216
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Theron S. Hoffman,[2] Born: 1947	2012	216
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Board Member, Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	216
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2012	216

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014-2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	1994	216
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK ESG CORE BOND FUND       31

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2009	216
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	216
President and Non-Independent Trustee
Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2017).

Marianne Harrison, Born: 1963	2018	216
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013-2017); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Coummunitech, an industry-led innovation center that fosters technology companies in Canada (since 2017); Member, Board of Directors, Manulife Assurance Canada (since 2015); Board Member, St. Mary's General Hospital Foundation (since 2014); Member, Board of Directors, Manulife Bank of Canada (since 2013); Member, Standing Committee of the Canadian Life & Health Assurance Association (since 2013); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012-2013). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds[3], John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2018).

Warren A. Thomson, Born: 1955	2012	216
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK ESG CORE BOND FUND       32

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
John J. Danello, Born: 1955	2006
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 40 other John Hancock funds consisting of 30 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK ESG CORE BOND FUND       33

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†#
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Breckinridge Capital Advisors, Inc.

Principal distributor

John Hancock Funds, LLC

Custodian

Citibank, N.A.

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 6-19-18

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK ESG CORE BOND FUND       34

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Natural Resources

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Redwood

Seaport Long/Short

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Income Allocation

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock ESG Core Bond Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF457116	468A 5/18 7/18

ITEM 2. CODE OF ETHICS.

As of the end of the year, May 31, 2018, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Covered Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Peter S. Burgess is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees
The aggregate fees billed for professional services rendered by the principal accountant for the audits of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements amounted to the following for the fiscal years ended May 31, 2018 and 2017. These fees were billed to the registrant and were approved by the registrant’s audit committee.

Fund	May 31, 2018	May 31, 2017
John Hancock Global Conservative Absolute Return Fund	$102,639	$95,780
John Hancock Global Short Duration Credit Fund	73,937	72,836
John Hancock Government Income Fund	46,519	43,572
John Hancock Investment Grade Bond Fund	49,389	48,203
John Hancock High Yield Fund	74,312	67,838
John Hancock ESG Core Bond Fund	38,380	26,073
Total	$385,176	$354,302

(b) Audit-Related Services
Audit-related fees for assurance and related services by the principal accountant are billed to the registrant or to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser ("control affiliates") that provides ongoing services to the registrant. The nature of the services provided was affiliated service provider internal controls reviews. In addition, amounts billed to control affiliates were $110,200 and $106,517 for the fiscal years ended May 31, 2018 and 2017, respectively.

Fund	May 31, 2018	May 31, 2017
John Hancock Global Conservative Absolute Return Fund	$540	$510
John Hancock Global Short Duration Credit Fund	540	510
John Hancock Government Income Fund	540	510
John Hancock Investment Grade Bond Fund	540	510
John Hancock High Yield Fund	540	510
John Hancock ESG Core Bond Fund	540	510
Total	$3,240	$3,060

(c) Tax Fees
The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning (“tax fees”) amounted to the following for the fiscal years ended May 31, 2018 and 2017. The nature of the services comprising the tax fees was the review of the registrant’s tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee.

Fund	May 31, 2018	May 31, 2017
John Hancock Global Conservative Absolute Return Fund	$3,825	$3,647
John Hancock Global Short Duration Credit Fund	3,725	3,647
John Hancock Government Income Fund	3,725	3,647
John Hancock Investment Grade Bond Fund	3,725	3,647
John Hancock High Yield Fund	3,725	3,647
John Hancock ESG Core Bond Fund	3,725	3,772
Total	$22,450	$22,007

(d) All Other Fees
The nature of the services comprising all other fees is attestation services surrounding new class launches and merger activity. Other fees billed for professional services rendered by the principal accountant to the registrant or to the control affiliates for the fiscal years ended May 31, 2018 and 2017 amounted to the following:

Fund	May 31, 2018	May 31, 2017
John Hancock Global Conservative Absolute Return Fund	$234	$832
John Hancock Global Short Duration Credit Fund	234	709
John Hancock Government Income Fund	3,834	4,332
John Hancock Investment Grade Bond Fund	234	832
John Hancock High Yield Fund	234	21,682
John Hancock ESG Core Bond Fund	234	832
Total	$5,004	$29,219

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per year/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per year/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:
There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant for the fiscal year ended May 31, 2018, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and rendered to the registrant's control affiliates for the fiscal years ended May 31, 2018 and 2017 amounted to the following:

Trust	May 31, 2018	May 31, 2017
John Hancock Bond Trust	$ 6,743,573	$ 6,019,374

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Peter S. Burgess - Chairman
Charles L. Bardelis
Theron S. Hoffman

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.
(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter”.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.: Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics for Covered Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Bond Trust

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	July 16, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	July 16, 2018

By:	/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer

Date:	July 16, 2018